UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
____________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
____________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2014

Item 1:  Report to Shareholders.

ANNUAL REPORT

Henderson
GLOBAL INVESTORS

Henderson Global Funds

July 31, 2014

All Asset Fund
Dividend & Income Builder Fund
Emerging Markets Opportunities Fund
European Focus Fund
Global Equity Income Fund
Global Technology Fund
High Yield Opportunities Fund
International Opportunities Fund
Strategic Income Fund
Unconstrained Bond Fund

Table of contents

Letter to shareholders	1

Commentaries and Performance Summaries

All Asset Fund	4

Dividend & Income Builder Fund	6

Emerging Markets Opportunities Fund	8

European Focus Fund	10

Global Equity Income Fund	12

Global Technology Fund	14

High Yield Opportunities Fund	16

International Opportunities Fund	18

Strategic Income Fund	20

Unconstrained Bond Fund	22

Portfolios of investments	24

Statements of assets and liabilities	96

Statements of operations	102

Statements of changes in net assets	107

Statements of changes – capital stock activity	117

Financial highlights	128

Notes to financial statements	146

Report of independent registered public accounting firm	159

Other information	160

Trustees and officers	168

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. This risk is heightened in investments in emerging markets. In addition, some of the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses.

The All Asset Fund invests in a smaller number of securities than the average mutual fund and the change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance. The Fund may invest in derivatives and commodities. Investing in commodities entails additional risks including instability regarding control and jurisdiction of governments, international companies and other entities. Asset allocation strategies do not assure profit nor protect against loss. The Fund may be subject to frequent trading which may result in a turnover rate of 100% or more. The Fund is subject to investment company and pooled vehicles risk, allocation risk, leverage risk, interest rate risk and high yield securities risk. An investment in pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), may involve paying a premium at the time of purchase or receiving a discounted price at the time of sale. The Fund (and indirectly its shareholders) is responsible for a proportional share of the underlying investment company’s expenses, in addition to its own. Investments in high yield securities may offer more attractive returns than higher-rated securities, but the potentially higher yield is a function of the greater risk that a particular security may default.

The Dividend & Income Builder Fund invests in a smaller number of securities than the average mutual fund and the change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance. The Fund may invest in illiquid securities and is subject to investment company and pooled vehicles risk, interest rate risk, credit/default risk and high yield securities risk. An investment in pooled vehicles, including closed-end funds, trusts, and ETFs, may involve paying a premium at the time of purchase or receiving a discounted price at the time of sale. The Fund (and indirectly its shareholders) is responsible for a proportional share of the underlying investment company’s expenses, in addition to its own. The Fund’s share price and yield will be affected by interest rate movements, with bond prices generally moving in the opposite direction from interest rates. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund may be subject to frequent trading which may result in a turnover rate of 100% or more. Credit risk refers to the bond issuer’s ability to make timely payments of principal and interest. Investments in high yield securities may offer more attractive returns than higher-rated securities, but the potentially higher yield is a function of the greater risk that a particular security may default.

The High Yield Opportunities Fund and Unconstrained Bond Fund may invest in illiquid securities and are subject to investment company risk, interest rate risk, credit/default risk and high yield securities risk. Credit risk refers to a bond issuers’ ability to make timely payments of principal and interest. Investments in high yield securities may increase the risk that a particular security may default. The Funds’ share price and yield will be affected by interest rate movements, as will the value of bond investments. Mortgage and asset backed securities are at greater risk during periods of rising interest rates than during periods of stable or falling rates. Also, the impact of prepayments on the value of asset backed securities may be difficult to predict. The Funds may be subject to frequent trading which may result in a turnover rate of 100% or more. The Funds may employ leverage and bank borrowings to increase the amount of the Funds’ investments, which may result in increased volatility of returns with the possibility of increased net income and capital gains as well as an exaggerated risk of loss. Unsecured bank loans may not provide the Funds with payment of principal, interest, and other amounts due. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. The Funds may invest in a smaller number of securities than the average mutual fund and the change in value of a single holding may have a more pronounced effect on the Funds’ net asset value and performance.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund’s returns may be considerably more volatile than a fund that does not invest in technology companies.

The Strategic Income Fund invests in high yield, lower rated (junk) bonds which involve a greater degree of risk than investment grade bonds in return for higher yield potential. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. Moreover, the Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. The Fund may borrow money which may affect the return to shareholders of the Fund, also known as leverage risk.

The views in this report were those of the Funds’ Portfolio Managers as of July 31, 2014, and may not reflect the views of the Portfolio Managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Letter to shareholders

Dear shareholder,

We are pleased to provide the annual report for the Henderson Global Funds, which covers the year ended July 31, 2014.

The past year has been dominated by speculation about central bank action, with markets fixated on potential monetary policy easing in the Eurozone and the timing of possible interest rate rises in the US and the UK. Some soft economic data and a stronger euro in the first half of 2014 persuaded the European Central Bank to deliver a package of hotly anticipated monetary easing measures in June to help fight disinflation. These included negative interest rates on excess bank reserves and a four year ‘long-term refinancing operation’ to encourage banks to lend more to small companies. Meanwhile, the Bank of England and the US Federal Reserve stressed that interest rate rises were some way off, despite strength in their respective domestic labor markets. Overall, equity markets registered gains in the first half of the year, although markets wavered amid economic news flow from China and the US, and geopolitical events in Ukraine and elsewhere.

Recently, the US Federal Reserve slashed its growth forecast for 2014, due partly to the exceptionally cold winter. While labor market news has remained positive, other indicators have been mixed and forecasts for second quarter Gross Domestic Product growth have been revised down. In Japan, there have been fears that the economic recovery campaign is losing momentum following subdued output data and inflation, which is increasing only modestly despite April’s sales tax increase. China’s economy appears to be benefiting from targeted stimulus, but concerns remain over larger structural challenges.

At Henderson, as part of our ongoing commitment to sharing knowledge with our clients, we launched the Henderson Global Dividend Index (HGDI) in February 2014. HGDI is a new quarterly report analyzing equity income from around the world. The initial report revealed that global dividends hit a record $1.03 trillion in 2013, up $310 billion since 2009. The second edition showed the rapid growth of global dividends in the first quarter of 2014, with the fastest quarterly growth rate since the end of 2012. Andrew Formica, CEO of Henderson, said: “We have undertaken this research because we are getting increasing calls from our clients for our range of global equity income products. The trillion dollar dividend is a huge milestone for equity investors and illustrates that dividends are now a vital component of investors’ returns.”

Within the Henderson Global Funds family, we are pleased to highlight that the Henderson High Yield Opportunities Fund (HYOAX, HYOCX, HYOIX) celebrated its one-year anniversary on April 30, 2014, with strong performance relative to its benchmark and peer group (please see page 17 for performance information on the Fund). The High Yield Opportunities Fund offers exposure to US and international high yielding securities representing Portfolio Manager Kevin Loome’s “best ideas.”

Additionally, Henderson announced on June 30, 2014 its intention to purchase the entire issued share capital of Geneva Capital Management, a US growth equity manager with $6.5 billion of assets under management as of June 30, 2014. This is an important strategic milestone in the development of Henderson’s North American business, adding US equity investment capabilities and extending its US institutional client base.

Looking forward, we at Henderson remain committed to offering products that we believe are truly differentiated from the competition, and to providing value-added investment insights to our clients from our portfolio managers around the world. We appreciate your trust in, and support of, our Funds, and we look forward to serving your financial needs in the years to come.

James G. O’Brien
President, Henderson Global Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains this and other important information about the Funds, visit www.henderson.com. The Prospectus should be read carefully before investing.

It’s all about income

An increasing need for income With baby boomers retiring and people living longer, the need for income has never been greater:		US population growth: 10-year growth forecasts (2010-2020)

●	Interest rates remain low, as do bond yields – forcing investors to look elsewhere for yield

●	Equities have become a major hunting ground for yield

●	The retiree population is forecasted to grow at over 35% - raising the demand for income

Source: Population Division, US Census Bureau, released as of 8/14/08

Rethink your source for income		Global dividend yield vs US Treasury 10-year yield

●	Treasury yields have been falling for the past 30 years

●	Recently, interest rates have fallen such that the yields on Treasuries are close to the yields on equity paying dividends

●	Historically low Treasury yields have driven investors to rethink their source for income

Source: Citi Research – Global Equity Strategy, as of 11/21/13. The MSCI World High Dividend Yield Index is based on the MSCI World Index and includes large and mid cap stocks across 23 Developed Markets countries. One cannot invest directly in an index or average. Past performance is not indicative of future results.

Dividend-paying stocks outperformed non-dividend paying stocks

Growth of $100 MSCI Europe ex-UK Index performance by dividend policy

Source: Ned Davis Research 12/31/87-4/30/14. The MSCI Europe ex UK Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe excluding the United Kingdom. One cannot invest directly in an index. Past performance is not indicative of future results. The chart above illustrates the performance of dividend paying stocks versus non dividend paying stocks. Since 1988 dividend paying stocks have outperformed non dividend paying stocks by 6.4% per year; this illustrates the importance of dividends as a part of total returns. Returns are based on monthly, equal-weighted gross total returns (calculated in local currency) of component stocks within the MSCI Europe ex UK index. The distinction for “dividend payers” versus “non-dividend payers” is determined on a monthly basis with components reconstituted every month-end.

Going global could pay dividends

Nearly 2/3’s of the world’s dividends are paid outside the US

Dividends paid	Top 10 dividend payers globally

Source: Henderson HGDI report as of 3/31/14

Dividends paid outside the US
Contrary to popular home-bias belief, the largest dividends paid are typically in Europe and Australia.

Payout ratio by region

Source: Citigroup as of 2/28/14

International dividends look attractive
Global dividend yields present a clear opportunity for income relative to government bonds

Government bond yield still below dividend yields in most markets

Source: Datastream, MSCI as of 3/31/14. The dividend yield of each country refers to the yield of that countries specific MSCI index. The MSCI Indices mentioned are free float-adjusted market capitalization indices designed to measure the equity market performance in their respective regions.

Commentary

All Asset Fund

To the naked eye, market conditions have appeared benign during the reporting period: returns have been largely positive across the asset mix, with some equity indices – notably the S&P 500 Index –reaching new highs. Contrary to our expectations, investors continued their love affair with bonds, with flows accelerating in some areas of the market. Investors generally took bad news in their stride. An escalation of the crisis in Eastern Ukraine, the insurgency of ISIS in Northern Iraq, and the downward revision of first quarter 2014 US Gross Domestic Product growth to an annualized rate of -2.9% caused no obvious damage.

For the one year ended July 31, 2014 the Fund returned 6.44% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of 0.25%. With positive economic data coming from the US and Japan, the Fund’s allocation to equities in these countries was very beneficial to performance. The holding in the Henderson Global Technology Fund also added to performance. Detractors to performance included exposure to secured loans, where prices softened following tapering concerns last year, and commodities, as the continued expectations for soft inflation led to poor performance in the gold price.

Top 10 long-term holdings (at July 31, 2014)
Security	As a percentage of net assets
Henderson Unconstrained Bond Fund	4.5%
iShares TIPS Bond ETF	4.2
PowerShares Senior Loan Portfolio	3.6
MSIF Multi-Asset Portfolio	3.1
iShares MSCI Emerging Markets
Minimum Volatility ETF	3.0
iShares High Dividend Equity Fund	3.0
ASG Global Alternatives Fund	2.9
Vanguard Dividend Appreciation ETF	2.9
Sprott Physical Gold Trust	2.7
SPDR S&P 500 ETF Trust	2.4

Although our central belief is that markets will continue to transition from being liquidity-driven to being growth-driven, our observations on volatility, sentiment, and understanding of the potential tail risks mean that we are cautious about our exposure to risk assets. Although we continue to position the Fund with a preference for equities over bonds, we are keeping some firepower in reserve in the form of cash. We also continue to invest in strategies that we believe offer a degree of protection from current market levels, either through defensive positioning or contrarian holdings. We believe that this offers a sort of ‘insurance policy’ when volatility picks up, and when the turning point in monetary policy becomes more apparent to all.

With developed market government bond yields still incredibly low – and some European sovereign bond yields falling further during the second quarter 2014 – there is an inevitability that yields will have to move higher as some central banks’ policies ‘normalize’ (with prices adjusting accordingly). How orderly this process will be is difficult to determine, and the risks are potentially skewed to more bearish outcomes. We continue to favor flexible bond mandates, limiting our exposure to interest-rate sensitive assets. We have reduced our high yield bond exposure as we believe that valuations have become stretched. In contrast, we have slightly increased our allocation to emerging market debt as yields remain attractive while last year’s sharp sell-off removed some valuation and crowding concerns.

As global growth troughs and economic data improve, we are likely to continue to see central bank policy support lessening and a return to macro normalization. In this environment we retain a cautious outlook on risk assets as markets adjust to the new, lower liquidity environment and remain alert to geopolitical risks. We believe that better growth data will see government bond yields rise, although the speed of this adjustment will be largely shaped by the speed of US policy normalization. The continued improving growth in developed markets is increasingly significant as the growth outlook of emerging markets in aggregate continues to weaken. Given this outlook, we maintain our preference for equities over bonds and remain cautious on emerging market assets.

Performance summary

All Asset Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2014 At NAV	NASDAQ symbol	One year	Since inception (3/30/2012)*
Class A	HGAAX	6.44%	5.42%
Class C	HGACX	5.51	4.61
Class I	HGAIX	6.72	5.68
With sales charge
Class A		0.34%	2.79%
Class C		5.51	4.61
Index
3-month LIBOR USD		0.25%	0.33%
MSCI World Index		16.58	15.26

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.55%, 2.25% and 1.24%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 0.85%, 1.60% and 0.60% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. With respect to investments in affiliated underlying funds, the Fund’s adviser has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund’s management fee. Indirect net expenses associated with the Fund’s investments in underlying investment companies are not subject to the contractual waiver. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. 3-Month LIBOR (London Interbank Offered Rate) USD is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Dividend & Income Builder Fund

It was another strong year for dividend investors, as global dividends grew 8%+ with countries such as the US growing dividends at double digit rates. The US equity market was amongst the strongest performers globally, as economic data proved resilient such that the US Federal Reserve had the confidence in December to begin scaling back their $85 billion per month quantitative easing program.

Towards the end of the period, a Portuguese bank default, Ukrainian plane crash and Middle East concerns led to a period of risk aversion in equity markets. Fixed income also saw volatility. In Europe, German 10-year bond yields breached record low yields of 1.13% set in the summer of 2012 as a result of deflationary fears. US high yield bonds rose to approximately 6% compared to the start of July of around 5%. While this is a short term trend, it could mark the beginning of a broader step change in yields.

For the one year ended July 31, 2014, the Fund returned 13.26% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 16.58%. The Fund continued to meet its income objectives over the period. Performance relative to the benchmark was held back by an underweight to the highest yielding shares in sectors such as REITs, telecommunication and utilities, as well as the Fund’s fixed income allocation, while equities strongly rallied.

Top 10 long-term holdings (at July 31, 2014)
Security/Issuer	As a percentage of net assets
Roche Holding AG	2.5%
Verizon Communications, Inc.	1.7
Microsoft Corp.	1.7
Bayer AG	1.7
Deutsche Post AG	1.6
Reed Elsevier N.V.	1.6
Novartis AG	1.6
Royal Dutch Shell plc, Class A	1.6
Cisco Systems, Inc.	1.6
Total S.A.	1.5

In the equity allocation, we continue to seek companies with both above-average yield and dividend growth. In the fixed income allocation, we prefer credit over interest rate risk. The equity allocation remained over 80% of the Fund, reflecting our current bias towards equities over bonds. While corporate earnings growth has remained mixed in recent years, dividend growth has proven more consistent. The level of dividends paid by global businesses has been growing and we forecast this to rise further as the health of companies continues to improve. At a stock level it is possible to find companies in markets around the world expected to increase their dividends by around 7-8%. In comparison to other asset classes such as government or corporate bonds, we believe equities continue to look good from a valuation perspective, especially given the prospects for ongoing dividend growth.

While equity markets globally have largely normalized, we remain comfortable with the positioning of the Fund in more attractively valued areas such as the UK and Hong Kong. We believe this also leaves the Fund reasonably well positioned to benefit from a growing number of US companies using their overseas cash to undertake acquisitions.

In the fixed income allocation, we believe the Fund is well positioned for the continuing search for yield. However, after a weak first quarter, US data is picking up and we must pay some regard to stretched valuations in credit spreads and sovereign bond yields. The default environment remains very supportive for credit investing. Going forward, we expect the majority of returns in fixed income to come from yield.

Performance summary

Dividend & Income Builder Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2014ᨊ At NAV	NASDAQ symbol	One year	Since inception (8/1/2012)
Class A	HDAVX	13.26%	15.01%
Class C	HDCVX	12.45	14.18
Class I	HDIVX	13.56	15.27
With sales charge
Class A		7.60%	12.08%
Class C		12.45	14.18
Index
MSCI World Index		16.58%	20.35%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.00%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 7.40%, 8.22% and 7.16%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 1.30%, 2.05% and 1.05% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Emerging Markets Opportunities Fund

After a turbulent 2013 and start to 2014, emerging markets equities finished the period in a stronger position on the back of encouraging macroeconomic data releases out of Asia led by China. Improving Chinese economic data, dovishness from the US Federal Reserve (Fed) and the European Central Bank’s interest rate cut all supported Chinese equity performance and reflected investor confidence that the authorities’ policy measures are taking effect.

Latin America performance has also been positive which was driven by the two largest markets, Brazil and Mexico. The potential for more market friendly policies after the Brazilian presidential election in October continues to gain traction with investors. The Mexican market shrugged off a poor start to the earnings season, as economic data showed signs of improvement. Colombia also outperformed, as President Santos won the re-election and consumer data was strong. Even a default in Argentina was not enough to knock performance in the region.

EMEA (Emerging Europe, Middle East and Africa), however, saw increased volatility as newsflow from the region was dominated by large scale geopolitical events. Investors contemplated the impact of new economic sanctions by the US and Europe on Russia as the tensions between Russia and Ukraine increased, while violence in the Middle East, led by the ISIS insurgency in Iraq, continues to threaten global oil supplies.

Top 10 long-term holdings (at July 31, 2014)
Security	As a percentage of net assets
Baidu, Inc., ADR	3.7%
SK Telecom Co., Ltd.	3.1
Tata Motors, Ltd., ADR	3.1
CTBC Financial Holding Co., Ltd.	3.1
PT Bank Rakyat Indonesia Tbk	3.0
Dongfeng Motor Group Co., Ltd., Class H	2.9
Agricultural Bank of China Ltd., Class H	2.9
Taiwan Semiconductor
Manufacturing Co., Ltd.	2.8
Samsung Fire & Marine Insurance Co., Ltd.	2.7
Itau Unibanco Holding S.A.	2.6

For the one year ended July 31, 2014, the Fund returned 15.67% (Class A at NAV) versus the benchmark, MSCI Emerging Markets Index, which posted a return of 15.72%. The Fund’s overweight allocation to Latin America has been very beneficial for returns both regionally and by stock selection. In Asia, the Fund performed strongly on the back of underweight exposure, but lost relative ground when China began to outperform the broader index. The Fund’s index-neutral allocation to the EMEA region has been the largest detractor to performance where both asset allocation and stock selection did not perform as expected.

After a long period of underperformance, the Brazilian equity market is showing signs of life amidst hope of political change at the upcoming presidential election. In Mexico, a period of weak economic activity is nearing its end with growth set to be boosted by government spending programs in the short term and wide-reaching structural reforms in the long term. With the Fed’s tightening of monetary policy proving more benign for Latin America than initially feared, sentiment towards the region should continue to improve.

Though we have seen a marked improvement from the emerging markets bloc, we are still cautious on risks in the system, including that China is now trying to rebalance its economy, having once relied heavily on fixed asset investment and credit growth. Geopolitics could also continue to provide any number of potential ‘flash points’. Aside from Ukraine and Iraq, other troubles may merely be slumbering in the South China Sea, and in North Korea, for example. We believe a long-term, active management approach continues to be needed here.

Performance summary

Emerging Markets Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2014 At NAV	NASDAQ symbol	One year	Three years*	Since inception (12/31/2010)*
Class A	HEMAX	15.67%	1.07%	0.16%
Class C	HEMCX	14.81	0.32	-0.58
Class I	HEMIX	16.14	1.37	0.43
With sales charge
Class A		8.99%	-0.89%	-1.48%
Class C		14.81	0.32	-0.58
Index
MSCI Emerging Markets Index		15.72%	0.74%	0.80%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 2.16%, 2.88% and 1.81%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 1.79%, 2.54% and 1.54% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

European Focus Fund

The reporting year was dominated by improving global economic data which underpinned the rally in equities seen over the majority of the period. European markets delivered strong returns, in spite of currency headwinds, and shook off a number of issues such as the emerging market sell-off early in 2014 and the geopolitical issues in the Middle East and Ukraine. However, it remains to be seen how impactful increased sanctions prove to be on the Russian economy and other parts of Europe. Investors continued to increase their weighting to the region, although renewed concerns about the Eurozone banking sector did spark a sell-off during July and brought a volatile end to the period. On the political front, May saw the elections for the European parliament which produced the expected protest vote in most countries; the notable exception being Italy where Prime Minister Matteo Renzi’s party received more of the vote than expected. The European Central Bank (ECB) cut interest rates to 0.25% and, at the recent June meeting, further monetary easing measures were announced in an attempt to reinforce the Eurozone recovery and to counter growing deflationary pressures. The ECB has indicated that it is not finished and is considering quantitative easing.

Top 10 long-term holdings (at July 31, 2014)
Security	As a percentage of net assets
ProSiebenSat.1 Media AG	3.3%
ASML Holding N.V.	3.2
Barclays plc	3.1
AA, Ltd.	3.1
Roche Holding AG	2.9
HSBC Holdings plc	2.7
Rexel S.A.	2.5
Publicis Groupe	2.5
Novo Nordisk A/S	2.4
Centrica plc	2.4

For the one year ended July 31, 2014 the Fund returned 21.43% (Class A at NAV) versus the benchmark, MSCI Europe Index, which posted a return of 16.46%. Financial exposure led the gains with companies such as CaixaBank and Commerzbank benefiting from the European recovery. Consumer discretionary stocks fared well; Pandora, Continental and Pearson were among the leading positions. The overweight to industrials bolstered returns, led by Vestas Wind Systems.

During 2013, the Fund had an investment focus on increasing underlying exposure to Europe, rather than overseas. There was a notable increase in exposure to financials and industrials through the likes of Commerzbank, Erste Group Bank, SGS and Deutsche Post. Volatility in emerging markets created opportunities from the likes of Turkey where investments were made in Halk Bankasi, a Turkish state-owned bank, and the airline Turk Hava Yollari. Although we still believe recovery within Europe has some way to go, value is now harder to find and during 2014 we initiated a number of positions in areas of the market which have presented selective opportunities, such as luxury goods manufacturer and retailer Richemont, and pharmaceutical manufacturers Roche and Novartis.

We anticipate further market progress in the second half of the year due to an improving economic environment. European corporate earnings surprises have been more pedestrian than we hoped for but we expect a better trend later in the year, and if the euro begins to weaken, it would provide a tailwind. With falling stock level correlations, this is increasingly becoming a stockpickers’ market with increased potential to deliver alpha. Selective opportunities may also present themselves in areas that have pulled back too far and have been areas of aversion, including resource-related companies and those which have some elements of emerging market exposure. There will undoubtedly be challenges ahead but we believe the overall case for Europe remains positive.

Performance summary

European Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2014 At NAV	NASDAQ symbol	One year	Three years*	Five years*	Ten years*	Since inception (8/31/2001)*
Class A	HFEAX	21.43%	9.43%	14.68%	12.87%	16.76%
Class B	HFEBX	20.40	8.54	13.77	12.19	16.23
Class C	HFECX	20.53	8.60	13.81	12.02	15.89
Class I**	HFEIX	21.73	9.76	15.00	13.03	16.89
With sales charge
Class A		14.46%	7.30%	13.33%	12.20%	16.23%
Class B		16.40	7.68	13.65	12.19	16.23
Class C		20.53	8.60	13.81	12.02	15.89
Index
MSCI Europe Index		16.46%	9.17%	10.60%	8.03%	7.22%

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.51%, 2.33%, 2.28% and 1.21% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Global Equity Income Fund

Global equities made strong gains over the majority of the reporting period with many markets reaching new highs. Economic data in countries such as the US and the UK continued to improve, leading to heightened debate around the timing and extent of interest rate rises. In Europe, a low inflation, low growth environment led the European Central Bank to further lower its benchmark interest rate to 0.15%.

Towards the end of the reporting period volatility increased and there were large regional discrepancies as Asia (in particular China) performed strongly as a result of improving economic data, while European and US equity markets fell. In Europe, Portugal was particularly weak as questions were raised as to whether one its largest banks, Espirito Santo, had enough capital.

For the one year ended July 31, 2014, the Fund returned 12.93% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 16.58%. The Fund continued to meet its high income objectives over the period. The Fund’s low weighting in lower yielding areas such as the US led to relative underperformance versus the broader market’s rally. One of the best performers at the stock level was telecommunications company Vodafone following news that they would be selling their 45% Verizon Wireless stake.

Top 10 long-term holdings (at July 31, 2014)
Security	As a percentage of net assets
British American Tobacco plc	3.2%
BHP Billiton plc	2.9
Legal & General Group plc	2.6
Royal Dutch Shell plc, A Shares	2.5
Statoil ASA	2.4
Total S.A.	2.3
Eaton Corp., plc	2.2
PetroChina Co., Ltd., Class H	2.2
HSBC Holdings plc	2.1
Telstra Corp., Ltd.	2.1

The biggest shift in allocation over the period was to take a less defensive and more pro-cyclical stance. It is the team’s view that some defensive sectors such as utilities and consumer staples are fully valued. Also, in a period of possible rising interest rates (US and UK), it is prudent to add some cyclical exposure to the portfolio in sectors such as capital goods, materials and insurance.

Geographically, the Fund remains overweight in the UK and Europe and underweight the US. The Fund has increased its allocation to the Asia Pacific region particularly in higher yielding areas such as Australia and Hong Kong. While we are keen on shares in Australia, we are less positive on the currency and have placed a small currency hedge on the Australian dollar.

The search for yield is ongoing as central banks around the world maintain historically low interest rates. However, there remains opportunity to find value in the global dividend space. For example, the large cap dividend-paying stocks currently look attractive in Hong Kong and Europe.

Companies in many regions have increasingly recognized the need to provide investors with dividends. So while a domestic bias is understandable, investors should take note of the evolving global landscape. With the right diversification and a strong research-driven stock-picking approach, we believe 2014 is shaping up to be a good year for equity income investors.

Performance summary

Global Equity Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2014 At NAV	NASDAQ symbol	One year	Three years*	Five years*	Since inception (11/30/2006)*
Class A	HFQAX	12.93%	10.80%	10.43%	4.72%
Class C	HFQCX	12.18	9.99	9.63	3.95
Class I**	HFQIX	13.33	11.13	10.73	4.93
With sales charge
Class A		6.42%	8.66%	9.14%	3.91%
Class C		12.18	9.99	9.63	3.95
Index
MSCI World Index		16.58%	12.52%	13.38%	4.95%
MSCI World High Dividend Yield Index		16.19	13.05	13.94	4.72

* Average annual return

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.23%, 1.99% and 0.96%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers during those periods, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within select MSCI World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Global Technology Fund

Global equity markets were driven higher over the reporting period, underpinned by loose monetary policy and continued signs of global economic growth. There were pockets of volatility along the way, such as the stress that appeared in emerging markets early in 2014, escalating geopolitical issues in the Middle East and Ukraine and the significant and indiscriminate sell-off in growth names that impacted the wider technology market and, in particular, certain internet sector positions. There was a subsequent rebound and, over the course of the reporting period, the technology sector enjoyed a strong run against the generally improving macroeconomic backdrop.

For the one year ended July 31, 2014 the Fund returned 16.95% (Class A at NAV) versus the benchmark, MSCI AC World IT Index, which posted a return of 27.86%. Stock selection in the software sector and the underweight to semiconductors were the largest detractors to relative performance with Symantec, CommVault and Citrix among the biggest detractors over the period. Stock selection within internet software & services also weighed on performance. At the stock level, the largest negative return came from the underweight in Apple relative to the Index, which now stands at approximately 4% versus 11%. Apple is the largest position in the Fund; we are positive on the stock with the performance being driven by strong quarterly results and incremental shareholder returns. Stock selection in IT services sectors was the largest positive contributor to performance and at the stock level Micron Technology was the leading position over the period.

Top 10 long-term holdings (at July 31, 2014)
Security	As a percentage of net assets
Apple, Inc.	4.2%
Gilead Sciences, Inc.	3.8
The Priceline Group, Inc.	3.1
SK Hynix, Inc.	3.1
Arrow Electronics, Inc.	3.0
Micron Technology, Inc.	2.5
Facebook, Inc., Class A	2.3
WEX, Inc.	2.1
FleetCor Technologies, Inc.	2.1
Baidu, Inc., ADR	2.0

Our valuation-aware process focuses on underappreciated areas of secular growth that should, we believe, offer strong returns over the long term. Over the period the Fund remained biased to our preferred themes of E-Commerce, Online Advertising, Rational Commodities, Connectivity and Paperless Payment. Notable activity included reestablishing a position in Chinese internet company Baidu as we began to see evidence of an inflection in its mobile offering. Micron was added as a play on the improved supply demand dynamics in the memory technology market following a period of industry consolidation. A position was taken in Web.com, a web services company that we believe has a strong potential market opportunity emanating from increased online consumer spending and an increased shift of marketing spend to online and mobile. Cisco was trimmed on the back of emerging market concerns and Symantec was removed following the departure of its CEO.

While economies seem to be gradually recovering in developed markets, earnings will need to start surprising on the upside to regain upward momentum. We believe our overall bias towards companies with strong barriers to entry should cushion the portfolio from macroeconomic volatility.

Performance summary

Global Technology Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2014 At NAV	NASDAQ symbol	One year	Three years*	Five years*	Ten years*	Since inception (8/31/2001)*
Class A	HFGAX	16.95%	9.74%	15.31%	10.84%	8.83%
Class B	HFGBX	16.02	8.84	14.40	10.17	8.36
Class C	HFGCX	16.09	8.91	14.43	10.01	8.03
Class I**	HFGIX	17.22	10.03	15.61	11.00	8.95
With sales charge
Class A		10.21%	7.60%	13.96%	10.19%	8.33%
Class B		12.02	7.99	14.28	10.17	8.36
Class C		16.09	8.91	14.43	10.01	8.03
Index
MSCI AC World IT Index		27.86%	15.45%	15.09%	8.63%	6.11%
S&P 500		16.94	16.83	16.78	7.99	6.30

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.50%, 2.32%, 2.27% and 1.23%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

High Yield Opportunities Fund

The high yield market enjoyed a strong return over the majority of the period and outperformed most other segments of fixed income including leveraged loans, investment grade corporate bonds, US Treasuries and emerging markets corporate and sovereign bonds. The prevailing environment for high yield bonds has been favorable by many measures including valuation and, until recently, investors have continued to put money to work as both the US and European markets experienced strong inflows into high yield funds. Fundamentals have remained solid and companies have had easy access to the new issue market. The second quarter experienced the largest ever high yield new issue, Altice / Numericable, as well as the largest single default in the history of the high yield market, TXU, a utility leveraged buyout (LBO). However, the reporting period ended with the high yield market posting its first negative return since August 2013 losing 1.32% during July. The sell-off was punctuated by retail outflows and rate fears that rivaled the May-June 2013 correction. Despite the apparent rate fears sparked by US Federal Reserve commentary during July, the investment grade bond market held steady and posted a -0.11% return. Over the month, US high yield bonds underperformed leveraged loans, 10-year Treasuries, emerging market sovereigns and only managed to barely outperform the S&P 500 index.

Top 10 long-term holdings (at July 31, 2014)
Security/Issuer	As a percentage of net assets
Ally Financial, Inc.	4.1%
Perstorp Holding AB	2.3
Belden, Inc.	2.3
Amsurg Corp.	2.2
Gates Global LLC	2.1
ILFC E-Capital Trust II	2.1
Foresight Energy LLC	2.1
American Energy-Permian Basin
LLC/AEPB Finance Corp.	2.1
CONSOL Energy, Inc.	2.0
Calumet Specialty Products
Partners LP/Calumet Finance Corp.	2.0

For the one year ended July 31, 2014 the Fund returned 10.62% (Class A at NAV) versus the benchmark, Bank of America Merrill Lynch US High Yield Master II Constrained Index, which posted a return of 8.28%. In addition to credit selection, positive performance was boosted throughout the majority of the period by positive sector allocation and the Fund’s positioning along the credit ratings curve, which has aided relative performance due to the overweight position in triple-C and underweight in double-B rated bonds.

We continue to employ a slight income advantage to the benchmark and peer group by overweighting the lower quality single-B space as well as the higher quality triple-C sector.

Credit fundamentals remain positive and most of the companies that we follow have taken advantage of the easy new issuance market to address any lingering liquidity concerns. The main risks for the asset class include rising rates and a gradual reversion to more aggressive leverage through the issuance of new deals used to fund mergers and acquisitions, LBOs and dividends. We expect defaults to remain low for the next year, but remain vigilant through credit selection to navigate a new issue market that is gradually becoming lower in credit quality.

Performance summary

High Yield Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2014 At NAV	NASDAQ symbol	One year	Since inception (4/30/2013)*
Class A	HYOAX	10.62%	9.17%
Class C	HYOCX	9.67	8.33
Class I	HYOIX	10.76	9.41
With sales charge
Class A		5.34%	5.00%
Class C		9.67	8.33
Index
BofAML US High Yield Master II Constrained Index		8.28%	5.43%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. The Fund’s portfolio turnover rate may not be as high in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 2.83%, 3.64% and 1.83%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 1.10%, 1.85% and 0.85% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

International Opportunities Fund

Encouraging economic data drove global equity markets higher over the course of the reporting period; however, there were pockets of volatility along the way, including the stress that appeared in emerging markets in early 2014 that drove markets lower and spurred concerns over escalating geopolitical issues in the Ukraine and Middle East. In general, investors and markets shrugged off these concerns, although volatility returned at the end of the period due to increased speculation that the US would raise interest rates sooner than expected and renewed concerns about the Eurozone banking sector that sparked a short term sell-off after the rescue of the second largest lender in Portugal, Banco Espirito Santo. Emerging markets did continue their strong run as investor sentiment towards China improved on the back of mini-stimulus measures and encouraging macroeconomic data.

For the one year ended July 31, 2014 the Fund returned 13.84% (Class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of 15.55%. The Asia sub-portfolio performed strongly against a volatile market backdrop and led the positive returns with Baidu, Tata Motors and Cheung Kong among the leading positions. The pan-European sub-portfolio did well, primarily driven by exposure to European recovery stocks. The Global Growth sub-portfolio (which changed focus from Global Technology during the period) had a particularly volatile year due to the rotation from growth to value but held up well in relative terms. However, weak returns from the European Growth and Japan sub-portfolios outweighed the positives. European Growth was mainly impacted by stock specific issues from UBS, Philips and ASML and Japan was hampered by the likes of Yamada Denki, Sumitomo Mitsui Financial and Mizuho Financial.

Top 10 long-term holdings (at July 31, 2014)
Security	As a percentage of net assets
Sumitomo Mitsui Financial Group, Inc.	3.2%
HSBC Holdings plc	3.0
ProSiebenSat.1 Media AG	3.0
Continental AG	3.0
Capita Group plc	3.0
Barclays plc	2.9
Fresenius SE & Co., KGaA	2.9
Roche Holding AG	2.8
Sodexo	2.7
Amadeus IT Holding S.A., A Shares	2.7

During the period, the Fund altered the Global Technology sub-portfolio to Global Growth as we believe that a Global Growth mandate opens up a wider set of investment possibilities and that going forward this style should benefit the Fund.

There were a number of allocation changes over the period. After a strong run, allocation to the pan-European sub-portfolio was reduced towards the end of 2013 as we felt that recovery prospects had become “priced in.” A further recent re-allocation was made from that sub-portfolio in favor of Japan. The increase to Japan has been gradual and we now feel more confident that the region is now on a different path and the attractiveness of Japanese equities should be enhanced. The Asia sub-portfolio’s allocation was increased by 1.50% during July, funded by a decrease of 0.75% in each of the European Growth and Global Growth sub-portfolios. Our caution in Asia was appropriate at the start of the year but we missed an opportunity to increase our allocation as emerging markets bottomed in Q1.

While global economic growth continues to improve, equity markets remain uncertain over the timing of interest rate rises in areas such as the US and a decrease in central bank support. Strong corporate balance sheets and improving domestic economies are encouraging but for equity markets to move markedly higher we believe that companies will need to start using their cash balances to re-start capital expenditure and to grow earnings. We remain positive on equities as valuations are far from stretched, particularly on a cyclically adjusted basis.

Performance summary

International Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2014 At NAV	NASDAQ symbol	One year	Three years*	Five years*	Ten years*	Since inception (8/31/2001)*
Class A	HFOAX	13.84%	8.02%	7.99%	8.57%	10.10%
Class B	HFOBX	12.90	7.11	7.13	7.92	9.61
Class C	HFOCX	12.99	7.17	7.16	7.76	9.28
Class R**	HFORX	13.54	7.63	7.66	8.28	9.81
Class I***	HFOIX	14.16	8.32	8.29	8.74	10.23
With sales charge
Class A		7.30%	5.90%	6.72%	7.93%	9.60%
Class B		8.90	6.23	6.98	7.92	9.61
Class C		12.99	7.17	7.16	7.76	9.28
Index
MSCI EAFE Index		15.55%	8.44%	9.88%	7.56%	6.92%

* Average annual return.

** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

*** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C, R and I shares are 1.47%, 2.30%, 2.27%, 1.77% and 1.17% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 2.00%, 2.75%, 2.75%, 2.25% and 1.75% for Class A, B, C, R and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Strategic Income Fund

Coming into 2014, many investors had positioned themselves significantly underweight bonds, even though bond yields had risen materially (and prices fallen) in November and December and were heavily overweight equities. Early 2014 economic data was weaker than expected; some of this was due to the appalling US weather but some reflecting the continuing theme of sluggish demand. Global inflation has also been weak, especially in continental Europe. All these factors effectively led to an environment where there were no new buyers of equities and no new sellers of bonds – consequently we had a classic “pain trade” scenario which often happens in markets – investors who were short of bonds are forced to cut losses and purchase bonds thereby driving the price up.

In mid-2014, the high yield market had a valuation shakeout driven by a few weeks of high profile mutual fund outflows. The US Federal Reserve has spoken a number of times on high yield bond spreads becoming stretched. This combined with a plethora of geopolitical risks caused a noticeable uplift in high yield bond yields (and fall in prices). However, a few weeks later the market stabilized and it appeared institutional investors, who make up the majority of the market, stepped in to buy the more attractive valuations. Time will tell how significant this shakeout is.

Top 10 long-term holdings (at July 31, 2014)
Security/Issuer	As a percentage of net assets
United States Treasury Note	3.8%
AA Bond Co., Ltd.	2.5
Virgin Media Secured Finance plc	2.4
Verizon Communications Inc	2.4
Daily Mail & General Trust	2.3
Standard Chartered plc	2.3
CHS/Community Health Systems, Inc.	2.3
Scottish Widows plc	2.3
Telenet Finance Luxembourg SCA	2.2
Lloyds Banking Group plc	2.2

For the one year ended July 31, 2014, the Fund returned 7.56% (Class A at NAV) versus the benchmark, Barclays Capital Global Aggregate Credit (USD Hedged) Index, which posted a return of 6.23%. The period was characterized by credit risk outperforming interest rate risk. High yield bonds outperformed investment grade bonds, both of which significantly outperformed Treasuries.

A major contributor to Fund performance has been the positioning in legacy junior banking bonds. Some of the banks have offered to repurchase these bonds which have become highly sought after – their yield is attractive, as is their maturity, but their price volatility has been suppressed in large sell offs given the continued potential for buy back. Insurance bonds, which also tend to be longer dated, have also performed very well. Finally, a number of our high yield bond issuers have either been taken over or have floated on the stock market. Stock selection has been very good and we have been quite focused on a number of specific opportunities.

Interest rate sensitivity (“duration,” meaning price volatility relative to a change in interest rates) was generally kept low, but we managed to catch a rally in sovereign bonds, which occurred late in the fall by using interest rate futures. Duration was then extended through use of futures contracts as it appeared US economic data would continue to be moderate, even though most investors seemed to be positioned short of the market. This position was then subsequently successfully closed. This worked well as sovereigns were very weak late in the year. Another long interest rate position which worked well was established in January against the bearish consensus.

We think that income will be the primary driver of returns going forward with limited opportunity for capital appreciation in the bond market. With our expectation that defaults will remain at a historically low level, lower rated areas of the credit market continue to provide the potential for the most attractive returns in the fixed income universe. However, our high yield position has probably peaked for this cycle as we gradually find better value in certain investment grade credits. We remain focused on providing an achievable, sustainable and realistic income stream for our shareholders.

Performance summary

Strategic Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2014 At NAV	NASDAQ symbol	One year	Three years*	Five years*	Ten years*	Since inception (9/30/2003)*
Class A	HFAAX	7.56%	5.63%	9.03%	4.70%	5.49%
Class B	HFABX	6.79	4.83	8.23	4.10	4.93
Class C	HFACX	6.78	4.82	8.17	3.87	4.67
Class I**	HFAIX	7.88	5.89	9.21	4.78	5.57
With sales charge
Class A		2.40%	3.95%	7.97%	4.18%	5.02%
Class B		2.79	3.91	8.08	4.10	4.93
Class C		6.78	4.82	8.17	3.87	4.67
Index
Barclays Global Agg Credit
USD Hedged		6.23%	5.27%	6.28%	5.24%	4.96%
50% ML Global High Yield /
50% ML Global Corporate Index
(USD hedged)		8.13	7.87	10.28	7.46	7.37

* Average annual return.

** Class I shares commenced operations on April 29, 2011. The performance for Class I shares for the period prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.45%, 2.22%, 2.21% and 1.17%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that the total ordinary operating expenses, less distribution and service fees, do not exceed 1.10%, 1.85%, 1.85% and 0.85% for Class A, B, C and I shares, respectively, which will remain in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch (“ML”) Global Corporate Index (USD-hedged) tracks the performance of developed market investment grade corporate debt publicly issued in the major US and Eurobond markets. The Bank of America Merrill Lynch (“ML”) Global High Yield Index tracks the performance of US dollar, Canadian Dollar, British sterling and euro denominated developed market below investment grade corporate debt publicly issued in the major US or Eurobond markets. The Barclays Capital Global Aggregate Credit (USD hedged) Index is a broad-based measure of the global investment-grade and high yield fixed-rate markets. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Unconstrained Bond Fund

The Fund commenced operations on December 20, 2013. Government bond yields drifted higher as 2013 came to a close but have fallen steadily since the start of the year. Long-dated Treasuries have performed particularly well as investors continue to reassess the long term ‘neutral’ level of interest rates downwards. The overall interest rate sensitivity (duration) of the Fund was kept low throughout the period reflecting our cautious outlook for fixed rate developed market government bonds. As a result, the Fund has not fully participated in the rally in government bonds in 2014 and performance has lagged the broader fixed income market.

For the reporting period (since inception) ended July 31, 2014, the Fund returned 1.75% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), return of 0.15%. The allocation to corporate bonds –both investment-grade and high yield – and inflation-linked government debt were the main positive contributors. Interest rate hedges and positions expecting to benefit from higher yields in developed markets dragged on total returns.

Top 10 long-term holdings (at July 31, 2014)
Security/Issuer	As a percentage of net assets
Italy Buoni Poliennali Del Tesoro	4.6%
Canadian Government Bond	4.0
Spain Government Bond	3.1
United States Treasury Note	3.0
United States Treasury Inflation
Indexed Bonds	2.8
United Kingdom Gilt Inflation Linked	2.6
New Zealand Government Bond	2.0
Poland Government Bond	1.9
Juno Eclipse 2007-2, Ltd.	1.7
Mexican Bonos	1.6

Positions in corporate bonds, in particular, high yield debt and financials were the main positive contributors over the period. The positive tone in credit markets was encouraged by the generally supportive economic backdrop, low default rates, and strong investor demand. Early in 2014, we added positions in Spanish and Italian government bonds where risk adjusted returns were more compelling relative to European high yield, and these holdings performed strongly as European government bond yields continued to compress. US and UK inflation-linked government bond holdings performed in the bond market rally and exposure has been reduced. Throughout the period, the allocation to investment grade asset-backed securities performed resiliently, benefiting from diminishing supply and supportive European central bank policy. Positions expecting to benefit from higher yields in Australia, the US, and a steeper yield curve in Europe detracted from performance.

Towards the end of the period, we reduced exposure to high yield and Mexican government debt following strong performance, and recycled the proceeds into investment-grade securities, both corporate bonds and asset-backed securities. We also established a partial hedge for the remaining high yield bond exposures through CDX and iTraxx credit derivatives. This hedge was effective in dampening the impact from the underperformance of high yield bond markets in July.

Derivatives were used for a number of purposes. Futures were primarily employed to manage Fund duration and forward currency contracts were used to hedge currency risk. Swaps were used primarily to take active positions in interest rate markets. Options were also used to take active views on government bond and currency markets.

We expect a stronger global economy to emerge in the second half of 2014 and for higher yields (and risk premiums) to return to government bond markets. The interest rate sensitivity (duration) of the Fund is around one year, which is at the low end of the range.

Performance summary

Unconstrained Bond Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2014 At NAV	NASDAQ symbol	Since inception (12/20/2013)
Class A	HUNAX	1.75%
Class C	HUNCX	1.29
Class I	HUNIX	1.91
With sales charge
Class A		-3.10%
Class C		0.29
Index
3-month LIBOR USD		0.15%
Barclays Multiverse Index		4.00

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 1.97%, 2.72% and 1.72%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and services fees, do not exceed 1.15%, 1.90% and 0.90% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Barclays Multiverse Index is a broad-based measure of the global fixed-income bond market. The index captures investment grade and high yield securities in all eligible currencies. 3-Month LIBOR (London Interbank Offered Rate) USD is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of investments

All Asset Fund
July 31, 2014

		Value
Shares		(note 2)

Investment companies - 66.24%

	Alternatives - 7.29%
177,284	ASG Global Alternatives Fund	$1,973,173
171,658	Sprott Physical Gold Trust *	1,819,575
115,928	Templeton Hard Currency
	Fund *	1,086,243
		4,878,991

	Equity - 31.77%
110,490	Calamos Market Neutral
	Income Fund	1,426,421
49,533	Gateway Fund	1,448,844
136,534	Graphite Enterprise Trust plc	1,339,265
118,589	HarbourVest Global Private
	Equity Ltd *	1,405,280
190,078	Henderson Global Equity
	Income Fund (a)	1,592,855
48,996	Henderson Global Technology
	Fund (a) *	1,341,022
26,898	iShares Core High
	Dividend ETF	1,983,727
23,010	iShares MSCI EAFE Minimum
	Volatility Index Fund	1,491,048
33,304	iShares MSCI Emerging
	Markets Minimum Volatility ETF	2,019,888
11,366	iShares Russell 1000
	Value ETF	1,125,689
10,994	iShares Russell 2000
	Value ETF	1,059,492
75,545	PowerShares International
	Dividend Achievers Portfolio	1,436,110
8,371	SPDR S&P 500 ETF Trust	1,616,356
26,054	Vanguard Dividend
	Appreciation ETF	1,963,690
		21,249,687

	Fixed income - 27.18%
128,323	Henderson Strategic Income
	Fund (a)	1,169,018
296,311	Henderson Unconstrained
	Bond Fund (a)	2,980,887
19,876	iShares Global High Yield
	Corporate Bond Fund	1,064,757
14,260	iShares iBoxx $ High Yield
	Corporate Bond Fund	1,318,194
12,600	iShares iBoxx Investment
	Grade Corporate Bond Fund	1,493,730
12,601	iShares JP Morgan USD
	Emerging Markets Bond Fund	1,443,823
24,490	iShares TIPS Bond ETF	2,814,146
176,416	MSIF Multi-Asset Portfolio	2,042,900

		Value
Shares		(note 2)

	Fixed income (continued)
14,379	PIMCO Enhanced Short
	Maturity ETF	$1,458,893
97,216	PowerShares Senior
	Loan Portfolio	2,392,486
		18,178,834
	Total investment companies
	(Cost $41,223,415)	44,307,512

Short-term investment - 32.97%
22,053,951	Fidelity Institutional Treasury
	Portfolio (b)	22,053,951

	Total short-term investment
	(Cost $22,053,951)	22,053,951

Total investments - 99.21%
	(Cost $63,277,366)	66,361,463

Financial Derivative Instruments(c)
(Cost or Premiums, net $0) - 0.08%		52,563

Net other assets and liabilities - 0.71%		475,897

Total net assets - 100.00%		$66,889,923

*	Non-income producing security
(a)	Affiliated holding, see notes to portfolio of investments for further information.
(b)	This short-term investment has been segregated for open futures contracts and forward foreign currency contracts at July 31, 2014.
(c)	Information with respect to financial derivative instruments is disclosed in the following tables.
ETF	Exchange-traded fund

See notes to financial statements

Portfolio of investments

All Asset Fund
July 31, 2014 (continued)

(c) FINANCIAL DERIVATIVE INSTRUMENTS

EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

				Unrealized
			Current	appreciation/
	Number of	Expiration	notional	(depreciation)
	contracts	date	value	Asset	Liability
EURO STOXX 50 Index (Long)	56	9/19/14	$2,338,839	$—	$(101,982)
FTSE 100 Index (Long)	38	9/19/14	4,287,183	—	(26,304)
KOSPI 200 Index (Long)	10	9/11/14	1,321,448	7,977	—
Nikkei 225 Index (Long)	34	9/11/14	5,172,799	230,891	—
Total				$238,868	$(128,286)

During the year ended July 31, 2014, average monthly notional value related to futures contracts was approximately $15.7 million, or 23.5% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY

The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of July 31, 2014.

	Financial		Financial
	Derivative Assets		Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally Cleared	$238,868	$238,868	$(128,286)	$(128,286)

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
British Pound (Long)	State Street Bank, London	8/27/14	592		$999,724	$—	$(276)
British Pound (Short)	State Street Bank, London	8/27/14	1,900		3,207,177	—	(14,403)
Euro (Short)	State Street Bank, London	8/27/14	840		1,124,883	27,482	—
Japanese Yen (Long)	State Street Bank, London	8/27/14	531,045		5,163,222	—	(87,782)
Japanese Yen (Short)	State Street Bank, London	8/27/14	265,670		2,583,040	16,960	—
Total						$44,442	$(102,461)

During the year ended July 31, 2014, average monthly notional value related to forward foreign currency contracts was approximately $8.0 million, or 12.0% of net assets.

See notes to financial statements

Portfolio of investments

All Asset Fund
July 31, 2014 (continued)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2014.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward		Net Value of
	Foreign	Total	Foreign	Total	Over-the-	Collateral
	Currency	Over-the-	Currency	Over-the-	Counter	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting or similar arrangement:
	$—	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—	$—
Amounts NOT subject to a master netting or similar arrangement:
State Street
Bank, London(2)	$44,442	$44,442	$(102,461)	$(102,461)	$—	$—	$—
	$44,442	$44,442	$(102,461)	$(102,461)	$—	$—	$—
Total Over-
the-Counter	$44,442	$44,442	$(102,461)	$(102,461)

(1)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements. Absent an event of default or early termination, over-the-counter derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(2)	Forward foreign currency contracts with State Street Bank, London are not subject to a legally enforceable master netting arrangement or other similar agreements that provide legally enforceable right of offset.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$283,310	$(230,747)

See notes to financial statements

Portfolio of investments

All Asset Fund
July 31, 2014 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Investment Companies	$44,307,512	$—	$—	$44,307,512
Short-Term Investment	22,053,951	—	—	22,053,951
Total Investments	66,361,463	—	—	66,361,463

Financial Derivative Instruments – Assets
Over-the-counter	—	44,442	—	44,442
Exchange-traded or centrally-cleared	238,868	—	—	238,868
Total Financial Derivative Instruments – Assets	$238,868	$44,442	$—	$283,310

Liabilities

Financial Derivative Instruments – Liabilities
Over-the-counter	—	(102,461)	—	(102,461)
Exchange-traded or centrally-cleared	(128,286)	—	—	(128,286)
Total Financial Derivative Instruments – Liabilities	$(128,286)	$(102,461)	$—	$(230,747)

During the year ended July 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments

All Asset Fund
July 31, 2014 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$238,868	$—	$—	$—	$238,868
	$—	$238,868	$—	$—	$—	$238,868

Over-the-Counter
Forward Foreign Currency Contracts	$44,442	$—	$—	$—	$—	$44,442
	$44,442	$—	$—	$—	$—	$44,442
Total	$44,442	$238,868	$—	$—	$—	$283,310

Financial Derivative Instruments – Liabilities
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$(128,286)	$—	$—	$—	$(128,286)
	$—	$(128,286)	$—	$—	$—	$(128,286)

Over-the-Counter
Forward Foreign Currency Contracts	$(102,461)	$—	$—	$—	$—	$(102,461)
	$(102,461)	$—	$—	$—	$—	$(102,461)
Total	$(102,461)	$(128,286)	$—	$—	$—	$(230,747)
Net	$(58,019)	$110,582	$—	$—	$—	$52,563

See notes to financial statements

Portfolio of investments

All Asset Fund
July 31, 2014 (continued)

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from
financial derivative instruments:
Futures Contracts	$—	$1,920,415	$41,013	$—	$—	$1,961,428
Forward Foreign Currency Contracts	(292,600)	—	—	—	—	(292,600)
Total	$(292,600)	$1,920,415	$41,013	$—	$—	$1,668,828

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Futures Contracts	$—	$(322,110)	$—	$—	$—	$(322,110)
Forward Foreign Currency Contracts	(117,383)	—	—	—	—	(117,383)
Total	$(117,383)	$(322,110)	$—	$—	$—	$(439,493)

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2014

		Value
Shares		(note 2)

Common stocks - 80.96%

	Australia - 2.01%
34,121	Amcor, Ltd.	$330,721
41,623	Toll Holdings, Ltd.	211,194
		541,915

	Canada - 0.85%
5,060	BCE, Inc.	229,158

	France - 3.22%
7,409	Nexity S.A.	281,013
8,752	Rexel S.A.	169,755
6,487	Total S.A.	417,730
		868,498

	Germany - 9.20%
3,873	BASF SE	402,652
3,380	Bayer AG	447,711
2,471	Bayerische Motoren Werke AG	295,608
4,062	Deutsche Boerse AG	295,023
13,808	Deutsche Post AG	444,028
1,285	Muenchener
	Rueckversicherungs-Gesellschaft AG	273,244
8,061	RWE AG	324,416
		2,482,682

	Hong Kong - 3.12%
74,000	Shanghai Industrial
	Holdings, Ltd.	247,302
123,000	SJM Holdings, Ltd.	331,701
20,500	Swire Pacific, Ltd., Class A	264,250
		843,253

	Ireland - 1.54%
7,085	Seagate Technology plc	415,181

	Italy - 1.29%
13,642	ENI SpA	348,175

	Japan - 1.39%
22,000	Daiwa Securities Group, Inc.	187,480
95,600	Mizuho Financial Group, Inc.	187,269
		374,749

	Luxembourg - 0.76%
2,018	RTL Group S.A.	205,503

		Value
Shares		(note 2)

	Netherlands - 3.27%
6,943	Nielsen N.V.	$320,142
19,630	Reed Elsevier N.V.	442,254
4,326	Wolters Kluwer N.V.	119,881
		882,277

	Norway - 1.50%
14,134	Statoil ASA	404,930

	Sweden - 1.34%
26,837	Nordea Bank AB	361,032

	Switzerland - 8.11%
4,499	Garmin, Ltd.	247,625
4,130	Nestle S.A.	306,995
5,037	Novartis AG	440,928
2,296	Roche Holding AG	668,777
854	Syngenta AG	305,044
756	Zurich Insurance Group AG *	220,207
		2,189,576

	Taiwan - 1.01%
13,696	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	273,920

	United Kingdom - 18.29%
9,247	BHP Billiton plc	316,762
6,747	British American Tobacco plc	396,747
31,024	Centrica plc	161,847
38,693	GKN plc	223,674
16,305	Hiscox, Ltd.	185,674
32,610	HSBC Holdings plc	350,373
47,572	Investec plc	413,225
74,529	ITV plc	262,602
91,150	Legal & General Group plc	360,715
35,147	Meggitt plc	301,737
13,420	Prudential plc	309,834
5,212	Rio Tinto plc	298,476
10,498	Royal Dutch Shell plc, Class A	432,637
38,771	Standard Life plc	245,333
77,526	Vodafone Group plc	259,287
20,873	WPP plc	417,240
		4,936,163

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2014 (continued)

		Value
Shares		(note 2)

	United States - 24.06%
5,180	Baxter International, Inc.	$386,894
16,769	Cisco Systems, Inc.	423,082
1,417	Cummins, Inc.	197,516
2,436	Deere & Co.	207,328
5,806	Eaton Corp., plc	394,344
7,490	General Electric Co.	188,373
5,451	JPMorgan Chase & Co.	314,359
5,958	L Brands, Inc.	345,385
3,585	Las Vegas Sands Corp.	264,752
2,068	Lockheed Martin Corp.	345,294
10,708	Microsoft Corp.	462,157
2,085	National Oilwell Varco, Inc.	168,968
13,477	Pfizer, Inc.	386,790
3,141	PNC Financial Services
	Group, Inc.	259,321

		Value
Shares		(note 2)

	United States (continued)
3,554	QUALCOMM, Inc.	$261,930
4,907	Reynolds American, Inc.	274,056
5,847	Six Flags Entertainment Corp.	223,472
3,800	Stanley Black & Decker, Inc.	332,310
2,786	Texas Instruments, Inc.	128,853
3,265	United Parcel Service, Inc.,
	Class B	316,999
1,065	Verizon Communications, Inc.	54,368
5,761	Verizon Communications, Inc.	290,470
5,223	Wells Fargo & Co.	265,851
		6,492,872

	Total common stocks
	(Cost $21,176,946)	21,849,884

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 12.35%

		France – 0.43%
USD	100,000	BNP Paribas S.A. (a) (b)	7.195%	6/25/37	$115,875

		Luxembourg – 1.73%
USD	200,000	Altice S.A. (a)	7.750%	5/15/22	205,000
USD	56,000	Intelsat Jackson Holdings S.A.	5.500%	8/1/23	53,970
USD	200,000	Wind Acquisition Finance S.A. (a)	7.375%	4/23/21	209,000
					467,970

		Spain – 0.68%
USD	175,000	BBVA International Preferred SAU (b)	5.919%	4/18/17	182,875

		United Kingdom – 2.89%
GBP	100,000	AA Bond Co., Ltd.	9.500%	7/31/19	188,667
USD	130,000	Barclays Bank plc (b)	6.860%	6/15/32	145,730
USD	200,000	Lloyds Banking Group plc (a) (b)	6.657%	5/21/37	221,000
USD	100,000	Prudential plc (b)	6.500%	9/23/14	102,000
USD	100,000	Royal Bank of Scotland Group plc	6.100%	6/10/23	108,367
USD	12,000	WPP Finance 2010	4.750%	11/21/21	13,135
					778,899

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States – 6.62%
USD	100,000	Avis Budget Car Rental LLC	5.500%	4/1/23	$100,500
USD	100,000	Cequel Communications Holdings I LLC/Cequel Capital Corp. (a)	6.375%	9/15/20	103,500
USD	50,000	CHS/Community Health Systems, Inc.	7.125%	7/15/20	53,438
USD	100,000	CHS/Community Health Systems, Inc.	8.000%	11/15/19	107,520
USD	100,000	Constellation Brands, Inc.	4.250%	5/1/23	99,000
USD	99,000	First Data Corp.	10.625%	6/15/21	112,922
USD	100,000	HBOS Capital Funding LP (b)	6.850%	9/23/14	101,263
USD	175,000	HCA, Inc.	5.875%	5/1/23	180,687
USD	25,000	Infor US, Inc.	9.375%	4/1/19	27,406
USD	175,000	Iron Mountain, Inc.	6.000%	8/15/23	183,312
USD	100,000	Regal Entertainment Group	5.750%	2/1/25	100,250
USD	90,000	Service Corp. International	8.000%	11/15/21	105,975
USD	90,000	Sprint Communications, Inc. (a)	7.000%	3/1/20	101,700
USD	68,000	Sprint Corp. (a)	7.125%	6/15/24	69,615
USD	50,000	T-Mobile USA, Inc.	6.542%	4/28/20	52,438
USD	80,000	T-Mobile USA, Inc.	6.125%	1/15/22	82,600
USD	50,000	Tenet Healthcare Corp.	8.125%	4/1/22	56,000
USD	100,000	Verizon Communications, Inc.	6.550%	9/15/43	126,044
USD	25,000	Wal-Mart Stores, Inc.	4.000%	4/11/43	24,101
					1,788,271

		Total corporate bonds
		(Cost $3,228,782)			3,333,890

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2014 (continued)

		Value
Shares		(note 2)

REITs - 0.95%

	France - 0.95%
2,662	ICADE	$256,969
	Total REITs
	(Cost $266,441)	256,969

	Total long-term investments
	(Cost $24,672,169)	25,440,743

Short-term investment - 4.39%
1,183,150	Fidelity Institutional
	Treasury Portfolio	1,183,150

	Total short-term investment
	(Cost $1,183,150)	1,183,150

Total investments - 98.65%
	(Cost $25,855,319)	26,623,893

Net other assets and liabilities – 1.35%		364,955
Total net assets – 100.00%		$26,988,848

*	Non-income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2014, the restricted securities held by the Fund had an aggregate value of $1,025,690, which represented 3.8% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Pharmaceuticals	7.20%
Diversified Banks	6.88
Integrated Oil & Gas	5.94
Life & Health Insurance	3.77
Air Freight & Logistics	3.60
Communications Equipment	2.54
Tobacco	2.49
Aerospace & Defense	2.40
Diversified Metals & Mining	2.28
Casinos & Gaming	2.21
Integrated Telecommunication Services	2.13
Publishing	2.08
Multi-Utilities	1.80
Broadcasting	1.73
Systems Software	1.71
Industrial Conglomerates	1.61
Advertising	1.55
Computers-Memory Devices	1.54
Telecommunication Services	1.53
Diversified Capital Markets	1.53
Construction & Farm Machinery & Heavy Trucks	1.50
Semiconductors	1.49
Diversified Chemicals	1.49
Electrical Components & Equipment	1.46
Health Care Equipment	1.43
Apparel Retail	1.28
Industrial Machinery	1.23
Paper Packaging	1.23
Research & Consulting Services	1.19
Other Diversified Financial Services	1.17
Packaged Foods & Meats	1.14
Fertilizers & Agricultural Chemicals	1.13
Automobile Manufacturers	1.10
Specialized Finance	1.09
Homebuilding	1.04
Reinsurance	1.01
Diversified Real Estate Activities	0.98
Regional Banks	0.96

Industry concentration as	% of net
a percentage of net assets:	assets

Wireless Telecommunication Services	0.96%
Diversified REITs	0.95
Consumer Electronics	0.92
Telephone-Integrated	0.84
Auto Parts & Equipment	0.83
Leisure Facilities	0.83
Multi-line Insurance	0.82
Medical-Hospitals	0.80
Cellular Telecommunications	0.76
Auto Repair Centers	0.70
Investment Banking & Brokerage	0.70
Property & Casualty Insurance	0.69
Diversified Support Services	0.68
Money Center Banks	0.68
Health Care Services	0.67
Trading Companies & Distributors	0.63
Oil & Gas Equipment & Services	0.63
Data Processing/Management	0.42
Funeral Services & Related Items	0.39
Cable TV	0.38
Rental Auto/Equipment	0.37
Movies & Entertainment	0.37
Distillers & Vintners	0.37
Satellite Telecommunications	0.20
Enterprise Software/Services	0.10
Hypermarkets & Super Centers	0.09
Advertising Services	0.04
Long-Term Investments	94.26
Short-Term Investment	4.39
Total Investments	98.65
Net Other Assets and Liabilities	1.35
100.00%

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2014 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Australia	$541,915	$—	$—	$541,915
Canada	229,158	—	—	229,158
France	868,498	—	—	868,498
Germany	2,482,682	—	—	2,482,682
Hong Kong	843,253	—	—	843,253
Ireland	415,181	—	—	415,181
Italy	348,175	—	—	348,175
Japan	374,749	—	—	374,749
Luxembourg	205,503	—	—	205,503
Netherlands	882,277	—	—	882,277
Norway	404,930	—	—	404,930
Sweden	361,032	—	—	361,032
Switzerland	2,189,576	—	—	2,189,576
Taiwan	273,920	—	—	273,920
United Kingdom	4,936,163	—	—	4,936,163
United States	6,492,872	—	—	6,492,872
Total Common Stocks	21,849,884	—	—	21,849,884

Corporate Bonds
France	—	115,875	—	115,875
Luxembourg	—	467,970	—	467,970
Spain	—	182,875	—	182,875
United Kingdom	—	778,899	—	778,899
United States	—	1,788,271	—	1,788,271
Total Corporate Bonds	—	3,333,890	—	3,333,890

REITs
France	256,969	—	—	256,969
Total REITs	256,969	—	—	256,969

Short-Term Investment	1,183,150	—	—	1,183,150
Total Investments	$23,290,003	$3,333,890	$—	$26,623,893

During the year ended July 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2014

		Value
Shares		(note 2)

Common stocks - 91.61%

	Australia - 0.18%
446,325	Cape Lambert
	Resources, Ltd. *	$51,846

	Brazil - 10.60%
90,863	BM&FBovespa S.A.	485,003
26,447	Cielo S.A.	483,769
11,746	Embraer S.A., ADR	446,818
16,813	Kroton Educacional S.A.	447,754
16,800	Linx S.A.	399,868
43,000	Petroleo Brasileiro S.A., ADR	685,420
9,300	Via Varejo S.A. *	98,011
		3,046,643

	China - 22.53%
1,700,000	Agricultural Bank of China
	Ltd., Class H	828,216
4,920	Baidu, Inc., ADR *	1,062,966
302,000	Brilliance China Automotive
	Holdings, Ltd.	563,321
700,000	China Petroleum & Chemical
	Corp., Class H	692,636
470,000	Dongfeng Motor Group Co.,
	Ltd., Class H	833,567
600,000	Huaneng Power International,
	Inc., Class H	667,086
87,500	Ping An Insurance Co. of
	China, Ltd., Class H	746,842
787,000	Sunac China Holdings, Ltd.	645,871
27,000	Tencent Holdings, Ltd.	436,200
		6,476,705

	Colombia - 2.46%
5,800	Bancolombia S.A., ADR	361,978
23,896	Grupo Nutresa S.A.	345,056
		707,034

	Greece - 1.24%
80,000	InternetQ plc *	355,218

	Hong Kong - 1.96%
210,000	SJM Holdings, Ltd.	562,787

	India - 7.69%
120,000	Dabur India, Ltd.	408,236
10,000	HDFC Bank, Ltd., ADR	474,000
22,766	Tata Motors, Ltd., ADR *	895,159

		Value
Shares		(note 2)

	India (continued)
90,000	Zee Entertainment
	Enterprises, Ltd.	$432,373
		2,209,768

	Indonesia - 3.01%
943,500	PT Bank Rakyat Indonesia Tbk	864,916

	Kazakhstan - 1.78%
955,965	International Petroleum,
	Ltd. (a) (b) *	-
40,059	Nostrum Oil & Gas plc (a) *	511,633
		511,633

	Kenya - 0.87%
40,000	Africa Oil Corp. *	250,906

	Korea - 10.93%
2,732	Hyundai Motor Co.	650,533
8,694	Paradise Co., Ltd.	280,143
2,819	Samsung Fire & Marine
	Insurance Co., Ltd.	773,529
12,355	SK Hynix, Inc. *	536,749
3,526	SK Telecom Co., Ltd.	902,775
		3,143,729

	Liberia - 0.83%
92,264	African Petroleum Corp.,
	Ltd. (a) *	14,530
2,216,086	Sable Mining Africa, Ltd. *	224,485
		239,015

	Mexico - 3.48%
4,476	Fomento Economico Mexicano,
	S.A.B. de C.V., ADR	420,252
163,404	Grupo Mexico S.A.B. de C.V.,
	Series B	581,431
		1,001,683

	Panama - 2.44%
11,334	Banco Latinoamericano de
	Comercio Exterior S.A.,
	Class E	336,506
2,408	Copa Holdings S.A., Class A	365,703
		702,209

	Philippines - 2.00%
38,000	Ayala Corp.	574,891

See notes to financial statements

Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2014 (continued)

		Value
Shares		(note 2)

	Russia - 1.25%
70,000	Sberbank of Russia	$143,512
40,000	TCS Group Holding plc,
	GDR (a) (c) *	216,000
		359,512

	South Africa - 0.94%
13,000	MTN Group, Ltd.	269,626

	Taiwan - 8.22%
1,270,500	CTBC Financial Holding
	Co., Ltd.	891,724
198,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	795,495
1,215,000	Yuanta Financial Holding
	Co., Ltd.	675,230
		2,362,449

	Thailand - 2.60%
113,600	Kasikornbank pcl	747,242

	Turkey - 2.31%
70,000	Turk Hava Yollari *	210,706
60,000	Turkiye Halk Bankasi AS	453,612
		664,318

	Ukraine - 1.23%
39,017	Avangardco Investments
	Public, Ltd. *	355,055

	United Arab Emirates - 1.93%
70,000	NMC Health plc	555,450

	United Kingdom - 1.13%
30,000	Inchcape plc	325,673

	Total common stocks
	(Cost $23,397,755)	26,338,308

REITs - 0.61%

	Mexico - 0.61%
49,642	Fibra Uno Administracion
	S.A. de C.V.	174,348

	Total REITs
	(Cost $156,203)	174,348

		Value
Shares		(note 2)

Preferred stock - 3.84%

	Brazil - 3.70%
64,470	Alpargatas S.A.I.C.	$301,784
49,196	Itau Unibanco Holding S.A.	761,115
		1,062,899

	India - 0.14%
3,150,000	Zee Entertainment
	Enterprises, Ltd.	41,637

	Total preferred stocks
	(Cost $1,098,702)	1,104,536

	Total long-term investments
	(Cost $24,652,660)	27,617,192

Short-term investment - 2.40%
688,810	Fidelity Institutional
	Treasury Portfolio	688,810

	Total short-term investment
	(Cost $688,810)	688,810

Total investments - 98.46%
	(Cost $25,341,470)	28,306,002

Net other assets and liabilities – 1.54%		442,611

Total net assets – 100.00%		$28,748,613

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at July 31, 2014 as determined in good faith using procedures approved by the Board of Trustees.
(c)	Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2014, the restricted securities held by the Fund had an aggregate value of $216,000, which represented 0.8% of net assets.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Diversified Banks	20.39%
Automobile Manufacturers	7.12
Internet Software & Services	5.22
Integrated Oil & Gas	4.79
Semiconductors	4.63
Wireless Telecommunication Services	4.08
Construction & Farm Machinery & Heavy Trucks	3.11
Casinos & Gaming	2.93
Diversified Metals & Mining	2.80
Oil & Gas Exploration & Production	2.70
Property & Casualty Insurance	2.69
Life & Health Insurance	2.60
Packaged Foods & Meats	2.44
Investment Banking & Brokerage	2.35
Independent Power Producers & Energy Traders	2.32
Real Estate Development	2.25
Airlines	2.01
Multi-Sector Holdings	2.00
Health Care Facilities	1.93
Specialized Finance	1.69
Data Processing & Outsourced Services	1.68
Broadcasting	1.65
Education Services	1.56
Aerospace & Defense	1.55
Soft Drinks	1.46
Personal Products	1.42
Application Software	1.39
Advertising	1.24
Distributors	1.13
Footwear	1.05
Regional Banks	0.75
Diversified REITs	0.61
Home Improvement Retail	0.34
Steel	0.18
Long-Term Investments	96.06
Short-Term Investment	2.40
Total Investments	98.46
Net Other Assets and Liabilities	1.54
100.00%

See notes to financial statements

Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2014 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014:

	Quoted prices	Significant
	in active	other		Significant
	markets for	observable		unobservable
	identical assets	inputs		inputs
Description	(level 1)	(level 2)		(level 3)	Total
Assets

Common Stocks
Australia	$51,846	$—		$—	$51,846
Brazil	3,046,643	—		—	3,046,643
China	1,062,966	5,413,739		—	6,476,705
Colombia	707,034	—		—	707,034
Greece	355,218	—		—	355,218
Hong Kong	—	562,787		—	562,787
India	1,369,159	840,609		—	2,209,768
Indonesia	—	864,916		—	864,916
Kazakhstan	511,633	—		—*	511,633
Kenya	250,906	—		—	250,906
Korea	—	3,143,729		—	3,143,729
Liberia	239,015	—		—	239,015
Mexico	1,001,683	—		—	1,001,683
Panama	702,209	—		—	702,209
Philippines	—	574,891		—	574,891
Russia	359,512	—		—	359,512
South Africa	269,626	—		—	269,626
Taiwan	—	2,362,449		—	2,362,449
Thailand	—	747,242		—	747,242
Turkey	664,318	—		—	664,318
Ukraine	355,055	—		—	355,055
United Arab Emirates	555,450	—		—	555,450
United Kingdom	325,673	—		—	325,673
Total Common Stocks	11,827,946	14,510,362		—*	26,338,308

REITs
Mexico	174,348	—		—	174,348
Total REITs	174,348	—		—	174,348

Preferred Stocks
Brazil	1,062,899	—		—	1,062,899
India	41,637	—		—	41,637
Total Preferred Stock	1,104,536	—		—	1,104,536

Short-Term Investment	688,810	—		—	688,810
Total Investments	$13,795,640	$14,510,362	$	—*	$28,306,002
* Fund held a Level 3 security that was fair valued at $0 at July 31, 2014.

On July 31, 2013, substantially all of the common stocks in the Fund were valued at the last reported sale price or official closing price as the Trust’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service as described in Note 2. On July 31, 2014, substantially all of the common stocks traded in the Asian and Australian markets were fair valued using the independent statistical fair value pricing service in accordance with the fair value pricing procedures approved by the Board, and were therefore valued using Level 2 inputs. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks and preferred stocks valued on July 31, 2014 at $6,619,307 were transferred from Level 1 to Level 2.

See notes to financial statements

Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2014 (continued)

There was one transfer into Level 3 out of Level 2 as a result of the fair value pricing procedures established by the Board. Prior to October 18, 2013, the valuation of the Fund’s position in International Petroleum, Ltd. was based upon the proposed merger details with Range Resources, Ltd. Based upon evolving market information indicating the increased likelihood of a failed merger and inability of the company to sell their Russian-based assets to pay off its liabilities, on October 18, 2013 the Adviser approved pricing the security at a fair value of $0. No subsequent market information has been released that has changed that conclusion.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation				in to	out of	July 31,
Investments in securities	2013	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2014
Common Stock
International Petroleum, Ltd.	$0	$0	$0		$0		$0	$0	$0	$0	$0
Total	$0	$0	$0		$0		$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at July 31, 2014 was $0.

The Fund’s Adviser has determined that International Petroleum, Ltd. is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The fair valuation reflects that the early-stage exploration company would be left with very few assets if the merger with Range Resources, Ltd. were to fall apart, an increased likelihood of a failed merger, and the lengthy period of time for the company to receive cash even if the sale of its Russian-based assets were successful.

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2014

		Value
Shares		(note 2)

Common stocks - 98.20%

	Canada - 2.20%
2,235,878	Africa Oil Corp. *	$13,698,047
574,622	Africa Oil Corp. (b) *	3,520,406
5,800,000	Africa Oil Corp. *	36,381,375
		53,599,828

	Denmark - 3.64%
1,250,000	Novo Nordisk A/S	57,895,729
200,000	Pandora A/S	13,735,139
372,755	Vestas Wind Systems A/S *	16,863,077
		88,493,945

	Finland - 3.18%
7,100,000	Nokia Oyj	56,378,030
600,000	Nokian Renkaat Oyj	20,865,080
		77,243,110

	France - 10.90%
570,000	Accor S.A.	27,629,962
250,000	AtoS	19,536,742
105,000	Christian Dior S.A.	18,299,125
825,000	Publicis Groupe	60,041,336
310,000	Remy Cointreau S.A.	25,383,705
640,000	Renault S.A.	53,450,598
3,125,000	Rexel S.A.	60,612,944
		264,954,412

	Germany - 13.64%
185,000	Continental AG	40,032,244
1,800,000	Deutsche Lufthansa AG	31,996,604
320,000	Fresenius SE & Co., KGaA	47,948,709
975,000	KION Group AG (a)	38,057,480
1,900,000	ProSiebenSat.1 Media AG	80,053,107
1,100,000	RWE AG	44,269,669
625,000	SAP AG	49,260,309
		331,618,122

	Ireland - 0.42%
525,000	Glanbia plc	8,098,575
1,180,952	Providence Resources plc *	2,183,212
		10,281,787

		Value
Shares		(note 2)

	Israel - 1.87%
850,000	Teva Pharmaceutical
	Industries, Ltd., ADR	$45,475,000

	Italy - 6.37%
21,000,000	Banca Monte dei Paschi
	di Siena SpA *	37,962,073
12,000,000	Intesa Sanpaolo SpA	32,265,753
2,215,000	Moleskine SpA *	3,618,515
1,800,000	Prysmian SpA	38,371,822
4,454,681	Salini Impregilo SpA *	20,233,421
2,850,000	UniCredit SpA	22,363,477
		154,815,061

	Luxembourg - 0.59%
140,000	RTL Group S.A.	14,256,867

	Netherlands - 4.05%
810,000	ASML Holding N.V.	76,748,465
1,700,000	Nostrum Oil & Gas plc (a) *	21,712,374
		98,460,839

	Norway - 0.03%
5,531,068	African Petroleum Corp.,
	Ltd. (a) *	871,055

	Russia - 0.38%
4,150,000	RusPetro plc (a) *	1,121,031
1,500,000	TCS Group Holding plc,
	GDR (a) *	8,100,000
		9,221,031

	Spain - 4.23%
8,496,551	CaixaBank	51,186,510
1,000,000	Inditex S.A.	29,264,942
3,600,000	International Consolidated
	Airlines Group S.A. *	20,105,620
59,544	Obrascon Huarte Lain S.A.	2,252,839
		102,809,911

	Sweden - 4.00%
1,165,000	Fingerprint Cards AB,
	B Shares *	8,309,124
1,250,000	Investment AB Kinnevik,
	B Shares	52,006,321
1,500,000	Svenska Cellulosa AB,
	B Shares	37,074,889
		97,390,334

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2014 (continued)

		Value
Shares		(note 2)

	Switzerland - 6.40%
440,000	Cie Financiere Richemont S.A.	$41,954,333
500,000	Novartis AG	43,768,913
240,000	Roche Holding AG	69,907,015
		155,630,261

	Turkey - 0.78%
2,500,000	Turkiye Halk Bankasi AS	18,900,504

	United Kingdom - 34.18%
18,300,000	AA, Ltd. *	75,385,945
1,000,000	ARM Holdings plc	14,299,896
5,500,000	Ashmore Group plc	32,945,475
3,500,000	Aviva plc	29,752,056
20,000,000	Barclays plc	76,209,835
11,000,000	Centrica plc	57,385,297
2,250,000	CSR plc	20,075,990
10,000,000	Direct Line Insurance
	Group plc	48,116,533
500,000	Exillon Energy plc *	1,274,666
2,000,000	Genel Energy plc *	33,765,988
1,979,542	GlaxoSmithKline plc	48,008,686
6,000,000	HSBC Holdings plc	64,466,025
8,500,000	Kingfisher plc	43,137,738
4,350,000	Mytrah Energy, Ltd. (a) *	6,517,891
1,450,000	Pearson plc	27,932,070
1,675,000	Petrofac, Ltd.	31,022,080
1,650,000	Phoenix Group Holdings	19,499,858
1,750,000	Prudential plc	40,403,115
1,500,000	Rolls-Royce Holdings plc *	26,337,471
4,750,000	Royal Mail plc	33,473,068
6,276,000	Savannah Petroleum plc (b) *	5,933,630
5,455,000	Serco Group plc	33,311,388
17,000,000	Taylor Wimpey plc	31,944,313
5,000,000	William Hill plc	29,764,719
		830,963,733

	United States - 1.34%
900,000	Carnival Corp.	32,598,000

	Total common stocks
	(Cost $2,344,908,796)	2,387,583,800

	Total long-term investments
	(Cost $2,344,908,796)	2,387,583,800

		Value
Shares		(note 2)

	Short-term investment - 0.75%
18,164,545	Fidelity Institutional
	Treasury Portfolio	$18,164,545

	Total short-term investment
	(Cost $18,164,545)	18,164,545

	Total investments - 98.95%
	(Cost $2,363,073,341)	2,405,748,345

	Financial Derivative Instruments(c)
	(Cost or Premiums, net $0) – 0.61%	14,730,450

	Net other assets and liabilities – 0.44%	10,796,937

	Total net assets – 100.00%	$2,431,275,732

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at July 31, 2014 as determined in good faith using procedures approved by the Board of Trustees.
(c)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2014 (continued)

(c) FINANCIAL DERIVATIVE INSTRUMENTS

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
Euro (Long)	JPMorgan Chase Bank, N.A.	8/14/14	171,579		$229,759,981	$—	$(240,019)
Euro (Short)	JPMorgan Chase Bank, N.A.	8/14/14	291,628		390,517,033	9,482,967	—
Euro (Short)	Citibank, N.A.	8/14/14	145,257		194,512,498	5,487,502	—
Total						$14,970,469	$(240,019)

During the year ended July 31, 2014, average monthly notional value related to forward foreign currency contracts was approximately $294.4 million, or 12.1% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2014.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward		Net Value of
	Foreign	Total	Foreign	Total	Over-the-	Collateral
	Currency	Over-the-	Currency	Over-the-	Counter	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting or similar arrangement:
Citibank, N.A.	$5,487,502	$5,487,502	$—	$—	$5,487,502	$—	$5,487,502
JPMorgan Chase Bank, N.A.	9,482,967	9,482,967	(240,019)	(240,019)	9,242,948	—	9,242,948
	$14,970,469	$14,970,469	$(240,019)	$(240,019)	$14,730,450	$—	$14,730,450

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements. Absent an event of default or early termination, over-the-counter derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$14,970,469	$(240,019)

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Diversified Banks	12.48%
Pharmaceuticals	10.90
Oil & Gas Exploration & Production	4.96
Multi-Utilities	4.18
Broadcasting	3.88
Semiconductor Equipment	3.16
Diversified Support Services	3.10
Apparel, Accessories & Luxury Goods	3.04
Tires & Rubber	2.51
Trading Companies & Distributors	2.49
Hotels, Resorts & Cruise Lines	2.48
Advertising	2.47
Life & Health Insurance	2.46
Communications Equipment	2.32
Automobile Manufacturers	2.20
Airlines	2.14
Multi-Sector Holdings	2.14
Application Software	2.03
Property & Casualty Insurance	1.98
Health Care Services	1.97
Home Improvement Retail	1.77
Electrical Components & Equipment	1.58
Material Handling Machinery Manufacturing	1.57
Household Products	1.53
Semiconductors	1.41
Air Freight & Logistics	1.38

Industry concentration as	% of net
a percentage of net assets:	assets

Environmental & Facilities Services	1.37%
Asset Management & Custody Banks	1.36
Homebuilding	1.31
Oil & Gas Equipment & Services	1.28
Casinos & Gaming	1.22
Multi-line Insurance	1.22
Apparel Retail	1.20
Publishing	1.15
Aerospace & Defense	1.08
Distillers & Vintners	1.04
Construction & Engineering	0.93
IT Consulting & Other Services	0.80
Heavy Electrical Equipment	0.69
Electronic Equipment & Instruments	0.34
Regional Banks	0.33
Packaged Foods & Meats	0.33
Independent Power Producers & Energy Traders	0.27
Retail Office Supplies	0.15
Long-Term Investments	98.20
Short-Term Investment	0.75
Total Investments	98.95
Financial Derivative Instruments	0.61
Net Other Assets and Liabilities	0.44
100.00%

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2014 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Canada	$50,079,422	$3,520,406	$—	$53,599,828
Denmark	88,493,945	—	—	88,493,945
Finland	77,243,110	—	—	77,243,110
France	264,954,412	—	—	264,954,412
Germany	331,618,122	—	—	331,618,122
Ireland	10,281,787	—	—	10,281,787
Israel	45,475,000	—	—	45,475,000
Italy	154,815,061	—	—	154,815,061
Luxembourg	14,256,867	—	—	14,256,867
Netherlands	98,460,839	—	—	98,460,839
Norway	871,055	—	—	871,055
Russia	9,221,031	—	—	9,221,031
Spain	102,809,911	—	—	102,809,911
Sweden	97,390,334	—	—	97,390,334
Switzerland	155,630,261	—	—	155,630,261
Turkey	18,900,504	—	—	18,900,504
United Kingdom	825,030,103	5,933,630	—	830,963,733
United States	32,598,000	—	—	32,598,000
Total Common Stocks	2,378,129,764	9,454,036	—	2,387,583,800

Short-Term Investment	18,164,545	—	—	18,164,545
Total Investments	$2,396,294,309	$9,454,036	$—	$2,405,748,345

Financial Derivative Instruments – Assets
Over-the-counter	$—	$14,970,469	$—	$14,970,469
Total Financial Derivative Instruments – Assets	$—	$14,970,469	$—	$14,970,469

Liabilities

Financial Derivative Instruments – Liabilities
Over-the-counter	$—	$(240,019)	$—	$(240,019)
Total Financial Derivative Instruments – Liabilities	$—	$(240,019)	$—	$(240,019)

During the year ended July 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2014 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$14,970,469	$—	$—	$—	$—	$14,970,469
Total	$14,970,469	$—	$—	$—	$—	$14,970,469

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(240,019)	$—	$—	$—	$—	$(240,019)
Total	$(240,019)	$—	$—	$—	$—	$(240,019)
Net	$14,730,450	$—	$—	$—	$—	$14,730,450

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$(4,812,279)	$—	$—	$—	$—	$(4,812,279)
Total	$(4,812,279)	$—	$—	$—	$—	$(4,812,279)

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$16,134,840	$—	$—	$—	$—	$16,134,840
Total	$16,134,840	$—	$—	$—	$—	$16,134,840

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2014

		Value
Shares		(note 2)

Common stocks - 97.59%

	Australia - 11.68%
4,952,581	Amcor, Ltd.	$48,003,371
1,529,544	Australia & New Zealand
	Banking Group, Ltd.	48,285,126
13,817,339	DUET Group	30,945,485
1,764,108	National Australia Bank, Ltd.	57,903,086
11,416,358	Orora, Ltd.	15,595,552
1,990,529	Premier Investments, Ltd.	17,961,541
2,883,411	Sonic Healthcare, Ltd.	48,687,483
12,774,770	Telstra Corp., Ltd.	65,175,036
6,399,012	Toll Holdings, Ltd.	32,468,439
		365,025,119

	Brazil - 1.32%
2,875,824	Vale S.A., ADR	41,268,074

	Canada - 1.29%
331,508	Bank of Montreal	24,709,181
379,226	Crescent Point Energy Corp.	15,473,714
		40,182,895

	China - 3.36%
63,830,000	Bank of China, Ltd., Class H	30,555,842
52,760,000	PetroChina Co., Ltd., Class H	69,302,366
4,558,500	Sinopec Engineering Group
	Co Ltd., Class H	5,217,243
		105,075,451

	Cyprus - 0.68%
2,855,160	ProSafe SE	21,296,691

	Denmark - 1.52%
4,694,196	TDC A/S	47,505,108

	France - 3.82%
1,377,363	GDF Suez	35,503,895
155,500	Neopost S.A.	10,931,671
1,131,274	Total S.A.	72,848,303
		119,283,869

	Germany - 3.04%
932,073	Deutsche Post AG	29,972,942
75,713	Muenchener Rueckversicherungs-
	Gesellschaft AG	16,099,701
1,160,519	ProSiebenSat.1 Media AG	48,896,395
		94,969,038

		Value
Shares		(note 2)

	Hong Kong - 7.62%
2,598,000	Cheung Kong Holdings, Ltd.	$50,685,815
2,838,000	China Mobile, Ltd.	31,455,823
6,736,000	NWS Holdings, Ltd.	12,515,842
9,894,000	Shanghai Industrial
	Holdings, Ltd.	33,064,896
7,750,000	Shimao Property Holdings, Ltd.	17,999,884
17,149,000	SJM Holdings, Ltd.	46,246,682
3,575,000	Swire Pacific, Ltd., Class A	46,082,606
		238,051,548

	Italy - 1.71%
2,091,327	ENI SpA	53,375,468

	Malaysia - 0.82%
8,254,800	Malayan Banking Bhd	25,518,593

	Netherlands - 0.48%
650,000	Delta Lloyd N.V.	15,027,156

	New Zealand - 1.60%
20,753,506	Telecom Corp. of New
	Zealand, Ltd.	50,144,195

	Norway - 2.93%
456,016	Seadrill, Ltd.	16,488,493
2,622,191	Statoil ASA	75,124,134
		91,612,627

	Sweden - 0.69%
1,607,442	Nordea Bank AB	21,624,571

	Switzerland - 0.95%
101,642	Roche Holding AG	29,606,204

	United Kingdom - 40.11%
1,846,793	Amlin plc	14,224,040
5,962,971	BAE Systems plc	43,067,826
2,676,203	BHP Billiton plc	91,674,926
1,703,368	British American Tobacco plc	100,163,946
1,966,169	British Sky Broadcasting
	Group plc	29,178,246
8,850,596	BT Group plc	58,051,442
5,133,395	Catlin Group, Ltd.	43,723,541
5,999,927	Centrica plc	31,300,690
8,279,656	Connect Group plc (a)	21,561,895
393,584	Dairy Crest Group plc	2,788,855
2,137,840	De La Rue plc (a)	26,347,992
6,276,349	Electrocomponents plc	25,219,328
1,165,103	Galliford Try plc	25,079,795

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2014 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
1,933,931	GlaxoSmithKline plc	$46,902,509
2,181,359	Greene King plc	30,419,822
6,116,800	HSBC Holdings plc	65,903,162
5,226,589	Investec plc	45,399,722
9,702,469	ITV plc	34,186,464
20,277,315	Legal & General Group plc	80,244,915
2,601,315	National Grid plc	37,571,837
2,912,749	Pennon Group plc	40,078,378
1,838,341	Persimmon plc *	38,888,985
2,890,925	Phoenix Group Holdings	34,165,229
1,872,028	Royal Dutch Shell plc,
	A Shares	77,207,575
1,728,167	Smiths Group plc	37,200,207
2,537,807	SSE plc	62,426,302
1,627,147	Tate & Lyle plc	17,141,975
3,965,259	The Sage Group plc	24,709,564
6,617,938	Tullett Prebon plc (a)	27,698,018
12,151,335	Vodafone Group plc	40,640,397
		1,253,167,583

	United States - 13.97%
1,486,034	Ares Capital Corp.	24,831,628
1,076,418	Cisco Systems, Inc.	27,158,026
1,026,937	Eaton Corp., plc	69,749,561
2,276,236	General Electric Co.	57,247,335
424,400	Kohl’s Corp.	22,722,376
183,082	Lockheed Martin Corp.	30,569,202
1,119,203	Microsoft Corp.	48,304,802
1,575,277	Pfizer, Inc.	45,210,450
748,015	Six Flags Entertainment Corp.	28,589,133
350,746	United Parcel Service, Inc.,
	Class B	34,053,929
760,331	Verizon Communications, Inc.	38,335,889
188,786	Verizon Communications, Inc.	9,637,525
		436,409,856

	Total common stocks
	(Cost $2,904,369,741)	3,049,144,046

Partnerships - 1.15%

	United States - 1.15%
2,641,966	Och-Ziff Capital Management
	Group LLC, Class A	35,957,157

	Total partnerships
	(Cost $33,680,442)	35,957,157

		Value
Shares		(note 2)

REITs - 2.13%

	Australia - 0.93%
9,167,635	Scentre Group *	$28,966,236

	United Kingdom - 1.20%
6,204,537	Segro plc	37,490,441

	Total REITs
	(Cost $52,290,448)	66,456,677

	Total long-term investments
	(Cost $2,990,340,631)	3,151,557,880

Total investments - 100.87%
	(Cost $2,990,340,631)	3,151,557,880

Financial Derivative Instruments(b)
(Cost or Premiums, net $0) – 0.06%		1,957,430

Net other assets and liabilities – (0.93)%		(29,181,616)

Total net assets – 100.00%		$3,124,333,694

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2014 (continued)

(b) FINANCIAL DERIVATIVE INSTRUMENTS

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
Australian Dollar (Short)	Deutsche Bank AG	10/10/14	240,000		$222,016,089	$1,957,430	$—

During the year ended July 31, 2014, average monthly notional value related to forward foreign currency contracts was approximately $231.7 million, or 7.4% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2014.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward		Net Value of
	Foreign	Total	Foreign	Total	Over-the-	Collateral
	Currency	Over-the-	Currency	Over-the-	Counter	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting or similar arrangement:
Deutsche Bank AG	$1,957,430	$1,957,430	$—	$—	$1,957,430	$—	$1,957,430
	$1,957,430	$1,957,430	$—	$—	$1,957,430	$—	$1,957,430

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements. Absent an event of default or early termination, over-the-counter derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$1,957,430	$—

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Integrated Oil & Gas	11.13%
Diversified Banks	8.79
Integrated Telecommunication Services	8.60
Industrial Conglomerates	4.48
Multi-Utilities	4.33
Life & Health Insurance	4.14
Pharmaceuticals	3.90
Tobacco	3.21
Air Freight & Logistics	3.09
Diversified Metals & Mining	2.93
Broadcasting	2.66
Aerospace & Defense	2.36
Wireless Telecommunication Services	2.31
Electrical Components & Equipment	2.23
Real Estate Development	2.20
Paper Packaging	2.04
Electric Utilities	2.00
Asset Management & Custody Banks	1.95
Property & Casualty Insurance	1.85
Health Care Services	1.56
Systems Software	1.55
Casinos & Gaming	1.48
Diversified Real Estate Activities	1.47
Diversified Capital Markets	1.45
Steel	1.32
Water Utilities	1.28

Industry concentration as	% of net
a percentage of net assets:	assets

Homebuilding	1.24%
Industrial REITs	1.20
Restaurants	0.97
Construction & Engineering	0.97
Cable & Satellite	0.93
Retail REITs	0.93
Leisure Facilities	0.91
Investment Banking & Brokerage	0.89
Communications Equipment	0.87
Commercial Printing	0.84
Technology Distributors	0.81
Application Software	0.79
Department Stores	0.73
Distributors	0.69
Oil & Gas Equipment & Services	0.68
Packaged Foods & Meats	0.64
Apparel Retail	0.57
Oil & Gas Drilling	0.53
Reinsurance	0.52
Oil & Gas Exploration & Production	0.50
Office Electronics	0.35
Long-Term Investments	100.87
Total Investments	100.87
Financial Derivative Instruments	0.06
Net Other Assets and Liabilities	(0.93)
100.00%

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2014 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Australia	$365,025,119	$—	$—	$365,025,119
Brazil	41,268,074	—	—	41,268,074
Canada	40,182,895	—	—	40,182,895
China	105,075,451	—	—	105,075,451
Cyprus	21,296,691	—	—	21,296,691
Denmark	47,505,108	—	—	47,505,108
France	119,283,869	—	—	119,283,869
Germany	94,969,038	—	—	94,969,038
Hong Kong	238,051,548	—	—	238,051,548
Italy	53,375,468	—	—	53,375,468
Malaysia	25,518,593	—	—	25,518,593
Netherlands	15,027,156	—	—	15,027,156
New Zealand	50,144,195	—	—	50,144,195
Norway	91,612,627	—	—	91,612,627
Sweden	21,624,571	—	—	21,624,571
Switzerland	29,606,204	—	—	29,606,204
United Kingdom	1,253,167,583	—	—	1,253,167,583
United States	436,409,856	—	—	436,409,856
Total Common Stocks	3,049,144,046	—	—	3,049,144,046

Partnerships
United States	35,957,157	—	—	35,957,157
Total Partnerships	35,957,157	—	—	35,957,157

REITs
Australia	28,966,236	—	—	28,966,236
United Kingdom	37,490,441	—	—	37,490,441
Total REITs	66,456,677	—	—	66,456,677
Total Investments	$3,151,557,880	$—	$—	$3,151,557,880

Financial Derivative Instruments – Assets
Over-the-counter	—	1,957,430	—	1,957,430
Total Financial Derivative Instruments – Assets	$—	$1,957,430	$—	$1,957,430

During the year ended July 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2014 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

          Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$1,957,430	$—	$—	$—	$—	$1,957,430
Total	$1,957,430	$—	$—	$—	$—	$1,957,430

Financial Derivative Instruments– Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Net	$1,957,430	$—	$—	$—	$—	$1,957,430

          Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$(37,571,439)	$—	$—	$—	$—	$(37,571,439)
Total	$(37,571,439)	$—	$—	$—	$—	$(37,571,439)

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$6,003,764	$—	$—	$—	$—	$6,003,764
Total	$6,003,764	$—	$—	$—	$—	$6,003,764

See notes to financial statements

Portfolio of investments

Global Technology Fund
July 31, 2014

		Value
Shares		(note 2)

Common stocks - 94.72%

	China - 5.49%
33,528	Baidu, Inc., ADR *	$7,243,725
73,377	NetEase.com, Inc., ADR	6,166,603
392,300	Tencent Holdings, Ltd.	6,494,421
		19,904,749

	Germany - 1.43%
469,393	Infineon Technologies AG	5,201,175

	Ireland - 1.61%
73,481	Accenture plc, Class A	5,825,574

	Korea - 5.07%
3,926	Samsung Electronics Co., Ltd.	5,129,754
255,991	SK Hynix, Inc. *	11,319,542
174,382	Wonik IPS Co., Ltd. *	1,951,056
		18,400,352

	Netherlands - 2.40%
63,039	ASM International N.V.	2,400,266
101,123	NXP Semiconductor N.V. *	6,305,019
		8,705,285

	Russia - 1.15%
138,662	Mail.ru Group, Ltd., GDR *	4,152,927

	Singapore - 1.57%
82,090	Avago Technologies, Ltd.	5,695,404

	Taiwan - 1.34%
311,000	MediaTek, Inc.	4,863,669

	United Kingdom - 1.95%
183,748	Rightmove plc	7,057,543

	United States - 72.71%
297,579	ACI Worldwide, Inc. *	5,576,631
18,021	Amazon.com, Inc. *	5,640,393
158,802	Apple, Inc.	15,176,707
270,633	Applied Materials, Inc.	5,672,468
1,090	Arista Networks, Inc. *	72,071

Value
Shares	(note 2)

	United States (continued)
185,372	Arrow Electronics, Inc. *	$10,742,308
369,805	Cadence Design Systems, Inc. *	6,223,818
216,147	Cisco Systems, Inc.	5,453,389
144,186	Cognizant Technology
	Solutions Corp., Class A *	7,072,323
104,340	Comcast Corp., Class A	5,606,188
238,435	CommScope Holding Co., Inc. *	5,875,038
91,865	CommVault Systems, Inc. *	4,411,357
30,908	Equinix, Inc. *	6,630,384
50,464	F5 Networks, Inc. *	5,681,742
116,045	Facebook, Inc., Class A *	8,430,669
97,857	Fiserv, Inc. *	6,034,841
56,809	FleetCor Technologies, Inc. *	7,543,667
149,997	Gilead Sciences, Inc. *	13,732,225
10,898	Google, Inc., Class A *	6,315,936
11,058	Google, Inc., Class C *	6,320,753
170,091	Hewlett-Packard Co.	6,056,941
56,770	Juniper Networks, Inc. *	1,336,366
60,619	Lam Research Corp.	4,243,330
84,853	MasterCard, Inc., Class A	6,291,850
285,019	Mentor Graphics Corp.	5,629,125
293,511	Micron Technology, Inc. *	8,966,761
148,660	NetApp, Inc.	5,773,954
14,029	NetFlix, Inc. *	5,930,339
172,563	Oracle Corp.	6,969,820
244,936	Pandora Media, Inc. *	6,152,792
65,823	QUALCOMM, Inc.	4,851,155
49,426	Red Hat, Inc. *	2,872,639
73,044	SanDisk Corp.	6,698,865
126,249	Texas Instruments, Inc.	5,839,016
9,162	The Priceline Group, Inc. *	11,383,327
55,138	Towers Watson & Co., Class A	5,625,179
29,937	Visa, Inc., A Shares	6,317,006
207,617	Web.com Group, Inc. *	5,512,231
58,856	Western Digital Corp.	5,875,595
70,313	WEX, Inc. *	7,588,179
157,459	Yahoo!, Inc. *	5,638,607
		263,765,985

	Total common stocks
	(Cost $252,240,528)	343,572,663

	Total long-term investments
	(Cost $252,240,528)	343,572,663

See notes to financial statements

Portfolio of investments

Global Technology Fund
July 31, 2014 (continued)

		Value
Shares		(note 2)

Short-term investment - 8.66%
31,411,542	Fidelity Institutional
	Treasury Portfolio	$31,411,542

	Total short-term investment
	(Cost $31,411,542)	31,411,542

Total investments - 103.38%
	(Cost $283,652,070)	374,984,205

Net other assets and liabilities – (3.38)%		(12,242,909)

Total net assets – 100.00%		$362,741,296

*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Internet Software & Services	19.04%
Semiconductors	14.70
Data Processing & Outsourced Services	9.31
Communications Equipment	6.41
Internet Retail	6.33
Computer Hardware	5.85
Computer Storage & Peripherals	5.06
Application Software	4.80
Semiconductor Equipment	3.93
Systems Software	3.93
Biotechnology	3.79
IT Consulting & Other Services	3.56
Technology Distributors	2.96
Publishing	1.95
Human Resource & Employment Services	1.55
Cable & Satellite	1.55
Long-Term Investments	94.72
Short-Term Investment	8.66
Total Investments	103.38
Net Other Assets and Liabilities	(3.38)
100.00%

See notes to financial statements

Portfolio of investments

Global Technology Fund
July 31, 2014 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
China	$19,904,749	$—	$—	$19,904,749
Germany	5,201,175	—	—	5,201,175
Ireland	5,825,574	—	—	5,825,574
Korea	18,400,352	—	—	18,400,352
Netherlands	8,705,285	—	—	8,705,285
Russia	4,152,927	—	—	4,152,927
Singapore	5,695,404	—	—	5,695,404
Taiwan	4,863,669	—	—	4,863,669
United Kingdom	7,057,543	—	—	7,057,543
United States	263,765,985	—	—	263,765,985
Total Common Stocks	343,572,663	—	—	343,572,663

Short-Term Investment	31,411,542	—	—	31,411,542
Total Investments	$374,984,205	$—	$—	$374,984,205

During the year ended July 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2014

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 93.99%

		Barbados – 1.99%
USD	500,000	Columbus International, Inc. (a)	7.375%	3/30/21	$529,375

		Bermuda – 0.92%
USD	245,000	Seadrill, Ltd. (a)	6.625%	9/15/20	244,388

		Canada – 3.89%
USD	500,000	Garda World Security Corp. (a)	7.250%	11/15/21	511,250
USD	250,000	New Gold, Inc. (a)	6.250%	11/15/22	264,375
USD	249,000	Tervita Corp. (a)	8.000%	11/15/18	257,715
					1,033,340

		Luxembourg – 2.91%
USD	500,000	Intelsat Luxembourg S.A.	7.750%	6/1/21	513,125
USD	250,000	Wind Acquisition Finance S.A. (a)	7.375%	4/23/21	261,250
					774,375

		Puerto Rico – 1.05%
USD	275,000	Popular, Inc.	7.000%	7/1/19	277,887

		Sweden – 2.32%
USD	250,000	Perstorp Holding AB (a)	8.750%	5/15/17	268,125
USD	325,000	Perstorp Holding AB (a)	11.000%	8/15/17	347,750
					615,875

		United Kingdom – 2.92%
USD	208,000	CEVA Group plc (a)	7.000%	3/1/21	213,200
USD	275,000	Royal Bank of Scotland Group plc	6.000%	12/19/23	292,957
USD	264,000	Tullow Oil plc (a)	6.000%	11/1/20	269,280
					775,437

		United States – 77.99%
USD	250,000	Advanced Micro Devices, Inc. (a)	7.000%	7/1/24	244,375
USD	575,000	American Energy-Permian Basin LLC/AEPB
		Finance Corp. (a) (b)	6.741%	8/1/19	555,594
USD	575,000	Amsurg Corp. (a)	5.625%	7/15/22	580,750
USD	610,000	Belden, Inc. (a)	5.250%	7/15/24	611,525
USD	250,000	Blackboard, Inc. (a)	7.750%	11/15/19	254,375
USD	325,000	BMC Software Finance, Inc. (a)	8.125%	7/15/21	325,000
USD	275,000	Builders FirstSource, Inc. (a)	7.625%	6/1/21	288,062
USD	280,000	Caesars Growth Properties Holdings LLC/Caesars
		Growth Properties Finance, Inc. (a)	9.375%	5/1/22	282,625
USD	300,000	Calpine Corp.	5.750%	1/15/25	293,625
USD	530,000	Calumet Specialty Products Partners LP (a)	6.500%	4/15/21	543,250
USD	75,000	Cardtronics, Inc. (a)	5.125%	8/1/22	75,563
USD	275,000	Century Intermediate Holding Co. 2 (a)	9.750%	2/15/19	291,500

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States (continued)
USD	525,000	CHS/Community Health Systems, Inc. (a)	6.875%	2/1/22	$539,437
USD	285,000	Clear Channel Communications, Inc.	10.000%	1/15/18	260,419
USD	300,000	Clearwater Paper Corp. (a)	5.375%	2/1/25	300,000
USD	535,000	CONSOL Energy, Inc. (a)	5.875%	4/15/22	543,359
USD	250,000	CPG Merger Sub LLC (a)	8.000%	10/1/21	259,375
USD	375,000	Crestview DS Merger Sub II, Inc.	10.000%	9/1/21	423,281
USD	370,000	Crimson Merger Sub, Inc. (a)	6.625%	5/15/22	353,812
USD	270,000	Diamond Foods, Inc. (a)	7.000%	3/15/19	278,100
USD	250,000	Digicel Group, Ltd. (a)	8.250%	9/30/20	270,625
USD	500,000	Endo Finance LLC & Endo Finco, Inc. (a)	5.375%	1/15/23	483,750
USD	413,000	Energy XXI Gulf Coast, Inc. (a)	6.875%	3/15/24	411,967
USD	525,000	Foresight Energy LLC (a)	7.875%	8/15/21	556,500
USD	250,000	Gardner Denver, Inc. (a)	6.875%	8/15/21	253,125
USD	575,000	Gates Global LLC (a)	6.000%	7/15/22	563,500
USD	500,000	Headwaters, Inc.	7.250%	1/15/19	525,000
USD	500,000	Hockey Merger Sub 2, Inc. (a)	7.875%	10/1/21	515,000
USD	250,000	Hot Topic, Inc. (a)	9.250%	6/15/21	276,250
USD	560,000	ILFC E-Capital Trust II (a) (b)	6.250%	12/21/65	560,700
USD	275,000	Infor Software Parent LLC/Infor Software Parent, Inc. (a)	7.125%	5/1/21	273,625
USD	200,000	j2 Global, Inc.	8.000%	8/1/20	217,000
USD	250,000	Jefferies LoanCore LLC (a)	6.875%	6/1/20	250,625
USD	250,000	Landry’s, Inc. (a)	9.375%	5/1/20	272,500
USD	275,000	Light Tower Rentals, Inc. (a)	8.125%	8/1/19	281,188
USD	290,000	MHGE Parent LLC/MHGE Parent Finance, Inc. (a)	8.500%	8/1/19	282,388
USD	250,000	Murray Energy Corp. (a)	8.625%	6/15/21	266,250
USD	250,000	Neiman Marcus Group, Ltd. (a)	8.000%	10/15/21	265,000
USD	500,000	PC Nextco Holdings LLC (a)	8.750%	8/15/19	507,500
USD	275,000	PF Chang’s China Bistro, Inc. (a)	10.250%	6/30/20	280,500
USD	125,000	PHH Corp.	6.375%	8/15/21	126,250
USD	250,000	Pinnacle Operating Corp. (a)	9.000%	11/15/20	269,375
USD	275,000	Post Holdings, Inc. (a)	6.000%	12/15/22	272,594
USD	162,000	Quiksilver, Inc.	10.000%	8/1/20	139,320
USD	250,000	RCN Telecom Services LLC (a)	8.500%	8/15/20	267,500
USD	285,000	Rex Energy Corp. (a)	6.250%	8/1/22	282,506
USD	250,000	Rite Aid Corp.	6.750%	6/15/21	261,250
USD	250,000	Sanchez Energy Corp.	7.750%	6/15/21	272,500
USD	490,000	SandRidge Energy, Inc.	8.125%	10/15/22	524,300
USD	250,000	Select Medical Corp.	6.375%	6/1/21	257,500
USD	500,000	Signode Industrial Group Lux S.A. (a)	6.375%	5/1/22	493,750
USD	475,000	Sinclair Television Group, Inc. (a)	5.625%	8/1/24	470,844
USD	250,000	Sophia Holding Finance LP (a)	9.625%	12/1/18	253,750
USD	525,000	Sprint Corp. (a)	7.125%	6/15/24	537,469
USD	229,000	Tenet Healthcare Corp.	8.125%	4/1/22	256,480
USD	250,000	TMS International Corp. (a)	7.625%	10/15/21	266,875
USD	375,000	TransDigm, Inc. (a)	6.000%	7/15/22	377,344
USD	250,000	USI, Inc. (a)	7.750%	1/15/21	249,375
USD	550,000	West Corp. (a)	5.375%	7/15/22	534,875
					20,730,877

		Total corporate bonds
		(Cost $24,801,513)			24,981,554

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2014 (continued)

		Value
Shares		(note 2)

Preferred stock – 4.14%

	United States - 4.14%
1,100	Ally Financial, Inc. 7%,
	9/2/14 (a) (c)	$1,100,000

	Total preferred stock
	(Cost $1,072,406)	1,100,000

	Total long-term investments
	(Cost $25,873,919)	26,081,554

Short-term investment - 4.17%
1,109,052	Fidelity Institutional
	Treasury Portfolio (d)	1,109,052

	Total short-term investment
	(Cost $1,109,052)	1,109,052

Total investments - 102.30%
	(Cost $26,982,971)	27,190,606

Financial Derivative Instruments(e)
(Cost or Premiums, net $31,851) – 0.11%		29,146

Net other assets and liabilities – (2.41)%		(640,146)

Total net assets – 100.00%		$26,579,606

(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2014, the restricted securities held by the Fund had an aggregate value of $21,440,660, which represented 80.7% of net assets.

(b)	Variable or Floating rate interest rate security. Rate presented represents rate at July 31, 2014.
(c)	Maturity date is perpetual. Maturity date presented represents the next call date.
(d)	This short-term investment was segregated for open swap contracts at July 31, 2014.
(e)	Information with respect to financial derivative instruments is disclosed in the following tables.

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2014 (continued)

(e) FINANCIAL DERIVATIVE INSTRUMENTS

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

CREDIT DEFAULT SWAP CONTRACTS

	Reference	Rates received/	Termination	Implied credit	Notional amount		Upfront premiums paid/		Unrealized appreciation/		Value
Counterparty	entity	(paid)	date	spread	(000s	)	(received	)	(depreciation	)	Asset	Liability
Protection sold:
Barclays Bank plc	Delta Airlines, Inc.	5.00%	9/20/19	2.52%	$250		$31,851		$(2,705)		$29,146	$—

During the year ended July 31, 2014, average notional value related to swap contracts was approximately $117,406, or 0.4% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2014.

	Financial Derivative Assets		Financial Derivative Liabilities
	Value(1)		Value(1)
Net Value of
		Total		Total	Over-the-	Collateral
	Swap	Over-the-	Swap	Over-the-	Counter	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(2)
Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	$29,146	$29,146	$—	$—	$29,146	$—	$29,146
	$29,146	$29,146	$—	$—	$29,146	$—	$29,146

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received)
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements. Absent an event of default or early termination, over-the-counter derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$31,851	$29,146	$—

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Oil & Gas Exploration & Production	8.71%
Diversified Banking Institution	5.24
Coal	5.14
Medical-Hospitals	3.96
Cellular Telecommunications	3.04
Cable TV	3.00
Telecommunication Services	3.00
Insurance Brokers	2.88
Chemicals - Other	2.32
Wire & Cable Products	2.30
Enterprise Software/Services	2.25
Medical-Outpatient/Home Medical	2.19
Rubber/Plastic Products	2.12
Finance-Leasing Company	2.11
Retail - Restaurants	2.08
Building & Construction Products - Miscellaneous	2.06
Oil & Gas Refining & Marketing	2.04
Building Products-Cement Aggregates	1.98
Satellite Telecommunications	1.93
Security Services	1.92
Retail-Leisure Products	1.91
Steel-Specialty	1.86
Medical - Drugs	1.82
Television	1.77
Beverages-Non-alcoholic	1.59
Commercial Services	1.48
Aerospace/Defense-Equipment	1.42
Diagnostic Equipment	1.33
Paper & Related Products	1.13
Independent Power Producer	1.11
Consumer Products - Miscellaneous	1.10
Casino Hotels	1.06
Publishing-Books	1.06
Rental Auto/Equipment	1.06
Commercial Banks-Southern US	1.05
Food-Miscellaneous/Diversified	1.05
Retail - Apparel/Shoe	1.04
Food-Flour & Grain	1.03
Agricultural Operations	1.01

Industry concentration as	% of net
a percentage of net assets:	assets

Retail-Major Department Store	1.00%
Gold Mining	0.99
Broadcast Services/Programs	0.98
Retail-Drug Store	0.98
Hazardous Waste Disposal	0.97
Educational Software	0.96
Commercial Banks Non-US	0.95
Specified Purpose Acquisition	0.95
Finance-Commercial	0.94
Electronic Components-Semiconductors	0.92
Oil & Gas Drilling	0.92
Computer Services	0.82
Transport-Services	0.80
Apparel Manufacturers	0.52
Commercial Services-Finance	0.28
Long-Term Investments	98.13
Short-Term Investment	4.17
Total Investments	102.30
Financial Derivative Instruments	0.11
Net Other Assets and Liabilities	(2.41)
100.00%

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2014 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Corporate Bonds
Barbados	$—	$529,375	$—	$529,375
Bermuda	—	244,388	—	244,388
Canada	—	1,033,340	—	1,033,340
Luxembourg	—	774,375	—	774,375
Puerto Rico	—	277,887	—	277,887
Sweden	—	615,875	—	615,875
United Kingdom	—	775,437	—	775,437
United States	—	20,730,877	—	20,730,877
Total Corporate Bonds	—	24,981,554	—	24,981,554

Preferred Stock
United States	—	1,100,000	—	1,100,000
Total Preferred Stock	—	1,100,000	—	1,100,000

Short-Term Investment	1,109,052	—	—	1,109,052
Total Investments	$1,109,052	$26,081,554	$—	$27,190,606

Financial Derivative Instruments – Assets
Over-the-counter	—	29,146	—	29,146
Total Financial Derivative Instruments – Assets	$—	$29,146	$—	$29,146

During the year ended July 31, 2014, there were no transfers in or out of security levels as a result of fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2014 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Swap Contracts	$—	$—	$—	$29,146	$—	$29,146
Total	$—	$—	$—	$29,146	$—	$29,146

Financial Derivative Instruments – Liabilities
Over-the-Counter
Swap Contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Net	$—	$—	$—	$29,146	$—	$29,146

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from
financial derivative instruments:
Swap Contracts	$—	$—	$—	$14,382	$—	$14,382
Total	$—	$—	$—	$14,382	$—	$14,382

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Swap Contracts	$—	$—	$—	$(9,291)	$—	$(9,291)
Total	$—	$—	$—	$(9,291)	$—	$(9,291)

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2014
		Value
Shares		(note 2)

Common stocks - 94.62%

	Australia - 0.70%
6,089,798	Fortescue Metals Group, Ltd.	$27,347,965

	Brazil - 1.17%
2,280,000	BM&FBOVESPA S.A.	12,170,050
702,000	Cielo S.A.	12,840,992
245,000	Embraer S.A., ADR	9,319,800
600,000	Petroleo Brasileiro S.A., ADR	9,564,000
166,500	Via Varejo S.A. *	1,754,717
		45,649,559

	China - 5.76%
128,421,000	Agricultural Bank of China
	Ltd., Class H	62,564,899
254,940	Baidu, Inc., ADR *	55,079,787
16,596,000	Dongfeng Motor Group Co.,
	Ltd., Class H	29,433,799
34,942,000	PetroChina Co., Ltd., Class H	45,747,439
3,800,000	Ping An Insurance (Group)
	Co. of China, Ltd., Class H	32,434,293
		225,260,217

	Finland - 1.91%
9,400,000	Nokia Oyj	74,641,335

	France - 9.36%
1,150,000	Accor S.A.	55,744,659
523,000	L’Oreal S.A.	88,520,858
500,000	Publicis Groupe	36,388,689
950,000	Renault S.A.	79,340,732
1,064,150	Sodexo	106,173,044
		366,167,982

	Germany - 13.06%
540,323	Continental AG	116,920,769
3,107,846	Deutsche Post AG	99,939,906
754,367	Fresenius SE & Co., KGaA	113,034,137
2,800,000	ProSiebenSat.1 Media AG	117,972,999
800,000	SAP SE	63,053,195
		510,921,006

	Hong Kong - 2.19%
3,016,000	Cheung Kong Holdings, Ltd.	58,622,449
10,035,000	SJM Holdings, Ltd.	26,893,168
		85,515,617

	India - 1.18%
1,175,143	Tata Motors, Ltd., ADR *	46,206,623

		Value
Shares		(note 2)

	Indonesia - 1.04%
44,435,500	PT Bank Rakyat Indonesia Tbk	$40,734,466

	Ireland - 0.45%
341,971	ICON plc *	17,714,098

	Japan - 19.74%
1,741,600	Denso Corp.	80,298,653
477,300	Fanuc, Ltd.	82,686,801
1,651,100	FUJIFILM Holdings Corp.	47,151,018
12,988,000	Hitachi, Ltd.	101,109,618
307,900	JSR Corp.	5,321,298
7,330,000	Mitsubishi Heavy Industries Ltd.	47,839,371
2,981,800	NKSJ Holdings, Inc.	75,619,453
4,563,800	Sekisui House, Ltd.	59,862,857
1,704,700	Sony Corp.	31,019,664
3,020,600	Sumitomo Mitsui Financial
	Group, Inc.	123,659,554
1,016,100	Takeda Pharmaceutical
	Co., Ltd.	46,433,483
3,592,000	Toray Industries, Inc.	24,352,083
790,800	Toyota Motor Corp.	46,782,492
		772,136,345

	Korea - 2.34%
138,507	Hyundai Motor Co.	32,980,734
135,000	Samsung Fire & Marine
	Insurance Co., Ltd.	37,043,778
492,270	SK Hynix, Inc. *	21,386,126
		91,410,638

	Mexico - 0.48%
82,000	Fomento Economico
	Mexicano, S.A.B. de C.V., ADR	7,698,980
3,060,000	Grupo Mexico S.A.B. de C.V.,
	Series B	10,888,230
		18,587,210

	Netherlands - 2.68%
1,107,500	ASML Holding N.V.	104,936,944

	Norway - 0.02%
5,412,166	African Petroleum Corp.,
	Ltd. (a) *	852,330

	Panama - 0.23%
58,200	Copa Holdings S.A., Class A	8,838,834

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2014 (continued)

		Value
Shares		(note 2)

	Russia - 0.19%
15,800,000	RusPetro plc (a) *	$4,268,021
550,000	TCS Group Holdings plc,
	GDR (a)(b) *	2,970,000
		7,238,021

	Singapore - 0.96%
2,572,000	DBS Group Holdings, Ltd.	37,510,545

	Spain - 5.80%
2,678,650	Amadeus IT Holding S.A.,
	A Shares	105,811,980
2,750,000	Inditex S.A.	80,478,590
7,250,000	International Consolidated
	Airlines Group S.A. *	40,490,485
		226,781,055

	Switzerland - 5.28%
1,000,000	Cie Financiere Richemont S.A.	95,350,756
381,929	Roche Holding AG	111,247,985
		206,598,741

	Taiwan - 1.23%
2,412,771	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	48,255,420

	United Kingdom - 13.74%
30,000,000	Barclays plc	114,314,753
5,737,150	Capita Group plc	116,426,044
3,549,238	GlaxoSmithKline plc	86,077,614
11,000,000	HSBC Holdings plc	118,187,712
16,150,000	Standard Life plc	102,193,101
		537,199,224

	United States - 5.11%
348,586	AmerisourceBergen Corp.	26,809,749
571,418	Cognizant Technology Solutions
	Corp., Class A *	28,028,053
543,819	Comcast Corp., Class A	29,219,395
336,916	Gilead Sciences, Inc. *	30,844,660
25,967	Google, Inc., Class A *	15,049,175
25,967	Google, Inc., Class C *	14,842,737
361,383	MasterCard, Inc., Class A	26,796,550
22,845	Priceline Group, Inc. *	28,383,770
		199,974,089

	Total common stocks
	(Cost $3,105,605,107)	3,700,478,264

		Value
Shares		(note 2)

REITs - 0.09%

	Mexico - 0.09%
1,063,173	Fibra Uno Administracion
	S.A. de C.V.	$ 3,733,973

	Total REITs
	(Cost $3,345,364)	3,733,973

Preferred stock - 0.37%

	Brazil - 0.37%
931,150	Itau Unibanco Holding S.A.	14,405,891

	Total preferred stock
	(Cost $13,404,732)	14,405,891

	Total long-term investments
	(Cost $3,122,355,203)	3,718,618,128

Short-term investment - 2.04%
79,826,343	Fidelity Institutional
	Treasury Portfolio	79,826,343

	Total short-term investment
	(Cost $79,826,343)	79,826,343

Total investments - 97.12%
	(Cost $3,202,181,546)	3,798,444,471

Financial Derivative Instruments(c)
(Cost or Premiums, net $0) – 0.39%		15,312,757

Net other assets and liabilities – 2.49%		97,229,542

Total net assets – 100.00%		$ 3,910,986,770

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2014, the restricted securities held by the Fund had an aggregate value of $2,970,000, which represented 0.1% of net assets.

(c)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2014 (continued)

(c) FINANCIAL DERIVATIVE INSTRUMENTS

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS
						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
Euro (Short)	State Street Bank, London	8/14/14	239,712		$320,996,916	$9,003,084	$—
Japanese Yen (Short)	JPMorgan Chase
	Bank, N.A.	8/22/14	17,209,100		167,315,104	2,684,896	—
Japanese Yen (Short)	Deutsche Bank AG	8/22/14	7,103,139		69,060,120	939,881	—
Japanese Yen (Short)	Citibank, N.A.	8/22/14	17,209,100		167,315,104	2,684,896	—
Total						$15,312,757	$—

During the year ended July 31, 2014, average monthly notional value related to forward foreign currency contracts was approximately $673.7 million, or 17.2% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2014.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward		Net Value of
	Foreign	Total	Foreign	Total	Over-the-	Collateral
	Currency	Over-the-	Currency	Over-the-	Counter	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting or similar arrangement:
Citibank, N.A.	$2,684,896	$2,684,896	$—	$—	$2,684,896	$—	$2,684,896
Deutsche Bank AG	939,881	939,881	—	—	939,881	—	939,881
JPMorgan Chase Bank, N.A.	2,684,896	2,684,896	—	—	2,684,896	—	2,684,896
	$6,309,673	$6,309,673	$—	$—	$6,309,673	$—	$6,309,673

Amounts NOT subject to a master netting or similar arrangement:
State Street
Bank, London(2)	$9,003,084	$9,003,084	$—	$—	$—	$—	$—
	$9,003,084	$9,003,084	$—	$—	$—	$—	$—
Total Over-the Counter	$15,312,757	$15,312,757	$—	$—

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements. Absent an event of default or early termination, over-the-counter derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

(2)
Forward foreign currency contracts with State Street Bank, London are not subject to a legally enforceable master netting arrangement or other similar agreements that provide legally enforceable right of offset.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$15,312,757	$—

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Diversified Banks	13.07%
Pharmaceuticals	6.23
Auto Parts & Equipment	5.04
Automobile Manufacturers	4.82
Electronic Equipment & Instruments	3.79
Data Processing & Outsourced Services	3.72
Life & Health Insurance	3.44
Industrial Machinery	3.34
Broadcasting	3.02
Human Resource & Employment Services	2.98
Health Care Equipment	2.89
Property & Casualty Insurance	2.88
Restaurants	2.71
Semiconductor Equipment	2.68
Air Freight & Logistics	2.56
Apparel, Accessories & Luxury Goods	2.44
Personal Products	2.26
Internet Software & Services	2.17
Apparel Retail	2.06
Communications Equipment	1.91
Semiconductors	1.78
Application Software	1.61
Homebuilding	1.53
Real Estate Development	1.50
Hotels, Resorts & Cruise Lines	1.42
Integrated Oil & Gas	1.41
Airlines	1.26
Construction & Farm Machinery & Heavy Trucks	1.18
Advertising	0.93

Industry concentration as	% of net
a percentage of net assets:	assets

Consumer Electronics	0.79%
Biotechnology	0.79
Cable & Satellite	0.75
Internet Retail	0.73
IT Consulting & Other Services	0.72
Steel	0.70
Casinos & Gaming	0.69
Health Care Distributors	0.69
Commodity Chemicals	0.62
Life Sciences Tools & Services	0.45
Specialized Finance	0.31
Diversified Metals & Mining	0.28
Aerospace & Defense	0.24
Soft Drinks	0.20
Specialty Chemicals	0.14
Oil & Gas Exploration & Production	0.13
Diversified REITs	0.10
Regional Banks	0.08
Home Improvement Retail	0.04
Long-Term Investments	95.08
Short-Term Investment	2.04
Total Investments	97.12
Financial Derivative Instruments	0.39
Net Other Assets and Liabilities	2.49
100.00%

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2014 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Australia	$—	$27,347,965	$—	$27,347,965
Brazil	45,649,559	—	—	45,649,559
China	55,079,787	170,180,430	—	225,260,217
Finland	74,641,335	—	—	74,641,335
France	366,167,982	—	—	366,167,982
Germany	510,921,006	—	—	510,921,006
Hong Kong	—	85,515,617	—	85,515,617
India	46,206,623	—	—	46,206,623
Indonesia	—	40,734,466	—	40,734,466
Ireland	17,714,098	—	—	17,714,098
Japan	—	772,136,345	—	772,136,345
Korea	—	91,410,638	—	91,410,638
Mexico	18,587,210	—	—	18,587,210
Netherlands	104,936,944	—	—	104,936,944
Norway	852,330	—	—	852,330
Panama	8,838,834	—	—	8,838,834
Russia	7,238,021	—	—	7,238,021
Singapore	—	37,510,545	—	37,510,545
Spain	226,781,055	—	—	226,781,055
Switzerland	206,598,741	—	—	206,598,741
Taiwan	48,255,420	—	—	48,255,420
United Kingdom	537,199,224	—	—	537,199,224
United States	199,974,089	—	—	199,974,089
Total Common Stocks	2,475,642,258	1,224,836,006	—	3,700,478,264

REITs
Mexico	3,733,973	—	—	3,733,973
Total REITs	3,733,973	—	—	3,733,973

Preferred Stocks
Brazil	14,405,891	—	—	14,405,891
Total Preferred Stock	14,405,891	—	—	14,405,891

Short-Term Investment	79,826,343	—	—	79,826,343
Total Investments	$2,573,608,465	$1,224,836,006	$—	$3,798,444,471

Financial Derivative Instruments – Assets
Over-the-counter	$—	$15,312,757	$—	$15,312,757
Total Financial Derivative Instruments – Assets	$—	$15,312,757	$—	$15,312,757

On July 31, 2013, substantially all of the common stocks in the Fund were valued at the last reported sale price or official closing price as the Trust’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service as described in Note 2. On July 31, 2014, substantially all of the common stocks traded in the predominately Asian and Australian markets were fair valued using the independent statistical fair value pricing service in accordance with the fair value pricing procedures approved by the Board, and were therefore valued using Level 2 inputs. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks and preferred stocks valued on July 31, 2014 at $543,912,479 were transferred from Level 1 to Level 2.

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2014 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$15,312,757	$—	$—	$—	$—	$15,312,757
Total	$15,312,757	$—	$—	$—	$—	$15,312,757

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Net	$15,312,757	$—	$—	$—	$—	$15,312,757

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$(13,316,949)	$—	$—	$—	$—	$(13,316,949)
Total	$(13,316,949)	$—	$—	$—	$—	$(13,316,949)

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$25,453,477	$—	$—	$—	$—	$25,453,477
Total	$25,453,477	$—	$—	$—	$—	$25,453,477

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2014

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 84.33%

		France – 3.28%
USD	600,000	BNP Paribas S.A. (a) (b)	7.195%	6/25/37	$695,250
USD	16,000	BNP Paribas S.A. (b)	6.250%	10/17/14	16,260
USD	34,000	BNP Paribas S.A. (b)	6.500%	9/6/14	34,557
EUR	145,000	Loxam SAS (a)	4.875%	7/23/21	192,706
EUR	220,000	Loxam SAS (a)	7.000%	7/23/22	288,920
USD	470,000	Numericable Group S.A. (a)	6.250%	5/15/24	472,937
					1,700,630

		Germany – 1.02%
USD	500,000	Unitymedia Hessen GmbH & Co. KG (a)	7.500%	3/15/19	530,000

		Ireland – 1.63%
EUR	440,000	Ardagh Glass Finance plc	8.750%	2/1/20	624,533
EUR	150,000	Ardagh Packaging Finance plc	9.250%	10/15/20	219,437
					843,970

		Italy – 0.93%
GBP	150,000	Assicurazioni Generali SpA (b)	6.269%	6/16/26	263,311
EUR	150,000	Snai SpA	7.625%	6/15/18	216,926
					480,237

		Jamaica – 1.41%
USD	710,000	Digicel, Ltd. (a)	8.250%	9/1/17	729,525

		Luxembourg – 9.10%
USD	700,000	Altice S.A. (a)	7.750%	5/15/22	717,500
GBP	175,000	Cabot Financial Luxembourg S.A.	10.375%	10/1/19	337,554
GBP	350,000	Cabot Financial Luxembourg S.A.	6.500%	4/1/21	583,637
USD	465,000	Dufry Finance SCA (a)	5.500%	10/15/20	483,451
USD	86,000	Intelsat Jackson Holdings S.A.	5.500%	8/1/23	82,883
USD	89,000	Intelsat Luxembourg S.A.	7.750%	6/1/21	91,336
EUR	300,000	Ontex IV S.A.	9.000%	4/15/19	433,852
EUR	800,000	Telenet Finance Luxembourg SCA	6.375%	11/15/20	1,143,828
USD	800,000	Wind Acquisition Finance S.A. (a)	7.375%	4/23/21	836,000
					4,710,041

		Netherlands – 2.57%
USD	400,000	ING Bank N.V. (c)	4.125%	11/21/23	408,580
EUR	150,000	Linde Finance B.V. (c)	7.375%	7/14/66	224,649
EUR	100,000	TMF Group Holding B.V.	9.875%	12/1/19	146,318
EUR	93,000	UPC Holding B.V.	8.375%	8/15/20	136,204
USD	150,000	UPCB Finance III, Ltd. (a)	6.625%	7/1/20	159,000
EUR	175,000	Ziggo Bond Co. B.V. (a)	8.000%	5/15/18	257,158
					1,331,909

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		Spain – 2.02%
USD	1,000,000	BBVA International Preferred SAU (b)	5.919%	4/18/17	$1,045,000

		United Kingdom – 40.84%
GBP	700,000	AA Bond Co., Ltd.	9.500%	7/31/19	1,320,672
GBP	205,000	Arqiva Broadcast Finance plc (a)	9.500%	3/31/20	387,634
GBP	200,000	Arqiva Broadcast Finance plc	9.500%	3/31/20	378,179
GBP	600,000	Bakkavor Finance 2 plc	8.250%	2/15/18	1,068,694
USD	470,000	Barclays Bank plc (b)	6.860%	6/15/32	526,870
GBP	150,000	BAT International Finance plc	6.000%	6/29/22	297,549
GBP	650,000	Daily Mail & General Trust	5.750%	12/7/18	1,214,816
GBP	200,000	Gala Electric Casinos plc	11.500%	6/1/19	368,076
GBP	360,000	Gala Group Finance plc	8.875%	9/1/18	648,510
GBP	500,000	Hastings Insurance Group Finance plc	8.000%	10/21/20	894,482
GBP	320,000	Heathrow Funding, Ltd.	6.000%	3/20/20	602,022
GBP	501,000	ITV plc	5.375%	10/19/15	882,099
GBP	500,000	Legal & General Group plc (b)	6.385%	5/2/17	899,442
USD	1,100,000	Lloyds Banking Group plc (a) (b)	6.267%	11/14/16	1,133,000
USD	800,000	Prudential plc (b)	6.500%	9/23/14	816,000
EUR	100,000	R&R Ice Cream plc (a)	4.750%	5/15/20	135,411
GBP	400,000	R&R Ice Cream plc	5.500%	5/15/20	666,203
EUR	510,000	Rexam plc (c)	6.750%	6/29/67	716,208
USD	400,000	Royal Bank of Scotland Group plc (b)	7.640%	9/30/17	427,000
USD	400,000	Royal Bank of Scotland Group plc	6.125%	12/15/22	431,662
GBP	600,000	Scottish Widows plc	7.000%	6/16/43	1,168,186
USD	1,100,000	Standard Chartered plc (b)	6.409%	1/30/17	1,191,438
GBP	145,000	Stretford 79 plc (a)	6.250%	7/15/21	242,967
GBP	67,000	Thames Water Utilities Finance, Ltd. (c)	5.375%	7/21/25	120,711
GBP	500,000	Thomas Cook Group plc	7.750%	6/22/17	908,516
GBP	294,000	Towergate Finance plc	8.500%	2/15/18	495,119
GBP	106,000	Virgin Media Finance plc	8.875%	10/15/19	189,053
GBP	212,000	Virgin Media Finance plc	7.000%	4/15/23	386,016
GBP	700,000	Virgin Media Secured Finance plc	6.250%	3/28/29	1,234,991
GBP	500,000	William Hill plc	7.125%	11/11/16	920,191
GBP	100,000	WPP 2012 Ltd.	6.000%	4/4/17	185,541
USD	270,000	WPP Finance 2010	4.750%	11/21/21	295,532
					21,152,790

		United States – 21.53%
USD	1,000,000	Avis Budget Car Rental LLC	5.500%	4/1/23	1,005,000
USD	600,000	CHS/Community Health Systems, Inc.	7.125%	7/15/20	641,250
USD	521,000	CHS/Community Health Systems, Inc. (a)	6.875%	2/1/22	535,327
USD	73,000	First Data Corp.	11.250%	1/15/21	82,855
USD	46,000	First Data Corp.	12.625%	1/15/21	54,912
USD	81,000	First Data Corp.	10.625%	6/15/21	92,391
USD	600,000	HCA Holdings, Inc.	7.750%	5/15/21	648,750
USD	400,000	HCA, Inc.	6.500%	2/15/20	435,500
USD	137,000	HCA, Inc.	5.000%	3/15/24	136,315
EUR	600,000	Infor (US), Inc.	10.000%	4/1/19	899,842

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States (continued)
USD	950,000	Iron Mountain, Inc.	6.000%	8/15/23	$995,125
EUR	2,500,000	Lehman Brothers UK Capital Funding IV LP (b) (d) (e) (f)	5.750%	4/25/15	—
EUR	387,500	Levi Strauss & Co.	7.750%	5/15/18	542,367
USD	100,000	Regal Entertainment Group	5.750%	6/15/23	101,000
USD	600,000	Regal Entertainment Group	5.750%	2/1/25	601,500
USD	250,000	Reynolds Group Issuer, Inc.	5.750%	10/15/20	256,250
USD	540,000	Service Corp. International	7.625%	10/1/18	630,450
USD	280,000	Sprint Corp. (a)	7.875%	9/15/23	300,300
USD	357,000	Sprint Corp. (a)	7.125%	6/15/24	365,479
USD	38,000	T-Mobile USA, Inc.	6.633%	4/28/21	40,042
USD	460,000	T-Mobile USA, Inc.	6.125%	1/15/22	474,950
USD	125,000	Tenet Healthcare Corp.	8.000%	8/1/20	133,750
USD	60,000	Tenet Healthcare Corp.	6.000%	10/1/20	62,850
USD	800,000	Tenet Healthcare Corp.	8.125%	4/1/22	896,000
USD	1,100,000	Verizon Communications, Inc.	5.150%	9/15/23	1,219,583
					11,151,788
		Total corporate bonds
		(Cost $44,087,279)			43,675,890

US government obligations – 3.81%

		United States – 3.81%
USD	2,000,000	United States Treasury Note (g)	0.875%	1/31/18	1,971,562
		Total US government obligations
		(Cost $1,976,290)			1,971,562
		Total long-term investments
		(Cost $46,063,569)			45,647,452

Shares

Short-term investment – 10.01%
	5,185,117	Fidelity Institutional Treasury Portfolio (h)			5,185,117
		Total short-term investment
		(Cost $5,185,117)			5,185,117

Total investments – 98.15%
		(Cost $51,248,686)			50,832,569

Financial Derivative Instruments(i) (Cost or Premiums, net ($1,264)) – 0.62%					320,824
Net other assets and liabilities – 1.23%					637,817
Total net assets – 100.00%					$51,791,210

(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2014, the restricted securities held by the Fund had an aggregate value of $8,462,565, which represented 16.3% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)	Variable or Floating rate interest rate security. Rate presented represents rate at July 31, 2014.
(d)	Security is in default.
(e)	Fair valued at July 31, 2014 as determined in good faith using procedures approved by the Board of Trustees.
(f)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(g)	A portion of this security is held at the broker as collateral for swap contracts.
(h)	This short-term investment was segregated for open forward foreign currency contracts and swap contracts at July 31, 2014.
(i)	Information with respect to financial derivative instruments is disclosed in the following tables.

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2014 (continued)

(i) FINANCIAL DERIVATIVE INSTRUMENTS

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
British Pound (Short)	State Street Bank, London	8/22/14	7,754		$13,089,962	$137,599	$—
British Pound (Short)	Citibank, N.A.	8/22/14	1,472		2,485,385	14,615	—
Euro (Long)	Citibank, N.A.	8/22/14	413		553,059	—	(3,295)
Euro (Short)	Deutsche Bank AG	8/22/14	5,496		7,359,775	73,296	—
Total						$225,510	$(3,295)

During the year ended July 31, 2014, average monthly notional value related to forward foreign currency contracts was approximately $22.2 million, or 42.9% of net assets.

CREDIT DEFAULT SWAP CONTRACTS

							Upfront
		Rates		Implied	Notional		premiums	Unrealized
	Reference	received/	Termination	credit	amount		paid/	appreciation/	Value
Counterparty	entity	(paid)	date	spread	(000s	)	(received)	(depreciation)	Asset	Liability
Protection purchased:
Deutsche Bank AG	International Business
	Machines Corp.	(1.00)%	6/20/19	0.41%	$850		$(26,707)	$2,943	$—	$(23,764)
Protection sold:
J.P. Morgan Chase
Bank, N.A.	ConvaTec Healthcare	5.00%	12/20/17	1.38%	67		(1,637)	9,686	8,049	—
Barclays Bank plc	ConvaTec Healthcare	5.00%	12/20/18	1.75%	469		2,368	61,839	64,207	—
Citibank, N.A.	Cerved Group SpA	5.00%	12/20/18	2.22%	134		(3,066)	18,753	15,687	—
Citibank, N.A.	ConvaTec Healthcare	5.00%	3/20/19	1.84%	67		4,869	4,492	9,361	—
J.P. Morgan Chase
Bank, N.A.	Beni Stabili SpA	5.00%	6/20/19	2.29%	67		7,567	789	8,356	—
J.P. Morgan Chase
Bank, N.A.	Beni Stabili SpA	5.00%	6/20/19	2,29%	134		15,342	1,371	16,713	—
Total							$(1,264)	$99,873	$122,373	$(23,764)

During the year ended July 31, 2014, average notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $4.4 million, or 8.5% of net assets.

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2014 (continued)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2014.

	Financial Derivative Assets			Financial Derivative Liabilities
	Unrealized			Unrealized
	Appreciation	Value(1)		Depreciation	Value(1)
	Forward			Forward			Net Value of
	Foreign		Total	Foreign		Total	Over-the-	Collateral
	Currency	Swap	Over-the-	Currency	Swap	Over-the-	Counter	(Received) /	Net
	Contracts	Contracts	Counter	Contracts	Contracts	Counter	Derivatives	Pledged	Exposure(2)
Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	$—	$64,207	$64,207	$—	$—	$—	$64,207	$—	$64,207
Citibank, N.A.	14,615	25,048	39,663	(3,295)	—	(3,295)	36,368	—	36,368
Deutsche Bank AG	73,296	—	73,296	—	(23,764)	(23,764)	49,532	—	49,532
JPMorgan Chase
Bank, N.A.	—	33,118	33,118	—	—	—	33,118	—	33,118
	$87,911	$122,373	$210,284	$(3,295)	$(23,764)	$(27,059)	$183,225	$—	$183,225

Amounts NOT subject to a master netting or similar arrangement:
State Street Bank,
London(3)	$137,599	$—	$137,599	$—	$—	$—	$—	$—	$—
	$137,599	$—	$137,599	$—	$—	$—	$—	$—	$—
Total Over-
the Counter	$225,510	$122,373	$347,883	$(3,295)	$(23,764)	$(27,059)

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received)
(2)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements. Absent an event of default or early termination, over-the-counter derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(3)	Forward foreign currency contracts with State Street Bank, London are not subject to a legally enforceable master netting arrangement or other similar agreements that provide legally enforceable right of offset.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$(1,264)	$347,883	$(27,059)

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Telecommunication Services	9.57%
Medical-Hospitals	6.74
Commercial Banks Non-US	6.29
Multi-line Insurance	4.49
U.S. Government Obligations	3.81
Telephone-Integrated	3.47
Life/Health Insurance	3.31
Diversified Banking Institution	3.10
Finance-Other Services	3.03
Containers - Metal/Glass	3.01
Rental Auto/Equipment	2.87
Auto Repair Centers	2.55
Cable TV	2.43
Publishing-Newspapers	2.35
Cellular Telecommunications	2.28
Food-Wholesale/Distribution	2.06
Money Center Banks	2.02
Commercial Services	1.92
Gambling (Non-Hotel)	1.78
Travel Services	1.75
Enterprise Software/Services	1.74
Television	1.70
Food-Confectionery	1.55
Broadcast Services/Programs	1.48
Theaters	1.36
Funeral Services & Related Items	1.22
Airport Development & Maintenance	1.16
Apparel Manufacturers	1.05
Insurance Brokers	0.96
Retail-Miscellaneous/Diversified	0.93

Industry concentration as	% of net
a percentage of net assets:	assets

Feminine Health Care Products	0.84%
Diversified Operations	0.71
Advertising Services	0.57
Tobacco	0.57
Consumer Products - Miscellaneous	0.50
Food-Retail	0.47
Data Processing/Management	0.44
Industrial Gases	0.43
Internet Gambling	0.42
Consulting Services	0.36
Satellite Telecommunications	0.34
Commercial Services-Finance	0.28
Water	0.23
Finance - Investment Banking & Brokerage	0.00 *
Long-Term Investments	88.14
Short-Term Investment	10.01
Total Investments	98.15
Financial Derivative Instruments	0.62
Net Other Assets and Liabilities	1.23
100.00%

* Amount represents less than 0.005% of net assets.

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2014 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014:

	Quoted prices	Significant
	in active	other		Significant
	markets for	observable		unobservable
	identical assets	inputs		inputs
Description	(level 1)	(level 2)		(level 3)	Total
Assets

Corporate Bonds
France	$—	$1,700,630		$—	$1,700,630
Germany	—	530,000		—	530,000
Ireland	—	843,970		—	843,970
Italy	—	480,237		—	480,237
Jamaica	—	729,525		—	729,525
Luxembourg	—	4,710,041		—	4,710,041
Netherlands	—	1,331,909		—	1,331,909
Spain	—	1,045,000		—	1,045,000
United Kingdom	—	21,152,790		—	21,152,790
United States	—	11,151,788		—*	11,151,788
Total Corporate Bonds	—	43,675,890		—*	43,675,890

US Government Obligations
United States	—	1,971,562		—	1,971,562
Total US Government Obligations	—	1,971,562		—	1,971,562

Short-Term Investment	5,185,117	—		—	5,185,117
Total Investments	$5,185,117	$45,647,452	$	—*	$50,832,569

Financial Derivative Instruments – Assets
Over-the-counter	—	347,883		—	347,883
Total Financial Derivative Instruments – Assets	$—	$347,883		$—	$347,883

Liabilities

Financial Derivative Instruments – Liabilities
Over-the-counter	—	(27,059)		—	(27,059)
Total Financial Derivative Instruments – Liabilities	$—	$(27,059)		$—	$(27,059)

* Fund held a Level 3 security that was fair valued at $0 at July 31, 2014.

During the period ended July 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2014 (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance			Change in					Balance
	as of	Accrued		unrealized			Transfers	Transfers	as of
	July 31,	discounts/	Realized	appreciation			in to	out of	July 31,
Investments in securities	2013	premiums	gain/(loss)	(depreciation)	Purchases	Sales	level 3	level 3	2014
Corporate Bonds
Lehman Brothers UK
Capital Funding IV LP	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total	$0	$0	$0	$0	$0	$0	$0	$0	$0

The total net change in unrealized depreciation attributable to Level 3 investments held at July 31, 2014 was $0.

The Fund’s Adviser has determined that Lehman Brothers UK Capital Funding IV LP is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. Management has also concluded there is no value for the investment on the basis that the company has filed for bankruptcy, the position is currently in default and is highly subordinated.

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$225,510	$—	$—	$—	$—	$225,510
Swap Contracts	—	—	—	122,373	—	122,373
Total	$225,510	$—	$—	$122,373	$—	$347,883

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(3,295)	$—	$—	$—	$—	$(3,295)
Swap Contracts	—	—	—	(23,764)	—	(23,764)
Total	$(3,295)	$—	$—	$(23,764)	$—	$(27,059)
Net	$222,215	$—	$—	$98,609	$—	$320,824

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2014 (continued)

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$(2,333,584)	$—	$—	$—	$—	$(2,333,584)
Futures Contracts	—	—	182,941	—	—	182,941
Swap Contracts	—	—	—	149,944	—	149,944
Total	$(2,333,584)	$—	$182,941	$149,944	$—	$(2,000,699)

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$558,493	$—	$—	$—	$—	$558,493
Futures Contracts	—	—	27,011	—	—	27,011
Swap Contracts	—	—	—	115,225	—	115,225
Total	$558,493	$—	$27,011	$115,225	$—	$700,729

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 47.64%

		Australia – 1.98%
USD	100,000	Leighton Finance USA Pty. Ltd.	5.950%	11/13/22	$106,495
USD	200,000	Origin Energy Finance, Ltd. (a)	3.500%	10/9/18	206,423
EUR	50,000	Santos Finance, Ltd. (b)	8.250%	9/22/70	76,159
GBP	100,000	Scentre Management, Ltd.	3.875%	7/16/26	170,592
					559,669

		Belgium – 0.50%
EUR	100,000	Anheuser-Busch InBev N.V.	2.700%	3/31/26	141,340

		Canada – 0.33%
USD	90,000	Tervita Corp. (a)	8.000%	11/15/18	93,150

		Denmark – 0.30%
EUR	50,000	DONG Energy A/S	6.500%	5/7/19	84,003

		Finland – 0.52%
EUR	100,000	Citycon OYJ	3.750%	6/24/20	147,124

		France – 3.28%
EUR	100,000	Dry Mix Solutions Investissements SAS (b)	4.467%	6/15/21	132,579
GBP	50,000	Electricite de France S.A.	6.125%	6/2/34	102,129
EUR	100,000	Holding Medi-Partenaires SAS	7.000%	5/15/20	142,140
EUR	100,000	Homevi SAS	6.875%	8/15/21	133,905
EUR	100,000	Ingenico	2.500%	5/20/21	136,059
EUR	100,000	Loxam SAS	4.875%	7/23/21	132,901
EUR	100,000	Oberthur Technologies Holding SAS	9.250%	4/30/20	147,296
					927,009

		Germany – 0.20%
EUR	40,000	Bayer AG	1.875%	1/25/21	55,886

		Ireland – 1.04%
EUR	100,000	Ardagh Packaging Finance plc	9.250%	10/15/20	146,291
EUR	100,000	Eircom Finance, Ltd.	9.250%	5/15/20	148,133
					294,424

		Italy – 1.26%
EUR	100,000	Cooperativa Muratori & Cementisti-CMC di Ravenna SC	7.500%	8/1/21	134,240
EUR	150,000	Intesa Sanpaolo SpA	3.500%	1/17/22	220,706
					354,946

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		Luxembourg – 3.84%
EUR	100,000	Altice S.A.	7.250%	5/15/22	$139,261
GBP	100,000	Cabot Financial Luxembourg S.A.	8.375%	8/1/20	182,948
USD	200,000	Intelsat Luxembourg S.A.	7.750%	6/1/21	205,250
EUR	100,000	Matterhorn Mobile S.A. (a) (b)	5.585%	5/15/19	135,914
EUR	100,000	Telenet Finance Luxembourg SCA	6.375%	11/15/20	142,978
EUR	100,000	Wind Acquisition Finance S.A. (a) (b)	5.459%	4/30/19	135,766
EUR	100,000	Wind Acquisition Finance S.A.	7.000%	4/23/21	144,283
					1,086,400

		Mexico – 0.54%
EUR	100,000	America Movil SAB de C.V.	4.125%	10/25/19	153,499

		Netherlands – 4.20%
EUR	100,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (b)	2.500%	5/26/26	133,581
EUR	100,000	Deutsche Annington Finance BV (b)	4.625%	4/8/74	136,683
GBP	50,000	Enel Finance International N.V.	5.750%	9/14/40	92,673
EUR	100,000	ING Bank N.V. (b)	3.625%	2/25/26	140,449
EUR	100,000	InterXion Holding N.V.	6.000%	7/15/20	142,609
EUR	100,000	NN Group N.V. (c)	4.500%	1/15/26	131,881
EUR	100,000	Redexis Gas Finance BV	2.750%	4/8/21	140,044
EUR	100,000	Schaeffler Finance BV	3.500%	5/15/22	133,930
EUR	100,000	TMF Group Holding BV (b)	5.685%	12/1/18	135,914
					1,187,764

		Spain – 0.50%
EUR	100,000	ADIF Alta Velocidad	3.500%	5/27/24	141,932

		United Arab Emirates – 0.48%
EUR	100,000	Emirates Telecommunications Corp.	1.750%	6/18/21	134,759

		United Kingdom – 16.48%
GBP	100,000	Admiral Group plc	5.500%	7/25/24	168,895
GBP	100,000	Arqiva Financing plc	4.040%	6/30/20	171,397
EUR	100,000	Atrium European Real Estate, Ltd.	4.000%	4/20/20	142,440
GBP	100,000	EDU UK BondCo., plc	8.875%	9/15/18	176,174
USD	200,000	EnQuest plc	7.000%	4/15/22	200,875
GBP	50,000	Firstgroup plc	8.125%	9/19/18	99,625
GBP	100,000	Galaxy Bidco, Ltd. (a) (b)	5.525%	11/15/19	169,674
GBP	100,000	Gatwick Funding, Ltd.	6.125%	3/2/26	199,963
GBP	100,000	Hastings Insurance Group Finance plc (a) (b)	6.559%	10/21/19	169,974
GBP	50,000	HBOS Capital Funding LP (c)	6.461%	11/30/18	90,556
GBP	50,000	HSBC Holdings plc	7.000%	4/7/38	106,496
GBP	50,000	Imperial Tobacco Finance plc	7.750%	6/24/19	101,854
EUR	185,000	Leeds Building Society	2.625%	4/1/21	257,678
EUR	100,000	Nationwide Building Society (b)	4.125%	3/20/23	143,011
GBP	50,000	Northern Gas Networks Finance plc	4.875%	6/30/27	91,071
GBP	100,000	Old Mutual plc	8.000%	6/3/21	193,545

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom (continued)
GBP	100,000	Pension Insurance Corp., plc	6.500%	7/3/24	$169,118
GBP	100,000	PGH Capital, Ltd.	5.750%	7/7/21	171,536
GBP	50,000	RSA Insurance Group plc (b)	9.375%	5/20/39	102,373
GBP	50,000	Southern Gas Networks plc (b)	0.846%	10/21/15	83,951
GBP	100,000	Standard Chartered plc	5.125%	6/6/34	163,584
GBP	100,000	Standard Life plc (b)	5.500%	12/4/42	177,354
GBP	100,000	Stretford 79 plc	6.750%	7/15/24	165,875
GBP	50,000	Tesco plc	6.125%	2/24/22	96,871
GBP	100,000	Thames Water Utilities Cayman Finance, Ltd.	4.000%	6/19/25	168,889
EUR	50,000	The Royal Bank of Scotland plc (b)	4.625%	9/22/21	69,254
EUR	100,000	Thomas Cook Finance plc	7.750%	6/15/20	144,098
GBP	100,000	Towergate Finance plc (a) (b)	6.060%	2/15/18	163,343
EUR	100,000	Vougeot Bidco plc (a) (b)	5.453%	7/15/20	135,632
GBP	100,000	Western Power Distribution West Midlands plc	5.750%	4/16/32	197,588
GBP	100,000	William Hill plc	4.250%	6/5/20	165,690
					4,658,384

		United States – 12.19%
GBP	50,000	AT&T, Inc.	7.000%	4/30/40	114,869
GBP	50,000	Bank of America Corp.	7.750%	4/30/18	99,348
EUR	100,000	Bank of America Corp.	2.375%	6/19/24	135,834
USD	200,000	BMC Software Finance, Inc. (a)	8.125%	7/15/21	200,000
USD	200,000	Calumet Specialty Products Partners LP (a)	6.500%	4/15/21	205,000
EUR	100,000	Cemex Finance LLC	5.250%	4/1/21	139,429
USD	100,000	Citigroup, Inc.	1.750%	5/1/18	98,990
GBP	100,000	Comcast Corp.	5.500%	11/23/29	195,857
USD	100,000	Crestview DS Merger Sub II, Inc.	10.000%	9/1/21	112,875
USD	200,000	Digicel Group, Ltd. (a)	8.250%	9/30/20	216,500
USD	70,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	6.000%	8/15/40	80,160
GBP	100,000	Health Care REIT, Inc.	4.800%	11/20/28	175,995
USD	100,000	Hockey Merger Sub 2, Inc. (a)	7.875%	10/1/21	103,000
USD	200,000	Hot Topic, Inc. (a)	9.250%	6/15/21	221,000
USD	100,000	ILFC E-Capital Trust I (a) (b)	5.020%	12/21/65	96,500
USD	35,000	Monsanto Co.	2.750%	7/15/21	34,843
USD	100,000	PF Chang’s China Bistro, Inc. (a)	10.250%	6/30/20	102,000
USD	130,000	Quiksilver, Inc.	10.000%	8/1/20	111,800
USD	200,000	RCN Telecom Services LLC (a)	8.500%	8/15/20	214,000
GBP	50,000	The Goldman Sachs Group, Inc.	6.125%	5/14/17	91,963
USD	200,000	TMS International Corp. (a)	7.625%	10/15/21	213,500
USD	150,000	TransDigm, Inc. (a)	6.000%	7/15/22	150,938
USD	50,000	Verizon Communications, Inc.	6.550%	9/15/43	63,022
USD	200,000	West Corp. (a)	5.375%	7/15/22	194,500
USD	75,000	Williams Partners LP	4.900%	1/15/45	75,088
					3,447,011

		Total corporate bonds
		(Cost $13,299,791)			13,467,300

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

Commercial mortgage-backed securities – 5.57%

		Germany – 2.91%
EUR	254,307	German Residential Funding plc (b)	1.918%	8/27/24	$347,322
EUR	241,084	Juno Eclipse 2007-2, Ltd. (b)	0.498%	11/20/22	319,434
EUR	130,297	Juno Eclipse 2007-2, Ltd. (b)	0.568%	11/20/22	154,846
					821,602

		United Kingdom – 2.66%
GBP	110,700	Business Mortgage Finance 2 plc (b)	2.325%	2/15/37	188,688
GBP	76,782	Business Mortgage Finance 3 plc (b)	1.925%	11/15/38	132,770
GBP	49,386	DECO 12-UK 4 plc (b)	0.748%	1/27/20	81,378
GBP	98,773	DECO 12-UK 4 plc (b)	0.828%	1/27/20	159,254
GBP	112,586	Taurus CMBS UK 2014-1, Ltd. (b)	1.893%	5/1/22	190,497
					752,587

		Total commercial mortgage-backed securities
		(Cost $1,578,009)			1,574,189

Residential mortgage-backed securities – 7.19%

		Australia – 1.38%
EUR	159,466	Interstar Millennium Series 2004-1E Trust (b)	0.796%	5/7/36	209,450
GBP	109,786	Interstar Millennium Series 2004-4E Trust (b)	0.886%	11/14/36	179,386
					388,836

		United Kingdom – 5.81%
GBP	119,000	Eurosail 2006-1 plc (b)	0.794%	6/10/44	182,004
EUR	140,000	Eurosail 2006-1 plc (b)	0.517%	6/10/44	169,886
USD	270,148	Granite Master Issuer plc (b)	0.236%	12/20/54	268,419
GBP	181,631	Money Partners Securities 4 plc (b)	0.938%	3/15/40	301,491
GBP	119,296	Newgate Funding 2007-1 (b)	0.661%	12/1/50	199,109
GBP	153,117	Rmac 2005-Ns3 plc (b)	0.895%	6/12/43	247,073
USD	195,000	Silverstone Master Issuer plc (a) (b)	1.784%	1/21/55	195,618
GBP	48,153	Southern Pacific Financing 05-B plc (b)	0.714%	6/10/43	78,634
					1,642,234

		Total residential mortgage-backed securities
		(Cost $2,027,441)			2,031,070

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

Collateralized loan obligations – 4.18%

		Ireland – 0.61%
EUR	130,000	Clavos Euro CDO Ltd. (b)	1.701%	4/18/23	$171,909

		Netherlands – 2.70%
EUR	250,000	Dalradian European CLO III BV (b)	0.977%	4/11/23	320,382
EUR	242,879	Grosvenor Place CLO II B.V. (b)	0.634%	3/28/23	323,834
EUR	100,000	Highlander Euro CDO II BV (b) (d)	0.861%	12/14/22	118,813
					763,029

		United Kingdom – 0.87%
EUR	185,077	Lambda Finance B.V. (b)	0.766%	9/20/31	245,928

		Total collateralized loan obligations
		(Cost $1,171,117)			1,180,866

Sovereign debt obligations – 21.64%
AUD	60,000	Australia Government Bond	4.000%	8/20/20	105,577
AUD	161,000	Australia Government Bond	1.000%	11/21/18	153,780
CAD	941,720	Canadian Government Bond (d)	4.250%	12/1/21	1,139,064
EUR	236,000	Italy Buoni Poliennali Del Tesoro	3.750%	9/1/24	345,543
EUR	74,491	Italy Buoni Poliennali Del Tesoro (a) (d)	2.350%	9/15/24	108,058
EUR	576,592	Italy Buoni Poliennali Del Tesoro (d)	2.350%	9/15/19	842,553
MXN	5,250,000	Mexican Bonos	7.750%	11/13/42	442,002
NZD	434,000	New Zealand Government Bond (d)	4.500%	2/15/16	573,945
PLN	1,550,000	Poland Government Bond	5.250%	10/25/17	536,061
EUR	583,000	Spain Government Bond (a)	3.800%	4/30/24	866,469
GBP	381,064	United Kingdom Gilt Inflation Linked (d)	0.125%	3/22/24	667,412
GBP	39,879	United Kingdom Gilt Inflation Linked (d)	0.125%	3/22/29	69,547
GBP	160,000	United Mexican States	5.625%	3/19/14	267,427

		Total sovereign debt obligations
		(Cost $6,053,337)			6,117,438

US government obligations – 5.78%

		United States – 5.78%
USD	832,386	United States Treasury Inflation Indexed Bonds (d)	0.750%	2/15/42	$792,783
USD	840,000	United States Treasury Note	0.375%	6/15/15	841,952
					1,634,735

		Total US government obligations
		(Cost $1,576,644)			1,634,735

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

		Value
Shares		(note 2)

Preferred stock – 0.36%

	United States – 0.36%
100	Ally Financial, Inc. 7%, 9/2/14 (a) (c)	$100,000

	Total Preferred stock
	(Cost $96,500)	100,000

	Total long-term investments
	(Cost $25,802,839)	26,105,598

Short-term investment – 3.81%
1,077,478	Fidelity Institutional Treasury Portfolio	1,077,478

	Total short-term investment
	(Cost $1,077,478)	1,077,478
Total investments – 96.17%(e)
	(Cost $26,880,317)	27,183,076
Financial Derivative Instruments(f) (cost or Premiums, net $118,233) – 0.60%		170,369
Net other assets and liabilities – 3.23%		913,281
Total net assets – 100.00%		$28,266,726

(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2014, the restricted securities held by the Fund had an aggregate value of $4,396,959, which represented 15.6% of net assets.

(b)	Variable or Floating rate interest rate security. Rate presented represents rate at July 31, 2014.
(c)	Maturity date is perpetual. Maturity date presented represents the next call date.
(d)	Indexed security in which both the coupon and principal are adjusted in-line with movements in the inflation index in that sovereign market.
(e)
All or a portion of these securities and short-term investments were segregated as collateral for open futures contracts, forward foreign currency contracts, options and swap contracts. At July 31, 2014, the aggregate amount available to cover segregation requirements was $26,858,674.

(f)	Information with respect to financial derivative instruments is disclosed in the following tables.
REIT	Real Estate Investment Trust
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

(f) FINANCIAL DERIVATIVE INSTRUMENTS

EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

			Current	Unrealized appreciation/
	Number of	Expiration	notional	(depreciation)
	contracts	date	value	Asset	Liability
US Treasury 10 Year Note (Long)	8	9/19/14	$996,875	$—	$(1,531)
US Treasury Long Bond (Long)	9	9/19/14	1,236,656	—	(12,159)
Canada 10 Year Bond (Short)	(7)	9/19/14	878,892	—	(13,779)
Euro Bund (Short)	(1)	9/08/14	198,166	—	(3,067)
UK Long Gilt Bond (Short)	(14)	9/26/14	2,616,054	—	(14,689)
US Treasury 10 Year Note (Short)	(41)	9/19/14	5,108,984	31,234	—
US Treasury 5 Year Note (Short)	(17)	9/30/14	2,020,211	5,261	—
US Treasury Ultra Bond (Short)	(8)	9/19/14	1,206,750	—	(5,837)
Total				$36,495	$(51,062)

During the period ended July 31, 2014, average monthly notional value related to futures contracts was approximately $9.3 million, or 33.0% of net assets.

PURCHASED OPTIONS

					Unrealized
	# of	Put/	Exercise	Expiration	appreciation/
Description	Contracts	Call	Price	Date	(depreciation)	Cost	Value
30 Year US
Treasury Note Future	12	Put	$131	8/22/14	$(14,646)	$15,021	$375

WRITTEN OPTIONS

					Unrealized
	# of	Put/	Exercise	Expiration	appreciation/	Premiums
Description	Contracts	Call	Price	Date	(depreciation)	Received	Value
30 Year US
Treasury Note Future	(12)	Call	$137	8/22/14	$(2,399)	$(12,788)	$(15,187)

SWAP CONTRACTS

Interest Rate Swap Contracts

	Notional		Portfolio		Annual		Unrealized
	amounts		Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Exchange	(000s	)	Floating rate	Floating Rate Index	Rate	Date	Asset	Liability
CME Group	$794		Receives	6-month GBP LIBOR	3.3470%	12/20/63	$—	$(23,390)
CME Group	670		Receives	6-month EURIBOR	2.9250	12/27/43	—	(29,579)
CME Group	7,766		Pays	6-month EURIBOR	1.1310	1/8/17	54,700	—
LCH.Clearnet	803		Receives	6-month EURIBOR	2.6000	6/4/44	—	(10,863)
LCH.Clearnet	4,474		Receives	6-month GBP LIBOR	2.9425	7/10/19	—	(4,109)
LCH.Clearnet	4,513		Pays	6-month EURIBOR	0.7260	6/10/18	6,754	—
LCH.Clearnet	4,305		Pays	6-month GBP LIBOR	2.1350	7/9/17	4,549	—
Total							$66,003	$(67,941)

CME Chicago Mercantile Exchange

LCH London Clearing House

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Credit Default Swap Contracts

		Rates received/	Termination	Implied credit	Notional amount		Upfront premiums paid/	Unrealized appreciation/	Value
Counterparty	Referenceentity	(paid)	date	spread	(000s	)	(received )	(depreciation )	Asset	Liability
Protection purchased:
ICE	iTraxx Crossover
	5-Year Index	(5.00)%	6/20/19	2.61%	$1,004		$(85,002)	$(20,481)	$—	$(105,483)
ICE	North America High Yield
	5-Year Index	(5.00)%	6/20/19	3.42%	790		(59,788)	6,400	—	(53,388)
Total							$(144,790)	$(14,081)	$—	$(158,871)

ICE InterContinental Exchange
	Asset	Liability
TOTAL SWAP CONTRACTS	$66,003	$(226,812)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY

The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of July 31, 2014.

	Unrealized				Unrealized
	Appreciation	Value	Value(1)		Depreciation	Value	Value(1)
	Futures	Purchased	Swap		Futures	Written	Swap
	Contracts	Options	Contracts	Total	Contracts	Options	Contracts	Total
Total Exchange-Traded or
Centrally Cleared	$36,495	$375	$66,003	$102,873	$(51,062)	$(15,187)	$(226,812)	$(293,061)

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received)

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

			Local		Current	Unrealized
		Value	amount		notional	appreciation/(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
Australian Dollar (Long)	JPMorgan Chase Bank, N.A.	9/22/14	52		$48,370	$—	$(262)
Australian Dollar (Long)	Citibank, N.A.	9/22/14	91		84,453	—	(817)
Australian Dollar (Short)	JPMorgan Chase Bank, N.A.	9/22/14	287		266,099	1,977	—
Australian Dollar (Short)	Deutsche Bank AG	9/22/14	41		37,960	336	—
Australian Dollar (Short)	Citibank, N.A.	9/22/14	19		18,041	164	—
British Pound (Long)	JPMorgan Chase Bank, N.A.	9/22/14	40		67,130	—	(385)
British Pound (Long)	Deutsche Bank AG	8/22/14	199		336,104	—	(4,244)
British Pound (Long)	Deutsche Bank AG	9/22/14	322		542,934	—	(7,706)
British Pound (Short)	JPMorgan Chase Bank, N.A.	8/22/14	199		336,104	5,192	—
British Pound (Short)	JPMorgan Chase Bank, N.A.	9/22/14	804		1,357,309	10,192	—
British Pound (Short)	Deutsche Bank AG	9/22/14	623		1,051,065	11,957	—
British Pound (Short)	Citibank, N.A.	9/22/14	3,531		5,958,325	35,012	—
Canadian Dollar (Long)	Deutsche Bank AG	9/22/14	13		11,499	—	(179)
Canadian Dollar (Short)	JPMorgan Chase Bank, N.A.	9/22/14	787		721,223	1,792	—
Canadian Dollar (Short)	Citibank, N.A.	9/22/14	463		423,990	1,618	—
Euro (Long)	JPMorgan Chase Bank, N.A.	9/22/14	297		397,231	—	(5,197)
Euro (Long)	Deutsche Bank AG	9/22/14	532		712,998	—	(8,978)
Euro (Long)	Citibank, N.A.	9/22/14	588		787,751	—	(10,645)
Euro (Short)	JPMorgan Chase Bank, N.A.	9/22/14	2,709		3,628,413	51,171	—
Euro (Short)	Deutsche Bank AG	9/22/14	2,039		2,730,201	33,009	—
Euro (Short)	Citibank, N.A.	9/22/14	5,421		7,260,392	97,672	—
Indian Rupee (Long)	Citibank, N.A.	9/22/14	6,469		105,483	—	(1,295)
Japanese Yen (Short)	Citibank, N.A.	9/22/14	86,236		838,595	8,945	—
Malaysian Ringgit (Long)	JPMorgan Chase Bank, N.A.	9/22/14	1,097		340,496	—	(323)
Malaysian Ringgit (Short)	JPMorgan Chase Bank, N.A.	9/22/14	551		171,216	1,784	—
Mexican Peso (Long)	JPMorgan Chase Bank, N.A.	9/22/14	6,832		514,909	—	(6,551)
New Zealand Dollar (Long)	JPMorgan Chase Bank, N.A.	9/22/14	18		14,872	—	(219)
New Zealand Dollar (Short)	JPMorgan Chase Bank, N.A.	9/22/14	715		604,470	8,968	—
New Zealand Dollar (Short)	Deutsche Bank AG	9/22/14	20		17,209	520	—
New Zealand Dollar (Short)	Citibank, N.A.	9/22/14	10		8,140	45	—
Polish Zloty (Short)	Deutsche Bank AG	9/22/14	1,723		550,332	11,754	—
Singapore Dollar (Long)	Citibank, N.A.	9/22/14	239		191,659	—	(793)
Singapore Dollar (Short)	Deutsche Bank AG	9/22/14	234		187,228	—	(441)
South Korean Won (Long)	JPMorgan Chase Bank, N.A.	9/22/14	115,052		111,145	—	(1,100)
South Korean Won (Short)	Deutsche Bank AG	9/22/14	115,489		111,568	2,125	—
Thai Baht (Long)	JPMorgan Chase Bank, N.A.	9/22/14	5,509		171,178	—	(1,822)
Total						$284,233	$(50,957)

During the period ended July 31, 2014, average monthly notional value related to forward foreign currency contracts was approximately $22.6 million, or 79.9% of net assets.

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

PURCHASED OPTIONS

Currency Options

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Cost	Value
Euro vs. U.S. Dollar	Barclays
	Bank plc	530,000 EUR	Put	1.30	1/19/15	$(5,867)	$10,538	$4,671
Euro vs. U.S. Dollar	Citibank, N.A.	530,000 EUR	Put	1.30	1/19/15	(5,868)	10,538	4,670
New Zealand Dollar vs.	Deutsche
U.S. Dollar	Bank AG	1,300,000 NZD	Put	0.82	10/10/14	(8,122)	14,000	5,878
U.S. Dollar vs. Swiss Franc	Citibank, N.A.	380,000 USD	Call	0.975	9/1/14	(2,390)	2,394	4
Total						$(22,247)	$37,470	$15,223

Interest Rate Swaptions

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Cost	Value
Put - OTC 10-Year
Interest Rate Swap
(Pay 4%, Receive	Deutsche
3 Month LIBOR)	Bank AG	4,100,000 USD	Put	4%	4/18/16	$(34,636)	$101,680	$67,044
Put - OTC 30-Year
Interest Rate Swap
(Pay 3%, Receive
6 Month EURIBOR)	Citibank, N.A.	1,000,000 EUR	Put	3%	4/17/19	(41,621)	130,538	88,917
Total						$(76,257)	$232,218	$155,961

	Cost	Value
TOTAL PURCHASED OPTIONS	$269,688	$171,184

WRITTEN OPTIONS

Currency Options

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/		Premiums
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation	)	Received	Value
Euro vs. U.S. Dollar	Citibank, N.A.	(530,000) EUR	Put	1.20	1/19/15	$2,661		$(3,166)	$(505)
Euro vs. U.S. Dollar	Barclays Bank plc	(530,000) EUR	Put	1.20	1/19/15	2,662		(3,166)	(504)
New Zealand Dollar	Deutsche
vs. U.S. Dollar	Bank AG	(1,300,000)NZD	Put	0.78	10/10/14	4,559		(5,544)	(985)
						$9,882		$(11,876)	$(1,994)

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Interest Rate Swaptions

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/		Premiums
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation	)	Received	Value
Put - OTC
10-Year Interest
Rate Swap
(Pay 3 Month LIBOR,	Deutsche
Receive 5%)	Bank AG	(4,100,000) USD	Put	5%	4/18/16	$12,994		$(32,390)	$(19,396)
Put - OTC 30-Year
Interest Rate Swap
(Pay 6 Month EURIBOR,
Receive 4%)	Citibank, N.A.	(1,000,000) EUR	Put	4%	4/17/19	21,213		(57,670)	(36,457)
						$34,207		$(90,060)	$(55,853)

	Premiums Received	Value
TOTAL WRITTEN OPTIONS	$(101,936)	$(57,847)

SWAP CONTRACTS

Interest Rate Swap Contracts

	Notional		Portfolio		Annual		Unrealized
	amounts		Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Counterparty	(000s	)	Floating rate	Floating Rate Index	Rate	Date	Asset	Liability
Deutsche Bank AG	6,695		Pays	3-month CAD CDOR	1.2600%	1/31/16	$—	$(4,966)
Deutsche Bank AG	2,568		Receives	3-month CAD CDOR	1.9275	1/31/19	—	(11,218)
JPMorgan Chase Bank, N.A.	2,323		Receives	6-month AUD BBR BBSW	3.7460	9/11/18	—	(50,677)
Deutsche Bank AG	2,209		Pays	3-month NZD BBR	4.0300	4/1/16	108	—
Deutsche Bank AG	2,209		Pays	3-month NZD BBR	4.0500	4/11/16	1,513	—
JPMorgan Chase Bank, N.A.	1,274		Pays	3-month NZD BBR	3.9750	5/19/16	—	(1,538)
Deutsche Bank AG	1,274		Pays	3-month NZD BBR	3.9475	5/20/16	—	(2,159)
Deutsche Bank AG	1,115		Receives	6-month AUD BBR BBSW	4.8850	6/11/24	—	(9,819)
Total							$1,621	$(80,377)

Inflation Swap Contracts

	Notional	Portfolio		Annual		Unrealized
	amounts	Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Counterparty	(000s)	Floating rate	Floating Rate Index	Rate	Date	Asset	Liability
Citibank, N.A.	$536	Receives	Harmonized Index of
			Consumer Prices	1.6625%	4/15/24	$—	$(3,985)
JPMorgan Chase Bank, N.A.	1,071	Receives	Harmonized Index of
			Consumer Prices	1.6338	5/15/24	—	(3,270)
Citibank, N.A.	338	Receives	UK Retail Price Index	3.5350	7/24/44	3,939	—
Barclays Bank plc	590	Receives	US Consumer Price Index	2.6125	6/24/24	307	—
Total						$4,246	$(7,255)

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Credit Default Swap Contracts

							Upfront
		Rates		Implied	Notional		premiums	Unrealized
	Reference	received/	Termination	credit	amount		paid/	appreciation/	Value
Counterparty	entity	(paid )	date	spread	(000s	)	(received )	(depreciation )	Asset	Liability
Protection sold:
Citibank, N.A.	Wendel	5.00%	3/20/19	1.10%	$134		$19,404	$4,213	$23,617	$—
Barclays Bank plc	Unilabs Subholding AB	5.00%	3/20/19	5.85%	134		(8,495)	4,000	—	(4,495)
Citibank, N.A.	ISS Global A/S	5.00%	3/20/19	0.71%	134		27,001	(784)	26,217	—
Barclays Bank plc	ConvaTec Healthcare	5.00%	6/20/19	1.93%	67		9,320	230	9,550	—
JPMorgan Chase
Bank, N.A.	Ladbrokes plc	1.00%	6/20/19	2.66%	67		(6,886)	1,832	—	(5,054)
Citibank, N.A.	ConvaTec Healthcare	5.00%	6/20/19	1.93%	67		8,603	947	9,550	—
Citibank, N.A.	Schaeffler Finance B.V.	5.00%	9/20/19	2.05%	134		22,888	(3,775)	19,113	—
JPMorgan Chase
Bank, N.A.	PostNL NV	1.00%	9/20/19	0.86%	134		69	883	952	—
Citibank, N.A.	Brisa Concessao
	Rodoviaria SA	5.00%	9/20/19	2.47%	134		21,134	(4,875)	16,259	—
Total							$93,038	$2,671	$105,258	$(9,549)

	Asset	Liability
TOTAL SWAP CONTRACTS	$111,125	$(97,181)

During the period ended July 31, 2014, average notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $45.9 million, or 162.5% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2014.

	Unrealized				Unrealized
	Appreciation	Value	Value(1)		Depreciation	Value	Value(1)
	Forward Foreign Currency Contracts	Purchased Options	Swap Contracts	Total Over-the Counter	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total Over-the Counter	Net Value of OTC Derivatives	Collateral (Received) / Pledged	Net Exposure(2)
Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	$—	$4,671	$9,857	$14,528	$—	$(504)	$(4,495)	$(4,999)	$9,529	$—	$9,529
Citibank, N.A.	143,456	93,591	98,695	335,742	(13,550)	(36,962)	(3,985)	(54,497)	281,245	—	281,245
Deutsche Bank AG	59,701	72,922	1,621	134,244	(21,548)	(20,381)	(28,162)	(70,091)	64,153	—	64,153
JPMorgan Chase Bank, N.A.	81,076	—	952	82,028	(15,859)	—	(60,539)	(76,398)	5,630	—	5,630
	$284,233	$171,184	$111,125	$566,542	$(50,957)	$(57,847)	$(97,181)	$(205,985)	$360,557	$—	$360,557

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received)
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$118,233	$669,415	$(499,046)

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Other information:

Industry concentration as a percentage of net assets:	% of Net Assets

Sovereign	27.43%
Whole Loan CMO Other	5.94
Other ABS	5.32
CMBS Other	4.43
Telecommunication Services	3.20
Commercial Banks Non-US	2.33
Cellular Telecommunications	2.27
Diversified Banking Institution	2.13
Cable TV	1.73
Electric-Integrated	1.72
Life/Health Insurance	1.70
Property/Casualty Insurance	1.56
Real Estate Management/Services	1.51
Building Societies	1.42
Finance-Other Services	1.25
Whole Loan CMO Mezzanine	1.25
Multi-line Insurance	1.20
Gas-Distribution	1.11
Oil & Gas Exploration & Production	0.98
Building Products-Cement Aggregates	0.96
Insurance Brokers	0.94
Food-Retail	0.93
Retail - Apparel/Shoe	0.78
Commercial Services	0.76
Oil & Gas Refining & Marketing	0.73
Satellite Telecommunications	0.73
Airport Development & Maintenance	0.71
Enterprise Software/Services	0.71
Electric-Transmission	0.70
Investment Management & Advising Services	0.68
Telephone-Integrated	0.63
REITS-Health Care	0.62
Schools	0.62
Real Estate Operations/Development	0.60
Water	0.60
Gambling (Non-Hotel)	0.59
Aerospace/Defense-Equipment	0.53
Computer Data Security	0.52
Containers - Metal/Glass	0.52
Travel Services	0.51
Applications Software	0.50
Brewery	0.50
Medical-Hospitals	0.50
Transport-Rail	0.50
Building & Construction-Miscellaneous	0.48
Commercial Services-Finance	0.48
Computers-Integrated Systems	0.48
Theaters	0.48

Industry concentration as a percentage of net assets:	% of Net Assets

Auto/Truck Parts & Equipment-Original	0.47%
Rental Auto/Equipment	0.47
Retirement/Aged Care	0.47
Apparel Manufacturers	0.40
Beverages-Non-alcoholic	0.40
Diversified Financial Services	0.38
Retail - Restaurants	0.36
Tobacco	0.36
Finance - Investment Banking & Brokerage	0.35
Transport-Services	0.35
Finance-Leasing Company	0.34
Hazardous Waste Disposal	0.33
Money Center Banks	0.32
Pipelines	0.27
Medical - Drugs	0.20
Agricultural Chemicals	0.12
Long-Term Investments	92.36
Short-Term Investment	3.81
Total investments	96.17
Financial Derivative Instruments	0.60
Net Other Assets and Liabilities	3.23
100.00%

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Fair Value Measurements:

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Corporate Bonds
Australia	$—	$559,669	$—	$559,669
Belgium	—	141,340	—	141,340
Canada	—	93,150	—	93,150
Denmark	—	84,003	—	84,003
Finland	—	147,124	—	147,124
France	—	927,009	—	927,009
Germany	—	55,886	—	55,886
Ireland	—	294,424	—	294,424
Italy	—	354,946	—	354,946
Luxembourg	—	1,086,400	—	1,086,400
Mexico	—	153,499	—	153,499
Netherlands	—	1,187,764	—	1,187,764
Spain	—	141,932	—	141,932
United Arab Emirates	—	134,759	—	134,759
United Kingdom	—	4,658,384	—	4,658,384
United States	—	3,447,011	—	3,447,011
Total Corporate Bonds	—	13,467,300	—	13,467,300

Commercial Mortgage-backed Securities
Germany	—	821,602	—	821,602
United Kingdom	—	752,587	—	752,587
Total Commercial Mortgage-backed Securities	—	1,574,189	—	1,574,189

Residential Mortgage-backed Securities
Australia	—	388,836	—	388,836
United Kingdom	—	1,642,234	—	1,642,234
Total Residential Mortgage-backed Securities	—	2,031,070	—	2,031,070

Collateralized Loan Obligations
Ireland	—	171,909	—	171,909
Netherlands	—	763,029	—	763,029
United Kingdom	—	245,928	—	245,928
Total Collateralized Loan Obligations	—	1,180,866	—	1,180,866

Sovereign Debt Obligations	—	6,117,438	—	6,117,438
Total Sovereign Debt Obligations	—	6,117,438	—	6,117,438

US Government Obligations
United States	—	1,634,735	—	1,634,735
Total US Government Obligations	—	1,634,735	—	1,634,735

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Preferred Stock
United States	$—	$100,000	$—	$100,000
Total Preferred Stock	—	100,000	—	100,000
Short-Term Investment	1,077,478	—	—	1,077,478
Total Investments	$1,077,478	$26,105,598	$—	$27,183,076

Financial Derivative Instruments – Assets
Exchange-traded or centrally-cleared	36,870	66,003	—	102,873
Over-the-counter	—	566,542	—	566,542
Total Financial Derivative Instruments – Assets	$36,870	$632,545	$—	$669,415

Liabilities
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally-cleared	66,249	226,812	—	293,061
Over-the-counter	—	205,985	—	205,985
Total Financial Derivative Instruments – Liabilities	$66,249	$432,797	$—	$499,046

During the period ended July 31, 2014, there were no transfers in or out of security levels as a result of fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments - Assets
Exchange-Traded or Centrally-Cleared
Futures	$—	$—	$36,495	$—	$—	$36,495
Purchased Options	—	—	375	—	—	375
Swap Contracts	—	—	66,003	—	—	66,003
	$—	$—	$102,873	$—	$—	$102,873

Over-the-Counter
Forward Foreign Currency Contracts	$284,233	$—	$—	$—	$—	$284,233
Purchased Options	15,223	—	155,961	—	—	171,184
Swap Contracts	—	—	1,621	105,258	4,246	111,125
	$299,456	$—	$157,582	$105,258	$4,246	$566,542
Total	$299,456	$—	$260,455	$105,258	$4,246	$669,415

Financial Derivative Instruments - Liabilities
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$—	$(51,062)	$—	$—	$(51,062)
Written Options	—	—	(15,187)	—	—	(15,187)
Swap Contracts	—	—	(67,941)	(158,871)	—	(226,812)
	$—	$—	$(134,190)	$(158,871)	$—	$(293,061)

Over-the-Counter
Forward Foreign Currency Contracts	$(50,957)	$—	$—	$—	$—	$(50,957)
Written Options	(1,994)	—	(55,853)	—	—	(57,847)
Swap Contracts	—	—	(80,377)	(9,549)	(7,255)	(97,181)
	$(52,951)	$—	$(136,230)	$(9,549)	$(7,255)	$(205,985)
Total	$(52,951)	$—	$(270,420)	$(168,420)	$(7,255)	$(499,046)

Net	$246,505	$—	$(9,965)	$(63,162)	$(3,009)	$170,369

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2014 (continued)

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended July 31, 2014

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from
financial derivative instruments:
Futures Contracts	$—	$—	$(194,397)	$—	$—	$(194,397)
Options	(13,369)	—	(3,611)	—	—	(16,980)
Forward Foreign Currency Contracts	(39,334)	—	—	—	—	(39,334)
Swap Contracts	—	—	(149,239)	(8,809)	(20,889)	(178,937)
Total	$(52,703)	$—	$(347,247)	$(8,809)	$(20,889)	$(429,648)

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Futures Contracts	$—	$—	$(14,567)	$—	$—	$(14,567)
Options	(12,365)	—	(59,095)	—	—	(71,460)
Forward Foreign Currency Contracts	233,276	—	—	—	—	233,276
Swap Contracts	—	—	(80,694)	(11,410)	(3,009)	(95,113)
Total	$220,911	$—	$(154,356)	$(11,410)	$(3,009)	$52,136

This page intentionally left blank.

Financial statements

Statements of assets and liabilities
July 31, 2014

		Dividend	Emerging
	All	& Income	Markets
	Asset	Builder	Opportunities
	Fund	Fund	Fund
Assets:
Investments, at fair value
Securities	$37,223,730	$25,440,743	$27,617,192
Affiliated companies, at fair value	7,083,782	—	—
Short-term investment, at fair value	22,053,951	1,183,150	688,810
Total investments	66,361,463	26,623,893	28,306,002
Cash	—	4,646	5,489
Foreign cash, at value	—	8,020	1
Cash at broker for open futures contracts	677,983	—	—
Dividends and interest receivable	15,845	106,286	94,944
Receivable for investment securities sold	—	148,059	615,731
Receivable for fund shares sold	180,956	395,704	164,561
Financial Derivative Instruments
Exchange-traded or centrally-cleared	238,868	—	—
Over-the-counter	44,442	—	—
Prepaid expenses and other assets	16,311	27,225	18,048
Total Assets	67,535,868	27,313,833	29,204,776

Liabilities:
Foreign cash overdraft, at value	26,583	—	—
Payable to custodian	—	—	—
Payable for investment securities purchased	214,755	266,947	341,134
Payable for fund shares redeemed	100,807	56	11,363
Financial Derivative Instruments
Exchange-traded or centrally-cleared	128,286	—	—
Over-the-counter	102,461	—	—
Payable to investment adviser	18,727	8,705	16,458
Payable for 12b-1 distribution and service fees	11,441	6,828	5,446
Accrued expenses and other payables	42,885	42,449	81,762
Total Liabilities	645,945	324,985	456,163
Net assets	$66,889,923	$26,988,848	$28,748,613

Net assets consist of:
Paid-in capital	$62,649,663	$25,394,638	$28,551,519
Accumulated undistributed net investment income (loss)	(124,131)	260,771	2,739
Accumulated net realized gain (loss) on investments, financial derivative instruments and foreign currency transactions	1,233,933	565,194	(2,738,988)
Net unrealized appreciation of investments, futures, swaps and foreign currencies	3,130,458	768,245	2,933,343
	$66,889,923	$26,988,848	$28,748,613

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2014 (continued)

European	Global Equity	Global	High Yield	International
Focus	Income	Technology	Opportunities	Opportunities
Fund	Fund	Fund	Fund	Fund

$2,387,583,800	$3,151,557,880	$343,572,663	$26,081,554	$3,718,618,128
—	—	—	—	—
18,164,545	—	31,411,542	1,109,052	79,826,343
2,405,748,345	3,151,557,880	374,984,205	27,190,606	3,798,444,471
—	—	—	—	—
16,092,351	7,541,859	124,444	—	—
—	—	—	—	—
1,557,029	18,009,965	177,496	419,355	5,952,313
54,099,612	114,957,885	—	654,704	115,608,530
7,675,310	10,187,320	292,375	34,872	5,523,678

—	—	—	—	—
14,970,469	1,957,430	—	29,146	15,312,757
61,314	76,954	23,854	14,408	103,188
2,500,204,430	3,304,289,293	375,602,374	28,343,091	3,940,944,937

—	—	—	—	—
—	1,056,223	—	—	1,779,963
53,924,030	171,079,546	11,430,436	654,704	18,452,308
11,543,613	3,964,812	867,086	1,045,442	4,185,717

—	—	—	—	—
240,019	—	—	—	—
1,915,938	1,873,184	286,522	1,458	3,124,355
428,998	1,008,491	114,389	1,701	885,973
876,100	973,343	162,645	60,180	1,529,851
68,928,698	179,955,599	12,861,078	1,763,485	29,958,167
$2,431,275,732	$3,124,333,694	$362,741,296	$26,579,606	$3,910,986,770

$2,410,628,490	$3,016,988,457	$243,501,393	$25,582,319	$3,753,585,576
37,559,735	8,690,521	(1,785,864)	146,645	38,905,502
(74,273,667)	(64,323,162)	29,693,579	645,712	(493,062,255)
57,361,174	162,977,878	91,332,188	204,930	611,557,947
$2,431,275,732	$3,124,333,694	$362,741,296	$26,579,606	$3,910,986,770

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2014 (continued)

		Dividend	Emerging
	All	& Income	Markets
	Asset	Builder	Opportunities
	Fund	Fund	Fund
Net assets:
Class A Shares	$8,928,715	$14,307,994	$8,655,731
Class B Shares	N/A	N/A	N/A
Class C Shares	$11,094,002	$4,525,114	$4,035,509
Class I Shares	$46,867,206	$8,155,740	$16,057,373
Class R Shares	N/A	N/A	N/A

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	829,614	1,137,850	881,035
Class B Shares (unlimited number of shares authorized)	N/A	N/A	N/A
Class C Shares (unlimited number of shares authorized)	1,043,382	362,327	419,746
Class I Shares (unlimited number of shares authorized)	4,351,328	648,786	1,628,989
Class R Shares (unlimited number of shares authorized)	N/A	N/A	N/A

Class A shares:
Net asset value and redemption price per share	$10.76	$12.57	$9.82
Maximum sales charge*	5.75%	5.00%	5.75%
Maximum offering price per share	$11.42	$13.23	$10.42

Class B shares:
Net asset value and offering price per share	N/A	N/A	N/A

Class C shares:
Net asset value and offering price per share	$10.63	$12.49	$9.61

Class I shares:
Net asset value and offering price per share	$10.77	$12.57	$9.86

Class R shares:
Net asset value and offering price per share	N/A	N/A	N/A
Investments, at cost	$63,277,366	$25,855,319	$25,341,470
Cost or Premiums of Financial Derivative Instruments, net	$—	$—	$—
Foreign cash, at cost	$(20,288)	$8,032	$1

* On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2014 (continued)

European		Global Equity	Global		High Yield	International
Focus		Income	Technology		Opportunities	Opportunities
Fund		Fund	Fund		Fund	Fund

$750,572,338		$804,021,544	$155,708,440		$2,148,173	$1,991,001,039
$13,504,810		N/A	$8,518,161		N/A	$29,409,025
$266,900,481		$957,099,180	$82,699,036		$1,196,384	$491,402,974
$1,400,298,103		$1,363,212,970	$115,815,659		$23,235,049	$1,389,207,246
N/A		N/A	N/A		N/A	9,966,486

21,190,047		96,170,473	5,772,417		206,966	73,764,518
404,330		N/A	347,897		N/A	1,162,721
8,004,184		115,087,799	3,380,501		115,232	19,418,584
39,468,266		162,803,213	4,231,303		2,244,232	51,372,906
N/A		N/A	N/A		N/A	374,784

$35.42		$8.36	$26.97		$10.38	$26.99
5.75%		5.75%	5.75%		4.75%	5.75%
$37.58		$8.87	$28.62		$10.90	$28.64

$33.40	$	N/A	$24.48	$	N/A	$25.29

$33.35		$8.32	$24.46		$10.38	$25.31

$35.48		$8.37	$27.37		$10.35	$27.04

N/A		N/A	N/A		N/A	$26.59
$2,363,073,341		$2,990,340,631	$283,652,070		$26,982,971	$3,202,181,546
$—		$—	$—		$31,851	$—
$16,151,395		$7,648,994	$124,444		$—	$—

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2014 (continued)

	Strategic
	Income	Unconstrained
	Fund	Bond Fund
Assets:
Investments, at fair value
Securities	$45,647,452	$26,105,598
Short-term investment, at fair value	5,185,117	1,077,478
Total investments	50,832,569	27,183,076
Cash	1,441	—
Foreign cash, at value	68,532	—
Cash at broker for open futures contracts and options	—	542,430
Cash at broker for open swap contracts	2,976	250,790
Receivable for variation margin on open swap contracts	17,949	50,735
Dividends and interest receivable	803,428	308,389
Receivable for investment securities sold	132,352	254,802
Receivable for fund shares sold	1,191,369	200
Receivable from investment adviser	—	27,329
Financial Derivative Instruments
Exchange-traded or centrally-cleared	—	102,873
Over-the-counter	347,883	566,542
Receivable for credit default swap agreements terminated	—	465
Prepaid expenses and other assets	16,746	38,539
Total Assets	53,415,245	29,326,170

Liabilities:
Foreign cash overdraft, at value	—	5,744
Payable to custodian	—	73,707
Payable for investment securities purchased	1,484,438	441,365
Payable for fund shares redeemed	15,016	—
Financial Derivative Instruments
Exchange-traded or centrally-cleared	—	293,061
Over-the-counter	27,059	205,985
Payable to investment adviser	18,552	—
Payable for 12b-1 distribution and service fees	20,150	1,101
Accrued expenses and other payables	58,820	38,481
Total Liabilities	1,624,035	1,059,444
Net assets	$51,791,210	$28,266,726

Net assets consist of:
Paid-in capital	$88,138,528	$28,055,494
Accumulated undistributed net investment income (loss)	743,927	(9,629)
Accumulated net realized loss on investments, financial derivative instruments and foreign currency transactions	(36,994,434)	(130,544)
Net unrealized appreciation of investments, financial derivative instruments and foreign currencies	$(96,811)	$351,405
	$51,791,210	$28,266,726

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2014 (continued)

	Strategic
	Income	Unconstrained
	Fund	Bond Fund
Net assets:
Class A Shares	$11,522,075	$1,135,633
Class B Shares	$4,254,452	N/A
Class C Shares	$17,743,738	$1,005,976
Class I Shares	$18,270,945	$26,125,117

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	1,261,768	112,875
Class B Shares (unlimited number of shares authorized)	464,555	N/A
Class C Shares (unlimited number of shares authorized)	1,951,944	100,000
Class I Shares (unlimited number of shares authorized)	2,006,495	2,596,993

Class A shares:
Net asset value and redemption price per share	$9.13	$10.06
Maximum sales charge*	4.75%	4.75%
Maximum offering price per share	$9.59	$10.56

Class B shares:
Net asset value and offering price per share	$9.16	N/A

Class C shares:
Net asset value and offering price per share	$9.09	$10.06

Class I shares:
Net asset value and offering price per share	$9.11	$10.06
Investments, at cost	$51,248,686	$26,880,317
Cost or Premiums of Financial Derivative Instruments, net	$(1,264)	$118,233
Foreign cash, at cost	$68,671	$(5,249)

*	On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2014

		Dividend	Emerging
	All	& Income	Markets
	Asset	Builder	Opportunities
	Fund	Fund	Fund
Investment income:
Dividends	$1,130,282	$760,745	$637,486
Dividends from affiliated companies	178,985	—	—
Interest	5,126	132,129	—
Foreign taxes withheld	—	(44,801)	(64,147)
Total Investment Income	1,314,393	848,073	573,339

Expenses:
Investment advisory fees	290,274	141,292	275,081
12b-1 distribution and service fees:
Class A Shares	25,119	30,172	25,575
Class B Shares	—	—	—
Class C Shares	103,846	25,434	35,794
Class R Shares	—	—	—
Sub-accounting fees:
Class A Shares	8,585	7,891	11,082
Class B Shares	—	—	—
Class C Shares	8,193	1,482	3,986
Class I Shares	16,656	1,986	6,963
Class R Shares	—	—	—
Transfer agent fees:
Class A Shares	1,893	2,497	2,031
Class B Shares	—	—	—
Class C Shares	1,796	904	1,016
Class I Shares	11,631	1,451	2,589
Class R Shares	—	—	—
Registration and filing fees	39,478	40,475	37,211
Audit fees	29,810	29,811	29,810
Administrative fees	18,133	4,707	6,874
Legal fees	8,398	650	1,014
Custodian fees	7,862	35,787	44,167
Printing and postage fees	5,241	352	4,199
Trustees’ fees and expenses	3,779	378	1,432
Compliance officer fees	2,043	400	729
Accounting fees	1,925	25,610	14,670
Tax advisory and foreign tax service fees	334	20,266	14,270
Deferred offering costs	—	166	—
Miscellaneous fees	7,079	925	9,331
Total Expenses	592,075	372,636	527,824
Fees waived and/or expenses reimbursed by investment adviser	(28,293)	(119,222)	(42,830)
Net Expenses	563,782	253,414	484,994
Net investment income/(loss)	$750,611	$594,659	$88,345

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2014 (continued)

European	Global Equity	Global	High Yield	International
Focus	Income	Technology	Opportunities	Opportunities
Fund	Fund	Fund	Fund	Fund

$58,708,002	$210,575,040	$3,003,776	$69,214	$96,955,983
—	—	—	—	—
—	70	—	1,778,880	—
(4,281,820)	(13,209,258)	(88,703)	—	(6,514,625)
54,426,182	197,365,852	2,915,073	1,848,094	90,441,358

15,602,343	18,873,943	3,657,356	175,107	33,462,442

1,712,385	2,155,407	433,715	4,110	4,672,201
162,485	—	91,524	—	357,900
1,967,247	8,022,476	802,461	10,602	4,717,981
—	—	—	—	42,880

528,296	542,370	142,245	920	1,902,800
23,271	—	12,531	—	57,065
189,988	565,555	77,825	920	558,388
569,923	622,445	84,474	920	842,500
—	—	—	—	10,725

132,256	156,581	34,726	—	329,349
4,100	—	1,897	—	7,915
38,225	134,693	15,491	—	92,160
120,496	152,568	17,683	3,921	177,832
—	—	—	—	2,322
464,449	272,731	57,413	23,955	219,879
29,810	29,810	29,810	32,760	31,610
424,378	661,037	92,179	6,732	881,939
54,708	105,772	14,718	2,072	123,636
341,805	360,051	36,614	7,839	646,282
215,991	273,455	45,913	1,349	405,653
87,324	150,949	18,913	833	181,583
47,501	72,131	9,953	778	98,021
14,761	14,743	13,722	31,789	14,573
4,033	17,231	14,713	6,500	9,384
—	—	—	74,942	—
88,013	176,112	37,978	2,580	219,287
22,823,788	33,360,060	5,743,854	388,629	50,066,307
—	—	—	(144,930)	—
22,823,788	33,360,060	5,743,854	243,699	50,066,307
$31,602,394	$164,005,792	$(2,828,781)	$1,604,395	$40,375,051

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2014 (continued)

		Dividend	Emerging
	All	& Income	Markets
	Asset	Builder	Opportunities
	Fund	Fund	Fund
Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions(c)	$346,291 (a)	$584,322	$448,773
Distributions from investment companies(b)	148,884	496	—
Financial Derivative Instruments	1,668,828	—	—
Foreign currency transactions	20,570	(7,736)	(35,474)
Net change in unrealized appreciation/(depreciation) of:
Investments(d)	2,151,134	636,447	3,345,296
Financial Derivative Instruments	(439,493)	—	—
Translation of other assets and liabilities	(9,585)	2,742	(2,379)
Net Realized and Unrealized Gain	3,886,629	1,216,271	3,756,216
Net increase in net assets resulting from operations	$4,637,240	$1,810,930	$3,844,561

(a)	Affiliated companies accounted for $112,995 of the net realized gain/(loss) from investment transactions.
(b)	Includes long-term capital gains distributions from affiliated companies of $13,497 for All Asset Fund.
(c)
Includes foreign capital gains tax paid of $(1,436), $(33,536) and $(241,589) for Dividend & Income Builder Fund, Emerging Markets Opportunities Fund and International Opportunities Fund, respectively.

(d)	Includes foreign capital gains tax accrued of $(28,890) for Emerging Markets Opportunities Fund.

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2014 (continued)

European	Global Equity	Global	High Yield	International
Focus	Income	Technology	Opportunities	Opportunities
Fund	Fund	Fund	Fund	Fund
$188,554,864	$139,775,105	$44,080,336	$726,792	$240,985,179
—	—	—	—	—
(4,812,279)	(37,571,439)	—	14,382	(13,316,949)
(1,270,367)	(1,635,628)	(214,860)	(736)	(1,648,739)

(30,877,404)	27,944,486	14,797,895	397,623	120,672,512
16,134,840	6,003,764	—	(9,291)	25,453,477
(10,453)	(61,569)	40,933	(311)	1,185,440
167,719,201	134,454,719	58,704,304	1,128,459	373,330,920
$199,321,595	$298,460,511	$55,875,523	$2,732,854	$413,705,971

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2014 (continued)

	Strategic
	Income	Unconstrained
	Fund	Bond Fund*
Investment income:
Dividends	$253	$5,365
Interest	2,608,850	491,272
Foreign taxes withheld	—	(86)
Total Investment Income	2,609,103	496,551

Expenses:
Investment advisory fees	234,269	108,037
12b-1 distribution and service fees:
Class A Shares	31,640	1,659
Class B Shares	50,861	—
Class C Shares	175,216	6,156
Sub-accounting fees:
Class A Shares	9,401	28
Class B Shares	6,760	—
Class C Shares	16,802	—
Class I Shares	4,532	—
Transfer agent fees:
Class A Shares	2,927	127
Class B Shares	964	—
Class C Shares	3,545	112
Class I Shares	1,253	2,264
Registration and filing fees	54,824	5,982
Printing and postage fees	16,624	1,478
Audit fees	32,010	35,010
Administrative fees	10,644	4,152
Accounting fees	40,669	25,480
Legal fees	2,334	3,495
Trustees’ fees and expenses	1,817	1,026
Compliance officer fees	713	1,529
Custodian fees	17,457	44,621
Tax advisory and foreign tax services fees	13,828	19,000
Deferred offering costs	—	58,495
Organization expense	—	26,635
Miscellaneous fees	3,445	6,147
Total Expenses	732,535	351,433
Fees waived and/or expenses reimbursed by investment adviser	(112,806)	(194,031)
Net Expenses	619,729	157,402
Net investment income	1,989,374	339,149

Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	1,567,243	249,396
Financial Derivative Instruments	(2,000,699)	(429,648)
Foreign currency transactions	8,429	(10,896)
Net change in unrealized appreciation/(depreciation) of:
Investments	640,145	302,759
Financial Derivative Instruments	700,729	52,136
Translation of other assets and liabilities	(4,113)	(3,490)
Net Realized and Unrealized Gain	911,734	160,257
Net increase in net assets resulting from operations	$2,901,108	$499,406

*	Fund commenced operations on December 20, 2013.

See notes to financial statements

Financial statements

Statements of changes in net assets
All Asset Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Net investment income	$750,611	$493,573
Net realized gain on investments, distributions from investment companies, financial derivative instruments and foreign currency transactions	2,184,573	1,210,276
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	1,702,056	1,530,487
Net increase in net assets resulting from operations	4,637,240	3,234,336

Distributions to shareholders from net investment income:
Class A Shares	(110,882)	(94,424)
Class C Shares	(65,035)	(30,321)
Class I Shares	(804,147)	(342,009)
Total distributions to shareholders from net investment income	(980,064)	(466,754)

Distributions to shareholders from net realized gains:
Class A Shares	(296,403)	(16,634)
Class C Shares	(295,843)	(6,285)
Class I Shares	(1,507,425)	(52,932)
Total distributions to shareholders from net realized gains	(2,099,671)	(75,851)

Increase/(decrease) from Fund share transactions:
Class A Shares	(3,286,278)	5,709,941
Class C Shares	1,520,761	8,148,340
Class I Shares	2,497,117	12,422,210
Net increase from Fund share transactions:	731,600	26,280,491
Net increase in net assets	2,289,105	28,972,222

Net assets:
Beginning of year	64,600,818	35,628,596
End of year	$66,889,923	$64,600,818
Accumulated undistributed net investment income/(loss)	$(124,131)	$70,523

See notes to financial statements

Financial statements

Statements of changes in net assets
Dividend & Income Builder Fund

	Year Ended	Period Ended
	July 31, 2014	July 31, 2013*
Net investment income	$594,659	$94,429
Net realized gain on investments, distributions from investment companies and foreign currency transactions	577,082	40,716
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	639,189	129,056
Net increase in net assets resulting from operations	1,810,930	264,201

Distributions to shareholders from net investment income:
Class A Shares	(281,058)	(10,916)
Class C Shares	(52,219)	(3,446)
Class I Shares	(116,862)	(40,177)
Total distributions to shareholders from net investment income	(450,139)	(54,539)

Distributions to shareholders from net realized gains:
Class A Shares	(26,820)	—
Class C Shares	(4,620)	—
Class I Shares	(6,478)	—
Total distributions to shareholders from net realized gains	(37,918)	—

Increase from Fund share transactions:
Class A Shares	11,439,640	1,865,786
Class C Shares	3,936,013	450,282
Class I Shares	6,472,348	1,292,244
Net increase from Fund share transactions:	21,848,001	3,608,312
Net increase in net assets	23,170,874	3,817,974

Net assets:
Beginning of year	3,817,974	—
End of year	$26,988,848	$3,817,974
Accumulated undistributed net investment income	$260,771	$104,711

*	The Dividend & Income Builder Fund commenced operations on August 1, 2012.

See notes to financial statements

Financial statements

Statements of changes in net assets
Emerging Markets Opportunities Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Net investment income	$88,345	$30,429
Net realized gain on investments and foreign currency transactions	413,299	252,081
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	3,342,917	398,440
Net increase in net assets resulting from operations	3,844,561	680,950

Distributions to shareholders from net investment income:
Class A Shares	—	(50,326)
Class C Shares	—	(6,619)
Class I Shares	—	(106,840)
Total distributions to shareholders from net investment income	—	(163,785)

Increase/(decrease) from Fund share transactions:
Class A Shares	(1,763,376)	1,592,717
Class C Shares	368,449	805,110
Class I Shares	3,427,793	2,915,230
Net increase from Fund share transactions:	2,032,866	5,313,057
Net increase in net assets	5,877,427	5,830,222

Net assets:
Beginning of year	22,871,186	17,040,964
End of year	$28,748,613	$22,871,186
Accumulated undistributed net investment income/(loss)	$2,739	$(40,212)

See notes to financial statements

Financial statements

Statements of changes in net assets
European Focus Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Net investment income	$31,602,394	$5,800,412
Net realized gain on investments, financial derivative instruments and foreign currency transactions	182,472,218	39,921,596
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(14,753,017)	110,647,521
Net increase in net assets resulting from operations	199,321,595	156,369,529

Distributions to shareholders from net investment income:
Class A Shares	(1,300,114)	(3,862,742)
Class B Shares	—	(77,089)
Class C Shares	—	(655,390)
Class I Shares	(2,410,152)	(2,990,865)
Total distributions to shareholders from net investment income	(3,710,266)	(7,586,086)

Increase/(decrease) from Fund share transactions:
Class A Shares	345,472,959	10,265,885
Class B Shares	(6,709,490)	(7,619,811)
Class C Shares	138,355,083	(8,815,524)
Class I Shares	1,053,252,196	97,569,948
Net increase from Fund share transactions:	1,530,370,748	91,400,498
Net increase in net assets	1,725,982,077	240,183,941

Net assets:
Beginning of year	705,293,655	465,109,714
End of year	$2,431,275,732	$705,293,655
Accumulated undistributed net investment income	$37,559,735	$2,278,208

See notes to financial statements

Financial statements

Statements of changes in net assets
Global Equity Income Fund
	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Net investment income	$164,005,792	$97,478,765
Net realized gain on investments, financial derivative instruments and foreign currency transactions	100,568,038	72,318,489
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	33,886,681	74,768,920
Net increase in net assets resulting from operations	298,460,511	244,566,174

Distributions to shareholders from net investment income:
Class A Shares	(51,346,675)	(37,792,159)
Class C Shares	(42,762,558)	(26,916,004)
Class I Shares	(62,252,861)	(33,218,170)
Total distributions to shareholders from net investment income	(156,362,094)	(97,926,333)

Increase from Fund share transactions:
Class A Shares	46,024,071	182,850,123
Class C Shares	327,113,942	179,088,816
Class I Shares	648,963,241	288,439,474
Net increase from Fund share transactions:	1,022,101,254	650,378,413
Net increase in net assets	1,164,199,671	797,018,254

Net assets:
Beginning of year	1,960,134,023	1,163,115,769
End of year	$3,124,333,694	$1,960,134,023
Accumulated undistributed net investment income	$8,690,521	$1,365,501

See notes to financial statements

Financial statements

Statements of changes in net assets
Global Technology Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Net investment income/(loss)	$(2,828,781)	$498,814
Net realized gain on investments and foreign currency transactions	43,865,476	16,723,973
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	14,838,828	35,136,486
Net increase in net assets resulting from operations	55,875,523	52,359,273

Distributions to shareholders from net realized gains:
Class A Shares	(1,157,738)	—
Class B Shares	(68,522)	—
Class C Shares	(575,039)	—
Class I Shares	(664,636)	—
Total distributions to shareholders from net realized gains	(2,465,935)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	(39,059,663)	(14,144,029)
Class B Shares	(2,047,107)	(1,971,719)
Class C Shares	426,339	(8,905,587)
Class I Shares	2,200,892	22,996,125
Net decrease from Fund share transactions:	(38,479,539)	(2,025,210)
Net increase in net assets	14,930,049	50,334,063

Net assets:
Beginning of year	347,811,247	297,477,184
End of year	$362,741,296	$347,811,247
Accumulated undistributed net investment loss	$(1,785,864)	$(796,393)

See notes to financial statements

Financial statements

Statements of changes in net assets
High Yield Opportunities Fund

	Year Ended	Period Ended
	July 31, 2014	July 31, 2013*
Net investment income	$1,604,395	$363,231
Net realized gain on investments, financial derivative instruments and foreign currency transactions	740,438	73,215
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	388,021	(183,091)
Net increase in net assets resulting from operations	2,732,854	253,355

Distributions to shareholders from net investment income:
Class A Shares	(98,665)	(12,054)
Class C Shares	(54,655)	(9,024)
Class I Shares	(1,506,677)	(318,923)
Total distributions to shareholders from net investment income	(1,659,997)	(340,001)
Distributions to shareholders from net realized gains:
Class A Shares	(2,814)	—
Class C Shares	(2,548)	—
Class I Shares	(60,291)	—
Total distributions to shareholders from net realized gains	(65,653)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	1,001,671	1,127,699
Class C Shares	159,999	1,000,000
Class I Shares	(1,322,865)	23,692,544
Net increase/(decrease) from Fund share transactions:	(161,195)	25,820,243
Net increase in net assets	846,009	25,733,597

Net assets:
Beginning of year	25,733,597	—
End of year	$26,579,606	$25,733,597
Accumulated undistributed net investment income	$146,645	$79,616

*	The High Yield Opportunities Fund commenced operations on April 30, 2013.

See notes to financial statements

Financial statements

Statements of changes in net assets
International Opportunities Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Net investment income	$40,375,051	$15,633,977
Net realized gain on investments, financial derivative instruments and foreign currency transactions	226,019,491	161,674,798
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	147,311,429	381,496,211
Net increase in net assets resulting from operations	413,705,971	558,804,986

Distributions to shareholders from net investment income:
Class A Shares	(6,338,907)	(9,051,310)
Class I Shares	(6,339,779)	(7,133,469)
Class R Shares	(7,898)	(21,816)
Total distributions to shareholders from net investment income	(12,686,584)	(16,206,595)

Increase/(decrease) from Fund share transactions:
Class A Shares	311,171,454	(81,695,905)
Class B Shares	(15,281,526)	(18,077,030)
Class C Shares	11,836,849	(79,871,934)
Class I Shares	388,149,385	58,283,653
Class R Shares	1,794,203	(708,500)
Net increase/(decrease) from Fund share transactions:	697,670,365	(122,069,716)
Net increase in net assets	1,098,689,752	420,528,675

Net assets:
Beginning of year	2,812,297,018	2,391,768,343
End of year	$3,910,986,770	$2,812,297,018
Accumulated undistributed net investment income	$38,905,502	$12,677,670

See notes to financial statements

Financial statements

Statements of changes in net assets
Strategic Income Fund

			Year Ended
	Year Ended	Period ended	December 31,
	July 31, 2014	July 31, 2013*	2012
Net investment income	$1,989,374	$1,244,794	$1,982,556
Net realized gain/(loss) on investments, financial derivative instruments and foreign currency transactions	(425,027)	1,486,191	(399,915)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	1,336,761	(2,653,818)	4,489,643
Net increase in net assets resulting from operations	2,901,108	77,167	6,072,284

Distributions to shareholders from net investment income:
Class A Shares	(631,894)	(465,226)	(727,166)
Class B Shares	(214,577)	(134,459)	(276,825)
Class C Shares	(756,111)	(428,408)	(842,201)
Class I Shares	(412,440)	(177,910)	(148,305)
Total distributions to shareholders from net investment income	(2,015,022)	(1,206,003)	(1,994,497)

Increase/(decrease) from Fund share transactions:
Class A Shares	(4,431,989)	(1,525,748)	(963,804)
Class B Shares	(2,072,667)	(627,272)	(1,070,745)
Class C Shares	(2,137,210)	(2,413,031)	(1,784,747)
Class I Shares	10,919,406	3,531,507	1,781,274
Net increase/(decrease) from Fund share transactions:	2,277,540	(1,034,544)	(2,038,022)
Net increase/(decrease) in net assets	3,163,626	(2,163,380)	2,039,765

Net assets:
Beginning of year	48,627,584	50,790,964	48,751,199
End of year	$51,791,210	$48,627,584	$50,790,964
Accumulated undistributed net investment income/(loss)	$743,927	$27,186	$(31,774)

*	The Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

See notes to financial statements

Financial statements

Statements of changes in net assets
Unconstrained Bond Fund

Period Ended
July 31, 2014*
Net investment income	$339,149
Net realized loss on investments, financial derivative instruments and foreign currency transactions	(191,148)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	351,405
Net increase in net assets resulting from operations	499,406

Distributions to shareholders from net investment income:
Class A Shares	(12,646)
Class C Shares	(6,896)
Class I Shares	(330,459)
Total distributions to shareholders from net investment income	(350,001)

Increase from Fund share transactions:
Class A Shares	1,129,457
Class C Shares	1,000,000
Class I Shares	25,987,864
Net increase from Fund share transactions:	28,117,321
Net increase in net assets	28,266,726

Net assets:
Beginning of year	—
End of year	$28,266,726
Accumulated undistributed net investment loss	$(9,629)

*	The Unconstrained Bond Fund commenced operations on December 20, 2013.

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
All Asset Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Amount

Class A shares:
Sold	$4,695,681	$8,842,297
Issued as reinvestment of dividends	393,801	106,782
Redeemed	(8,375,760)	(3,239,138)
Net increase/(decrease)	$(3,286,278)	$5,709,941

Class C shares:
Sold	$5,911,056	$8,715,037
Issued as reinvestment of dividends	354,883	35,786
Redeemed	(4,745,178)	(602,483)
Net increase	$1,520,761	$8,148,340

Class I shares:
Sold	$20,022,331	$17,659,642
Issued as reinvestment of dividends	2,273,522	393,440
Redeemed	(19,798,736)	(5,630,872)
Net increase	$2,497,117	$12,422,210

Shares

Class A shares:
Sold	438,661	867,856
Issued as reinvestment of dividends	37,508	10,507
Redeemed	(789,629)	(313,476)
Net increase/(decrease)	(313,460)	564,887

Class C shares:
Sold	562,782	849,679
Issued as reinvestment of dividends	34,190	3,536
Redeemed	(450,293)	(58,798)
Net increase	146,679	794,417

Class I shares:
Sold	1,889,605	1,697,899
Issued as reinvestment of dividends	216,107	38,671
Redeemed	(1,853,902)	(542,417)
Net increase	251,810	1,194,153

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Dividend & Income Builder Fund

	Year Ended	Period ended
	July 31, 2014	July 31, 2013*
Amount

Class A shares:
Sold	$20,231,888	$1,973,672
Issued as reinvestment of dividends	274,381	8,795
Redeemed	(9,066,629)	(116,681)
Net increase	$11,439,640	$1,865,786

Class C shares:
Sold	$3,935,196	$450,951
Issued as reinvestment of dividends	42,943	3,197
Redeemed	(42,126)	(3,866)
Net increase	$3,936,013	$450,282

Class I shares:
Sold	$7,009,246	$6,556,447
Issued as reinvestment of dividends	117,107	40,178
Redeemed	(654,005)	(5,304,381)
Net increase	$6,472,348	$1,292,244

Shares

Class A shares:
Sold	1,670,747	175,582
Issued as reinvestment of dividends	21,869	807
Redeemed	(720,662)	(10,493)
Net increase	971,954	165,896

Class C shares:
Sold	321,543	40,883
Issued as reinvestment of dividends	3,433	296
Redeemed	(3,472)	(356)
Net increase	321,504	40,823

Class I shares:
Sold	563,711	597,065
Issued as reinvestment of dividends	9,317	3,715
Redeemed	(52,731)	(472,291)
Net increase	520,297	128,489
*	The Dividend & Income Builder Fund commenced operations on August 1, 2012.

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Emerging Markets Opportunities Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Amount

Class A shares:
Sold	$6,983,615	$4,365,417
Issued as reinvestment of dividends	—	49,943
Redeemed	(8,746,991)	(2,822,643)
Net increase/(decrease)	$(1,763,376)	$1,592,717

Class C shares:
Sold	$941,289	$1,550,330
Issued as reinvestment of dividends	—	6,388
Redeemed	(572,840)	(751,608)
Net increase	$368,449	$805,110

Class I shares:
Sold	$11,969,854	$13,296,073
Issued as reinvestment of dividends	—	104,690
Redeemed	(8,542,061)	(10,485,533)
Net increase	$3,427,793	$2,915,230

Shares

Class A shares:
Sold	787,040	493,674
Issued as reinvestment of dividends	—	5,675
Redeemed	(958,215)	(326,718)
Net increase/(decrease)	(171,175)	172,631

Class C shares:
Sold	106,739	176,697
Issued as reinvestment of dividends	—	733
Redeemed	(65,610)	(90,932)
Net increase	41,129	86,498

Class I shares:
Sold	1,310,559	1,507,812
Issued as reinvestment of dividends	—	11,910
Redeemed	(949,783)	(1,218,900)
Net increase	360,776	300,822

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
European Focus Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Amount

Class A shares:
Sold	$706,629,609	$96,937,012
Issued as reinvestment of dividends	1,220,840	3,495,075
Redeemed	(362,377,490)	(90,166,202)
Net increase	$345,472,959	$10,265,885

Class B shares:
Sold	$328,861	$218,831
Issued as reinvestment of dividends	—	62,554
Redeemed	(7,038,351)	(7,901,196)
Net decrease	$(6,709,490)	$(7,619,811)

Class C shares:
Sold	$160,116,060	$16,722,655
Issued as reinvestment of dividends	—	495,819
Redeemed	(21,760,977)	(26,033,998)
Net increase/(decrease)	$138,355,083	$(8,815,524)

Class I shares:
Sold	$1,224,030,882	$159,421,762
Issued as reinvestment of dividends	1,901,500	2,060,013
Redeemed	(172,680,186)	(63,911,827)
Net increase	$1,053,252,196	$97,569,948

Shares

Class A shares:
Sold	20,525,045	3,696,041
Issued as reinvestment of dividends	34,801	135,521
Redeemed	(10,232,485)	(3,526,993)
Net increase	10,327,361	304,569

Class B shares:
Sold	10,215	8,714
Issued as reinvestment of dividends	—	2,544
Redeemed	(219,622)	(325,906)
Net decrease	(209,407)	(314,648)

Class C shares:
Sold	4,905,273	679,593
Issued as reinvestment of dividends	—	20,213
Redeemed	(666,583)	(1,075,455)
Net increase/(decrease)	4,238,690	(375,649)

Class I shares:
Sold	35,197,450	6,118,514
Issued as reinvestment of dividends	54,204	79,969
Redeemed	(4,896,405)	(2,445,172)
Net increase	30,355,249	3,753,311

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Global Equity Income Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Amount

Class A shares:
Sold	$340,691,085	$317,859,258
Issued as reinvestment of dividends	45,478,139	32,882,277
Redeemed	(340,145,153)	(167,891,412)
Net increase	$46,024,071	$182,850,123

Class C shares:
Sold	$383,363,445	$225,888,510
Issued as reinvestment of dividends	32,962,569	20,134,401
Redeemed	(89,212,072)	(66,934,095)
Net increase	$327,113,942	$179,088,816

Class I shares:
Sold	$769,573,135	$385,822,562
Issued as reinvestment of dividends	48,297,460	25,582,449
Redeemed	(168,907,354)	(122,965,537)
Net increase	$648,963,241	$288,439,474

Shares

Class A shares:
Sold	41,392,120	41,847,410
Issued as reinvestment of dividends	5,473,970	4,334,126
Redeemed	(40,801,565)	(22,263,151)
Net increase	6,064,525	23,918,385

Class C shares:
Sold	46,715,106	29,728,241
Issued as reinvestment of dividends	3,980,598	2,664,089
Redeemed	(10,802,408)	(8,940,948)
Net increase	39,893,296	23,451,382

Class I shares:
Sold	92,724,888	50,592,034
Issued as reinvestment of dividends	5,792,026	3,358,207
Redeemed	(20,384,214)	(16,248,320)
Net increase	78,132,700	37,701,921

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Global Technology Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Amount

Class A shares:
Sold	$30,398,782	$49,582,683
Issued as reinvestment of dividends	1,100,055	—
Redeemed	(70,558,500)	(63,726,712)
Net decrease	$(39,059,663)	$(14,144,029)

Class B shares:
Sold	$41,367	$64,881
Issued as reinvestment of dividends	52,166	—
Redeemed	(2,140,640)	(2,036,600)
Net decrease	$(2,047,107)	$(1,971,719)

Class C shares:
Sold	$12,846,337	$8,588,077
Issued as reinvestment of dividends	447,275	—
Redeemed	(12,867,273)	(17,493,664)
Net increase/(decrease)	$426,339	$(8,905,587)

Class I shares:
Sold	$38,819,776	$53,780,464
Issued as reinvestment of dividends	580,136	—
Redeemed	(37,199,020)	(30,784,339)
Net increase	$2,200,892	$22,996,125

Shares

Class A shares:
Sold	1,178,636	2,336,620
Issued as reinvestment of dividends	42,654	—
Redeemed	(2,740,453)	(3,014,804)
Net decrease	(1,519,163)	(678,184)

Class B shares:
Sold	1,743	3,345
Issued as reinvestment of dividends	2,217	—
Redeemed	(91,196)	(104,592)
Net decrease	(87,236)	(101,247)

Class C shares:
Sold	551,422	443,570
Issued as reinvestment of dividends	19,033	—
Redeemed	(553,253)	(898,304)
Net increase/(decrease)	17,202	(454,734)

Class I shares:
Sold	1,459,322	2,512,271
Issued as reinvestment of dividends	22,210	—
Redeemed	(1,416,306)	(1,440,006)
Net increase	65,226	1,072,265

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
High Yield Opportunities Fund

	Year Ended	Period ended
	July 31, 2014	July 31, 2013*
Amount

Class A shares:
Sold	$2,558,909	$1,127,415
Issued as reinvestment of dividends	34,879	398
Redeemed	(1,592,117)	(114)
Net increase	$1,001,671	$1,127,699

Class C shares:
Sold	$177,447	$1,000,000
Issued as reinvestment of dividends	1,539	—
Redeemed	(18,987)	—
Net increase	$159,999	$1,000,000

Class I shares:
Sold	$486,881	$23,778,693
Issued as reinvestment of dividends	1,002,964	68,766
Redeemed	(2,812,710)	(154,915)
Net increase/(decrease)	$(1,322,865)	$23,692,544

Shares

Class A shares:
Sold	243,513	112,878
Issued as reinvestment of dividends	3,335	40
Redeemed	(152,789)	(11)
Net increase	94,059	112,907

Class C shares:
Sold	16,877	100,000
Issued as reinvestment of dividends	147	—
Redeemed	(1,792)	—
Net increase	15,232	100,000

Class I shares:
Sold	46,669	2,377,698
Issued as reinvestment of dividends	97,220	6,893
Redeemed	(268,631)	(15,617)
Net increase/(decrease)	(124,742)	2,368,974

*	The High Yield Opportunities Fund commenced operations on April 30, 2013.

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
International Opportunities Fund

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Amount

Class A shares:
Sold	$634,423,698	$275,251,042
Issued as reinvestment of dividends	6,045,720	8,147,699
Redeemed	(329,297,964)	(365,094,646)
Net increase/(decrease)	$311,171,454	$(81,695,905)

Class B shares:
Sold	$117,884	$112,237
Redeemed	(15,399,410)	(18,189,267)
Net decrease	$(15,281,526)	$(18,077,030)

Class C shares:
Sold	$72,807,485	$23,024,033
Redeemed	(60,970,636)	(102,895,967)
Net increase/(decrease)	$11,836,849	$(79,871,934)

Class I shares:
Sold	$593,800,222	$291,900,748
Issued as reinvestment of dividends	4,711,845	4,735,254
Redeemed	(210,362,682)	(238,352,349)
Net increase	$388,149,385	$58,283,653

Class R shares:
Sold	$4,498,360	$2,328,347
Issued as reinvestment of dividends	3,956	9,883
Redeemed	(2,708,113)	(3,046,730)
Net increase/(decrease)	$1,794,203	$(708,500)

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
International Opportunities Fund (continued)

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Shares

Class A shares:
Sold	24,439,130	12,653,875
Issued as reinvestment of dividends	224,999	384,688
Redeemed	(12,594,448)	(17,074,906)
Net increase/(decrease)	12,069,681	(4,036,343)

Class B shares:
Sold	4,967	5,284
Redeemed	(629,214)	(908,898)
Net decrease	(624,247)	(903,614)

Class C shares:
Sold	2,947,887	1,130,119
Redeemed	(2,483,285)	(5,165,111)
Net increase/(decrease)	464,602	(4,034,992)

Class I shares:
Sold	22,532,974	13,635,625
Issued as reinvestment of dividends	175,292	223,678
Redeemed	(7,987,489)	(11,296,233)
Net increase	14,720,777	2,563,070

Class R shares:
Sold	172,945	108,856
Issued as reinvestment of dividends	149	472
Redeemed	(104,551)	(143,934)
Net increase/(decrease)	68,543	(34,606)

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Strategic Income Fund

			Year Ended
	Year Ended	Period ended	December 31,
	July 31, 2014	July 31, 2013*	2012
Amount

Class A shares:
Sold	$4,750,547	$4,311,487	$5,603,423
Issued as reinvestment of dividends	460,754	295,530	532,079
Redeemed	(9,643,290)	(6,132,765)	(7,099,306)
Net decrease	$(4,431,989)	$(1,525,748)	$(963,804)

Class B shares:
Sold	$127,193	$159,430	$622,043
Issued as reinvestment of dividends	167,990	94,785	156,511
Redeemed	(2,367,850)	(881,487)	(1,849,299)
Net decrease	$(2,072,667)	$(627,272)	$(1,070,745)

Class C shares:
Sold	$2,668,126	$1,068,241	$4,068,174
Issued as reinvestment of dividends	524,242	291,254	551,924
Redeemed	(5,329,578)	(3,772,526)	(6,404,845)
Net decrease	$(2,137,210)	$(2,413,031)	$(1,784,747)

Class I shares:
Sold	$15,231,452	$7,892,375	$2,570,614
Issued as reinvestment of dividends	330,062	171,183	148,178
Redeemed	(4,642,108)	(4,532,051)	(937,518)
Net increase	$10,919,406	$3,531,507	$1,781,274

Shares

Class A shares:
Sold	521,012	472,304	627,594
Issued as reinvestment of dividends	50,709	32,650	60,353
Redeemed	(1,063,844)	(681,183)	(809,621)
Net decrease	(492,123)	(176,229)	(121,674)

Class B shares:
Sold	13,968	17,408	71,281
Issued as reinvestment of dividends	18,449	10,460	17,734
Redeemed	(260,610)	(97,398)	(208,985)
Net decrease	(228,193)	(69,530)	(119,970)

Class C shares:
Sold	293,250	118,108	464,519
Issued as reinvestment of dividends	57,929	32,330	62,861
Redeemed	(591,279)	(418,191)	(730,681)
Net decrease	(240,100)	(267,753)	(203,301)

Class I shares:
Sold	1,663,003	874,064	292,845
Issued as reinvestment of dividends	36,379	18,926	16,777
Redeemed	(511,328)	(503,470)	(105,887)
Net increase	1,188,054	389,520	203,735

*	The Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Unconstrained Bond Fund

Period Ended
July 31, 2014*
Amount

Class A shares:
Sold	$1,129,274
Issued as reinvestment of dividends	1,190
Redeemed	(1,007)
Net increase	$1,129,457

Class C shares:
Sold	$1,000,000
Net increase	$1,000,000

Class I shares:
Sold	$25,957,523
Issued as reinvestment of dividends	31,048
Redeemed	(707)
Net increase	$25,987,864

Shares

Class A shares:
Sold	112,857
Issued as reinvestment of dividends	118
Redeemed	(100)
Net increase	112,875

Class C shares:
Sold	100,000
Net increase	100,000

Class I shares:
Sold	2,593,987
Issued as reinvestment of dividends	3,076
Redeemed	(70)
Net increase	2,596,993

*	The Unconstrained Bond Fund commenced operations on December 20, 2013.

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
			Net		Dividends	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized
	beginning	income	(loss) on	investment	investment	capital	Total
	of period	(loss)(b)	investments	operations	income	gains	distributions
All Asset Fund
Class A
Year Ended 7/31/2014	$10.52	0.10	0.56	0.66	(0.11)	(0.31)	(0.42)
Year Ended 7/31/2013	9.93	0.09	0.61	0.70	(0.09)	(0.02)	(0.11)
Period Ended 7/31/2012(a)	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00

Class C
Year Ended 7/31/2014	$10.43	0.02	0.56	0.58	(0.07)	(0.31)	(0.38)
Year Ended 7/31/2013	9.91	0.02	0.59	0.61	(0.07)	(0.02)	(0.09)
Period Ended 7/31/2012(a)	10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00

Class I
Year Ended 7/31/2014	$10.54	0.13	0.56	0.69	(0.15)	(0.31)	(0.46)
Year Ended 7/31/2013	9.94	0.11	0.61	0.72	(0.10)	(0.02)	(0.12)
Period Ended 7/31/2012(a)	10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00

Dividend & Income Builder Fund
Class A
Year Ended 7/31/2014	$11.40	0.40	1.10	1.50	(0.31)	(0.02)	(0.33)
Period Ended 7/31/2013(a)	10.00	0.33	1.33	1.66	(0.26)	0.00	(0.26)

Class C
Year Ended 7/31/2014	$11.35	0.30	1.10	1.40	(0.24)	(0.02)	(0.26)
Period Ended 7/31/2013(a)	10.00	0.25	1.33	1.58	(0.23)	0.00	(0.23)

Class I
Year Ended 7/31/2014	$11.39	0.44	1.09	1.53	(0.33)	(0.02)	(0.35)
Period Ended 7/31/2013(a)	10.00	0.46	1.22	1.68	(0.29)	0.00	(0.29)

(a)	The All Asset Fund commenced operations on March 30, 2012 and the Dividend & Income Builder Fund commenced operations on August 1, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)
As the All Asset Fund and Dividend & Income Builder Fund invest in the shares of other investment companies, the calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the underlying funds in which the Fund invests.

(e)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
					Annualized ratio of
			Annualized	Annualized	operating expenses
			ratio of	ratio of	to average net
Net asset		Net assets,	operating	net investment	assets without
value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
end of	Total	period	average	to average	expenses	turnover
period	return(c)	(000)	net assets(d)	net assets	reimbursed(d)	rate(e)

$10.76	6.44%	$8,929	0.85%	0.94%	0.93%	52%
10.52	7.05	12,023	0.85	0.86	1.10	37
9.93	(0.70)	5,740	0.85	0.43	2.13	7

$10.63	5.61%	$11,094	1.60%	0.20%	1.67%	52%
10.43	6.18	9,357	1.60	0.20	1.80	37
9.91	(0.90)	1,013	1.60	(0.24)	4.49	7

$10.77	6.72%	$46,867	0.60%	1.22%	0.62%	52%
10.54	7.28	43,221	0.60	1.10	0.79	37
9.94	(0.60)	28,875	0.60	0.52	1.41	7

$12.57	13.26%	$14,308	1.30%	3.20%	1.94%	78%
11.40	16.79	1,891	1.30	2.98	7.35	188

$12.49	12.45%	$4,525	2.05%	2.38%	2.68%	78%
11.35	15.94	463	2.05	2.32	8.17	188

$12.57	13.56%	$8,156	1.05%	3.50%	1.66%	78%
11.39	17.01	1,463	1.05	4.18	7.11	188

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions;

			Net		Dividends	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized
	beginning	income	(loss) on	investment	investment	capital	Total
	of period	(loss)(b)	investments	operations	income	gains	distributions
Emerging Markets Opportunities Fund
Class A
Year Ended 7/31/2014	$8.49	0.02	1.31	1.33	0.00	0.00	0.00
Year Ended 7/31/2013	7.97	0.01	0.56	0.57	(0.05)	0.00	(0.05)
Year Ended 7/31/2012	9.74	(0.02)	(1.62)	(1.64)	(0.13)	0.00	(0.13)
Period Ended 7/31/2011(a)	10.00	0.00 *	(0.26)	(0.26)	0.00	0.00	0.00

Class C
Year Ended 7/31/2014	$8.37	(0.04)	1.28	1.24	0.00	0.00	0.00
Year Ended 7/31/2013	7.89	(0.05)	0.55	0.50	(0.02)	0.00	(0.02)
Year Ended 7/31/2012	9.70	(0.09)	(1.60)	(1.69)	(0.12)	0.00	(0.12)
Period Ended 7/31/2011(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	0.00

Class I
Year Ended 7/31/2014	$8.49	0.05	1.32	1.37	0.00	0.00	0.00
Year Ended 7/31/2013	7.98	0.03	0.56	0.59	(0.08)	0.00	(0.08)
Year Ended 7/31/2012	9.75	(0.00)*	(1.62)	(1.62)	(0.15)	0.00	(0.15)
Period Ended 7/31/2011(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	0.00

(a)	The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
					Annualized ratio of
			Annualized	Annualized	operating expenses
			ratio of	ratio of	to average net
Net asset		Net assets,	operating	net investment	assets without
value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
end of	Total	period	average	to average	expenses	turnover
period	return(c)	(000)	net assets	net assets	reimbursed	rate(d)

$9.82	15.67%	$8,656	1.79%	0.26%	1.97%	97%
8.49	7.16	8,930	1.79	0.09	2.15	126
7.97	(16.70)	7,011	1.79	(0.25)	2.51	110
9.74	(2.60)	15,841	1.79	0.04	3.97	35

$9.61	14.81%	$4,036	2.54%	(0.42)%	2.74%	97%
8.37	6.33	3,169	2.54	(0.60)	2.87	126
7.89	(17.31)	2,305	2.54	(1.08)	3.23	110
9.70	(3.00)	1,384	2.54	(1.06)	4.72	35

$9.86	16.14%	$16,057	1.54%	0.56%	1.66%	97%
8.49	7.39	10,773	1.54	0.34	1.80	126
7.98	(16.49)	7,724	1.54	(0.06)	2.16	110
9.75	(2.50)	3,382	1.54	(0.26)	3.72	35

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
			Net		Dividends	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized
	beginning	income	(loss) on	investment	investment	capital	Total
	of period	(loss)(a)	investments	operations	income	gains	distributions
European Focus Fund
Class A
Year Ended 7/31/2014	$29.23	0.66	5.60	6.26	(0.07)	0.00	(0.07)
Year Ended 7/31/2013	22.44	0.26	6.90	7.16	(0.37)	0.00	(0.37)
Year Ended 7/31/2012	29.07	0.30	(5.71)	(5.41)	(1.22)	0.00	(1.22)
Year Ended 7/31/2011	23.90	0.07	5.89	5.96	(0.79)	0.00	(0.79)
Year Ended 7/31/2010	20.32	(0.03)	4.31	4.28	(0.70)	0.00	(0.70)
Class B
Year Ended 7/31/2014	$27.74	0.17	5.49	5.66	0.00	0.00	0.00
Year Ended 7/31/2013	21.25	0.01	6.58	6.59	(0.10)	0.00	(0.10)
Year Ended 7/31/2012	27.51	0.09	(5.37)	(5.28)	(0.98)	0.00	(0.98)
Year Ended 7/31/2011	22.65	(0.16)	5.62	5.46	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Class C
Year Ended 7/31/2014	$27.67	0.32	5.36	5.68	0.00	0.00	0.00
Year Ended 7/31/2013	21.25	0.05	6.54	6.59	(0.17)	0.00	(0.17)
Year Ended 7/31/2012	27.50	0.10	(5.37)	(5.27)	(0.98)	0.00	(0.98)
Year Ended 7/31/2011	22.65	(0.15)	5.60	5.45	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Class I
Year Ended 7/31/2014	$29.25	0.74	5.61	6.35	(0.12)	0.00	(0.12)
Year Ended 7/31/2013	22.46	0.40	6.85	7.25	(0.46)	0.00	(0.46)
Year Ended 7/31/2012	29.10	0.39	(5.73)	(5.34)	(1.30)	0.00	(1.30)
Year Ended 7/31/2011	23.92	0.16	5.88	6.04	(0.86)	0.00	(0.86)
Year Ended 7/31/2010	20.34	0.04	4.30	4.34	(0.76)	0.00	(0.76)

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights

					Ratios to average net assets:
							Annualized
							ratio of
							operating
					Annualized	Annualized	expenses
					ratio of	ratio of	to average net
		Net asset		Net assets,	operating	net investment	assets without
		value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
Redemption		end of	Total	period	average	to average	expenses	turnover
fees		period	return(b)	(000)	net assets	net assets	reimbursed	rate(c)

N/A		$35.42	21.43%	$750,572	1.37%	1.88%	1.37%	90%
N/A		29.23	32.13	317,547	1.50	1.01	1.50	115
N/A		22.44	(18.32)	236,974	1.53	1.24	1.53	69
N/A		29.07	25.08	332,755	1.54	0.25	1.54	67
0.00	*	23.90	20.97	253,421	1.61	(0.14)	1.61	86

N/A		$33.40	20.40%	$13,505	2.19%	0.53%	2.19%	90%
N/A		27.74	31.05	17,023	2.32	0.03	2.32	115
N/A		21.25	(18.97)	19,728	2.36	0.38	2.36	69
N/A		27.51	24.18	34,561	2.29	(0.58)	2.29	67
0.00	*	22.65	20.07	31,989	2.36	(0.88)	2.36	86

N/A		$33.35	20.53%	$266,900	2.14%	0.98%	2.14%	90%
N/A		27.67	31.10	104,206	2.27	0.22	2.27	115
N/A		21.25	(18.94)	88,015	2.32	0.45	2.32	69
N/A		27.50	24.13	132,641	2.29	(0.56)	2.29	67
0.00	*	22.65	20.07	115,197	2.36	(0.88)	2.36	86

N/A		$35.48	21.73%	$1,400,298	1.11%	2.09%	1.11%	90%
N/A		29.25	32.54	266,517	1.20	1.55	1.20	115
N/A		22.46	(18.04)	120,392	1.21	1.65	1.21	69
N/A		29.10	25.40	129,452	1.29	0.57	1.29	67
0.00	*	23.92	21.30	73,412	1.36	0.19	1.36	86

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Global Equity Income Fund
Class A
Year Ended 7/31/2014	$7.85	0.52	0.48	1.00	(0.49)	0.00	(0.49)
Year Ended 7/31/2013	7.06	0.50	0.78	1.28	(0.49)	0.00	(0.49)
Year Ended 7/31/2012	7.45	0.48	(0.39)	0.09	(0.48)	0.00	(0.48)
Year Ended 7/31/2011	6.99	0.46	0.51	0.97	(0.51)	0.00	(0.51)
Year Ended 7/31/2010	7.11	0.57	(0.17)	0.40	(0.52)	0.00	(0.52)
Class C
Year Ended 7/31/2014	$7.81	0.46	0.48	0.94	(0.43)	0.00	(0.43)
Year Ended 7/31/2013	7.03	0.44	0.77	1.21	(0.43)	0.00	(0.43)
Year Ended 7/31/2012	7.42	0.43	(0.39)	0.04	(0.43)	0.00	(0.43)
Year Ended 7/31/2011	6.96	0.40	0.52	0.92	(0.46)	0.00	(0.46)
Year Ended 7/31/2010	7.08	0.52	(0.17)	0.35	(0.47)	0.00	(0.47)
Class I
Year Ended 7/31/2014	$7.86	0.55	0.47	1.02	(0.51)	0.00	(0.51)
Year Ended 7/31/2013	7.07	0.53	0.77	1.30	(0.51)	0.00	(0.51)
Year Ended 7/31/2012	7.46	0.51	(0.40)	0.11	(0.50)	0.00	(0.50)
Year Ended 7/31/2011	6.99	0.48	0.52	1.00	(0.53)	0.00	(0.53)
Year Ended 7/31/2010	7.12	0.62	(0.21)	0.41	(0.54)	0.00	(0.54)

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights

				Ratios to average net assets:
Redemption fees	Net asset value, end of period	Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

N/A	$8.36	12.93%	$804,022	1.13%	6.31%	1.13%	103%
N/A	7.85	18.58	707,252	1.22	6.56	1.22	130
N/A	7.06	1.59	467,318	1.29	6.97	1.29	108
N/A	7.45	14.13	489,400	1.32	6.18	1.32	127
0.00*	6.99	5.76	351,445	1.36	7.89	1.37	174

N/A	$8.32	12.18%	$957,099	1.88%	5.59%	1.88%	103%
N/A	7.81	17.65	587,376	1.98	5.85	1.98	130
N/A	7.03	0.82	363,751	2.05	6.21	2.05	108
N/A	7.42	13.35	363,455	2.07	5.36	2.07	127
0.00*	6.96	5.01	274,571	2.11	7.17	2.12	174

N/A	$8.37	13.19%	$1,363,213	0.87%	6.60%	0.87%	103%
N/A	7.86	18.87	665,505	0.95	6.95	0.95	130
N/A	7.07	1.87	332,048	1.01	7.38	1.01	108
N/A	7.46	14.55	198,216	1.07	6.35	1.07	127
0.00*	6.99	5.87	92,146	1.11	8.60	1.12	174

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Global Technology Fund
Class A
Year Ended 7/31/2014	$23.22	(0.17)	4.09	3.92	0.00	(0.17)	(0.17)
Year Ended 7/31/2013	19.69	0.06	3.47	3.53	0.00	0.00	0.00
Year Ended 7/31/2012	20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	0.00
Year Ended 7/31/2011	16.10	(0.08)	4.53	4.45	0.00	0.00	0.00
Year Ended 7/31/2010	13.32	(0.17)	2.95	2.78	0.00	0.00	0.00
Class B
Year Ended 7/31/2014	$21.26	(0.34)	3.73	3.39	0.00	(0.17)	(0.17)
Year Ended 7/31/2013	18.18	(0.10)	3.18	3.08	0.00	0.00	0.00
Year Ended 7/31/2012	19.13	(0.29)	(0.66)	(0.95)	0.00	0.00	0.00
Year Ended 7/31/2011	15.10	(0.22)	4.25	4.03	0.00	0.00	0.00
Year Ended 7/31/2010	12.59	(0.27)	2.78	2.51	0.00	0.00	0.00
Class C
Year Ended 7/31/2014	$21.23	(0.33)	3.73	3.40	0.00	(0.17)	(0.17)
Year Ended 7/31/2013	18.15	(0.09)	3.17	3.08	0.00	0.00	0.00
Year Ended 7/31/2012	19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	0.00
Year Ended 7/31/2011	15.06	(0.22)	4.24	4.02	0.00	0.00	0.00
Year Ended 7/31/2010	12.56	(0.27)	2.77	2.50	0.00	0.00	0.00
Class I
Year Ended 7/31/2014	$23.50	(0.10)	4.14	4.04	0.00	(0.17)	(0.17)
Year Ended 7/31/2013	19.88	0.11	3.51	3.62	0.00	0.00	0.00
Year Ended 7/31/2012	20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	0.00
Year Ended 7/31/2011	16.16	(0.02)	4.54	4.52	0.00	0.00	0.00
Year Ended 7/31/2010	13.34	(0.13)	2.95	2.82	0.00	0.00	0.00

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights

				Ratios to average net assets:
Redemption fees	Net asset value, end of period	Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

N/A	$26.97	16.91%	$155,708	1.44%	(0.65)%	1.44%	65%
N/A	23.22	17.93	169,279	1.49	0.28	1.49	83
N/A	19.69	(4.18)	156,948	1.50	(0.75)	1.50	113
N/A	20.55	27.64	191,623	1.55	(0.42)	1.55	93
0.00*	16.10	20.87	116,903	1.64	(1.07)	1.64	76

N/A	$24.48	15.97%	$8,518	2.25%	(1.46)%	2.25%	65%
N/A	21.26	16.94	9,249	2.31	(0.52)	2.31	83
N/A	18.18	(4.97)	9,751	2.36	(1.62)	2.36	113
N/A	19.13	26.69	11,821	2.30	(1.19)	2.30	93
0.00*	15.10	19.94	9,283	2.39	(1.82)	2.39	76

N/A	$24.46	16.04%	$82,699	2.21%	(1.42)%	2.21%	65%
N/A	21.23	16.97	71,401	2.26	(0.49)	2.26	83
N/A	18.15	(4.87)	69,286	2.29	(1.54)	2.29	113
N/A	19.08	26.69	79,228	2.30	(1.17)	2.30	93
0.00*	15.06	19.90	53,793	2.39	(1.82)	2.39	76

N/A	$27.37	17.22%	$115,816	1.19%	(0.40)%	1.19%	65%
N/A	23.50	18.21	97,882	1.22	0.51	1.22	83
N/A	19.88	(3.87)	61,492	1.23	(0.47)	1.23	113
N/A	20.68	27.97	52,351	1.30	(0.12)	1.30	93
0.00*	16.16	21.14	18,810	1.39	(0.82)	1.39	76

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
High Yield Opportunities Fund
Class A
Year Ended 7/31/2014	$9.98	0.59	0.45	1.04	(0.61)	(0.03)	(0.64)
Period Ended 7/31/2013(a)	10.00	0.15	(0.06)	0.09	(0.11)	0.00	(0.11)
Class C
Year Ended 7/31/2014	$9.99	0.52	0.43	0.95	(0.53)	(0.03)	(0.56)
Period Ended 7/31/2013(a)	10.00	0.13	(0.05)	0.08	(0.09)	0.00	(0.09)
Class I
Year Ended 7/31/2014	$9.97	0.62	0.43	1.05	(0.64)	(0.03)	(0.67)
Period Ended 7/31/2013(a)	10.00	0.16	(0.06)	0.10	(0.13)	0.00	(0.13)

(a)	The High Yield Opportunities Fund commenced operations on April 30, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

$10.38	10.62%	$2,148	1.10%	5.66%	1.68%	340%
9.98	0.92	1,127	1.10	6.07	2.82	136

$10.38	9.67%	$1,196	1.85%	5.01%	2.45%	340%
9.99	0.81	999	1.85	5.27	3.63	136

$10.35	10.76%	$23,235	0.85%	6.02%	1.38%	340%
9.97	1.06	23,608	0.85	6.27	1.82	136

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
International Opportunities Fund
Class A
Year Ended 7/31/2014	$23.79	0.31	2.98	3.29	(0.09)	0.00	(0.09)
Year Ended 7/31/2013	19.22	0.14	4.58	4.72	(0.15)	0.00	(0.15)
Year Ended 7/31/2012	21.77	0.15	(2.59)	(2.44)	(0.11)	0.00	(0.11)
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	0.00	(0.14)
Year Ended 7/31/2010	18.87	0.16	0.14	0.30	(0.07)	0.00	(0.07)
Class B
Year Ended 7/31/2014	$22.40	0.03	2.86	2.89	0.00	0.00	0.00
Year Ended 7/31/2013	18.13	(0.06)	4.33	4.27	0.00	0.00	0.00
Year Ended 7/31/2012	20.58	(0.01)	(2.44)	(2.45)	0.00	0.00	0.00
Year Ended 7/31/2011	18.07	(0.03)	2.54	2.51	0.00	0.00	0.00
Year Ended 7/31/2010	17.92	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Class C
Year Ended 7/31/2014	$22.40	0.08	2.83	2.91	0.00	0.00	0.00
Year Ended 7/31/2013	18.12	(0.04)	4.32	4.28	0.00	0.00	0.00
Year Ended 7/31/2012	20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	0.00
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	0.00
Year Ended 7/31/2010	17.91	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Class I
Year Ended 7/31/2014	$23.82	0.39	2.98	3.37	(0.15)	0.00	(0.15)
Year Ended 7/31/2013	19.25	0.22	4.57	4.79	(0.22)	0.00	(0.22)
Year Ended 7/31/2012	21.83	0.21	(2.61)	(2.40)	(0.18)	0.00	(0.18)
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	0.00	(0.19)
Year Ended 7/31/2010	18.89	0.22	0.15	0.37	(0.10)	0.00	(0.10)
Class R
Year Ended 7/31/2014	$23.44	0.22	2.95	3.17	(0.02)	0.00	(0.02)
Year Ended 7/31/2013	18.93	0.07	4.51	4.58	(0.07)	0.00	(0.07)
Year Ended 7/31/2012	21.50	0.08	(2.58)	(2.50)	(0.07)	0.00	(0.07)
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	0.00	(0.11)
Year Ended 7/31/2010	18.70	0.14	0.12	0.26	(0.08)	0.00	(0.08)

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights

				Ratios to average net assets:
Redemption fees	Net asset value, end of period	Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

N/A	$26.99	13.84%	$1,991,001	1.40%	1.18%	1.40%	74%
N/A	23.79	24.64	1,467,583	1.46	0.66	1.46	129
N/A	19.22	(11.17)	1,263,648	1.47	0.78	1.47	45
N/A	21.77	14.71	1,950,064	1.44	0.62	1.44	64
0.00*	19.10	1.59	2,097,217	1.48	0.81	1.48	52

N/A	$25.29	12.90%	$29,409	2.21%	0.10%	2.21%	74%
N/A	22.40	23.55	40,023	2.29	(0.30)	2.29	129
N/A	18.13	(11.90)	48,771	2.32	(0.07)	2.32	45
N/A	20.58	13.89	79,091	2.19	(0.14)	2.19	64
0.00*	18.07	0.84	84,619	2.23	0.03	2.23	52

N/A	$25.31	12.99%	$491,403	2.17%	0.32%	2.17%	74%
N/A	22.40	23.62	424,538	2.26	(0.18)	2.26	129
N/A	18.12	(11.87)	416,582	2.29	(0.02)	2.29	45
N/A	20.56	13.84	639,252	2.19	(0.15)	2.19	64
0.00*	18.06	0.84	706,332	2.23	0.04	2.23	52

N/A	$27.04	14.16%	$1,389,207	1.12%	1.47%	1.12%	74%
N/A	23.82	25.00	872,974	1.16	1.04	1.16	129
N/A	19.25	(10.93)	656,313	1.20	1.09	1.20	45
N/A	21.83	14.96	797,316	1.19	0.87	1.19	64
0.00*	19.16	1.92	555,653	1.23	1.12	1.23	52

N/A	$26.59	13.54%	$9,966	1.68%	0.85%	1.68%	74%
N/A	23.44	24.23	7,180	1.76	0.34	1.76	129
N/A	18.93	(11.60)	6,454	1.94	0.42	1.94	45
N/A	21.50	14.45	7,258	1.69	0.44	1.69	64
0.00*	18.88	1.35	7,288	1.73	0.73	1.73	52

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital
Strategic Income Fund
Class A
Year Ended 7/31/2014	$8.93	0.46	0.20	0.66	(0.46)	0.00	0.00
Period Ended 7/31/2013(a)	9.12	0.23	(0.19)	0.04	(0.23)	0.00	0.00
Year Ended 12/31/2012	8.39	0.40	0.73	1.13	(0.40)	0.00	0.00
Year Ended 12/31/2011	8.82	0.44	(0.43)	0.01	(0.37)	0.00	(0.07)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	0.00	(0.13)
Period Ended 12/31/2009(b)	7.60	0.21	0.83	1.04	0.00	0.00	(0.18)
Year Ended 7/31/2009	9.45	0.63	(1.78)	(1.15)	(0.70)	0.00	0.00
Class B
Year Ended 7/31/2014	$8.95	0.39	0.21	0.60	(0.39)	0.00	0.00
Period Ended 7/31/2013(a)	9.14	0.19	(0.20)	(0.01)	(0.18)	0.00	0.00
Year Ended 12/31/2012	8.40	0.33	0.74	1.07	(0.33)	0.00	0.00
Year Ended 12/31/2011	8.83	0.38	(0.43)	(0.05)	(0.32)	0.00	(0.06)
Year Ended 12/31/2010	8.46	0.40	0.37	0.77	(0.29)	0.00	(0.11)
Period Ended 12/31/2009(b)	7.61	0.19	0.84	1.03	0.00	0.00	(0.18)
Year Ended 7/31/2009	9.44	0.56	(1.75)	(1.19)	(0.64)	0.00	0.00
Class C
Year Ended 7/31/2014	$8.89	0.39	0.20	0.59	(0.39)	0.00	0.00
Period Ended 7/31/2013(a)	9.08	0.19	(0.20)	(0.01)	(0.18)	0.00	0.00
Year Ended 12/31/2012	8.35	0.33	0.73	1.06	(0.33)	0.00	0.00
Year Ended 12/31/2011	8.79	0.37	(0.43)	(0.06)	(0.32)	0.00	(0.06)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	0.00	(0.11)
Period Ended 12/31/2009(b)	7.59	0.19	0.81	1.00	0.00	0.00	(0.18)
Year Ended 7/31/2009	9.45	0.57	(1.79)	(1.22)	(0.64)	0.00	0.00
Class I
Year Ended 7/31/2014	$8.91	0.48	0.21	0.69	(0.49)	0.00	0.00
Period Ended 7/31/2013(a)	9.10	0.24	(0.19)	0.05	(0.24)	0.00	0.00
Year Ended 12/31/2012	8.37	0.42	0.73	1.15	(0.42)	0.00	0.00
Year Ended 12/31/2011(d)	9.06	0.29	(0.66)	(0.37)	(0.27)	0.00	(0.05)

(a)	Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(b)	Strategic Income Fund changed its fiscal year end from July 31 to December 31 effective December 31, 2009.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)	Class I commenced operations on April 29, 2011.
(e)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(f)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights

						Ratios to average net assets:
Total distributions	Redemption fees		Net asset value, end of period	Total return(e)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(f)

(0.46)	0.00		$9.13	7.56%	$11,522	1.10%	5.02%	1.36%	84%
(0.23)	0.00		8.93	0.39	15,656	1.10	4.36	1.44	50
(0.40)	0.00		9.12	13.75	17,596	1.10	4.51	1.34	47
(0.44)	0.00		8.39	0.06	17,210	1.20	5.04	1.51	41
(0.46)	0.00	*	8.82	10.17	28,171	1.30	5.30	1.54	38
(0.18)	0.00	*	8.46	13.82	35,656	1.30	6.19	1.63	11
(0.70)	0.00	*	7.60	(10.71)	28,905	1.30	8.69	1.62	53

(0.39)	0.00		$9.16	6.79%	$ 4,254	1.85%	4.28%	2.16%	84%
(0.18)	0.00		8.95	(0.07)	6,198	1.85	3.62	2.21	50
(0.33)	0.00		9.14	12.97	6,963	1.85	3.77	2.12	47
(0.38)	0.00		8.40	(0.69)	7,412	1.94	4.29	2.27	41
(0.40)	0.00	*	8.83	9.21	8,537	2.05	4.55	2.29	38
(0.18)	0.00	*	8.46	13.59	7,824	2.05	5.44	2.38	11
(0.64)	0.00	*	7.61	(11.23)	6,325	2.05	8.02	2.37	53

(0.39)	0.00		$9.09	6.78%	$17,744	1.85%	4.27%	2.12%	84%
(0.18)	0.00		8.89	(0.06)	19,483	1.85	3.62	2.20	50
(0.33)	0.00		9.08	12.95	22,328	1.85	3.77	2.11	47
(0.38)	0.00		8.35	(0.80)	22,244	1.94	4.29	2.26	41
(0.40)	0.00	*	8.79	9.39	26,997	2.05	4.55	2.29	38
(0.18)	0.00	*	8.41	13.22	30,152	2.05	5.45	2.38	11
(0.64)	0.00	*	7.59	(11.55)	28,513	2.05	7.96	2.37	53

(0.49)	N/A		$9.11	7.88%	$18,271	0.85%	5.29%	1.08%	84%
(0.24)	N/A		8.91	0.54	7,291	0.85	4.59	1.16	50
(0.42)	N/A		9.10	14.06	3,903	0.85	4.79	1.07	47
(0.32)	N/A		8.37	(4.10)	1,885	0.85	5.16	1.25	41

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Unconstrained Bond Fund
Class A
Period Ended 7/31/2014(a)	$10.00	0.11	0.06	0.17	(0.11)	0.00	(0.11)
Class C
Period Ended 7/31/2014(a)	$10.00	0.06	0.07	0.13	(0.07)	0.00	(0.07)
Class I
Period Ended 7/31/2014(a)	$10.00	0.13	0.06	0.19	(0.13)	0.00	(0.13)

(a)	The Unconstrained Bond Fund commenced operations on December 20, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

$10.06	1.75%	$1,136	1.15%	1.80%	2.33%	97%

$10.06	1.29%	$1,006	1.90%	1.02%	3.07%	97%

$10.06	1.91%	$26,125	0.90%	2.04%	2.07%	97%

See notes to financial statements

Notes to financial statements

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among ten series. The Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Opportunities Fund, Henderson Strategic Income Fund and Henderson Unconstrained Bond Fund (collectively, the “Funds”) are included in this report. Each is a separate series of the Trust and each is diversified except for the Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson High Yield Opportunities Fund and Henderson Unconstrained Bond Fund. The Henderson Unconstrained Bond Fund commenced operations on December 20, 2013.

Though it may invest directly in securities, the Henderson All Asset Fund is primarily a Fund-of-Funds (“FoF”) that seeks to achieve its objective by investing in a portfolio of underlying funds (“underlying funds”) which, in turn, may invest in a variety of US and foreign equity, fixed income, money market and derivative instruments. The FoF does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the FoF, within its principal investment strategies, may represent a significant portion of the underlying funds’ net assets subject to 1940 Act limitations and any exemptive relief provided thereto. The FoF’s “Portfolio of Investments” lists the underlying funds held as an investment of the FoF as of period end, but does not include the holdings of the underlying funds.

The Funds offer the following share classes:

Share Classes
Fund	A	B	C	I	R
All Asset	✓	n/a	✓	✓	n/a
Dividend &
Income Builder	✓	n/a	✓	✓	n/a
Emerging Markets
Opportunities	✓	n/a	✓	✓	n/a
European Focus	✓	✓	✓	✓	n/a
Global Equity Income	✓	n/a	✓	✓	n/a
Global Technology	✓	✓	✓	✓	n/a
High Yield
Opportunities	✓	n/a	✓	✓	n/a
International
Opportunities	✓	✓	✓	✓	✓
Strategic Income	✓	✓	✓	✓	n/a
Unconstrained Bond	✓	n/a	✓	✓	n/a

Class A shares generally provide for a front-end sales charge. Class B and C shares provide for a contingent deferred sales charge. Class R and I shares are not subject to a front-end or contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance. The Funds do not accept new or additional investments in Class B shares of the Funds with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Funds. As described in the prospectus, Class B shares of a particular Fund may continue to be exchanged with Class B shares of other Henderson Global Funds.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Security valuation

Securities and derivatives traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter (“OTC”) market are valued at the mean between the last bid and asked price.

Debt securities are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker-dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments at time of purchase with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates fair market value. Investments in investment companies are valued at its reported net asset value, which approximates fair market value.

Notes to financial statements

Forward foreign currency contracts are valued daily at the applicable forward rate.

OTC financial derivatives instruments between the Funds and their counterparties, including swap contracts, options (including swaptions), and centrally-cleared swap contracts listed or traded on a multi-lateral or trade facility platform, such as a registered exchange, are valued using independent values provided by independent pricing services when available, otherwise, fair values are estimated on the basis of pricing models that incorporate current market measures for interest rates, currency exchange rates, equity prices and indices, credit spreads, corresponding market volatility levels and other market-based pricing factors.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or their designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Security transactions and investment income

Investment transactions are accounted for on a trade-date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Gains and losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds, which is the same basis used for federal income tax purposes.

Foreign currency translation

Investments in securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not separate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities and financial derivative instruments at fiscal period end, resulting from changes in exchange rates.

Forward foreign currency contracts

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-US dollar denominated investment securities. Alternatively, a Fund may enter into a forward foreign currency contract for speculative purposes of gaining exposure to particular foreign currency markets. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities as a component of “Financial Derivative Instruments.” These instruments involve market risk, credit risk or both kinds of risks, the extent of which may subject the Fund to loss in excess of the amount recognized as unrealized appreciation or depreciation. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from

Notes to financial statements

unfavorable currency fluctuations. When applicable, open forward foreign currency contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Futures contracts

The Funds are subject to interest rate risk, equity risk and foreign currency risk in the normal course of pursuing their investment objectives. Accordingly, the Funds may invest in futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies and to gain exposure to equity indices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, a Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the fair value of the underlying asset. Unrealized appreciation or depreciation, reflected as a component of “Financial Derivative Instruments” assets and/or liabilities on the Statements of Assets and Liabilities, is recognized but not considered realized until the contracts expire or are closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and/or the underlying hedged assets. With futures contracts, there is limited counterparty credit risk to the Funds as futures contracts are exchange-traded and the exchange’s clearinghouse acts as counterparty to all exchange-traded futures transactions. When applicable, open futures contracts outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Options

The Funds may purchase put and call options to create investment exposure consistent with their investment objectives or to hedge or limit the exposure of their portfolio holdings. Alternatively, certain Funds may write (sell) call and put options on securities and financial derivative instruments in order to gain exposure to, or protect against, changes in the markets. The Funds may use options on exchange-traded futures contracts, indices or securities to hedge an existing position or future investment, for speculative purposes, or to manage exposure to market movements. The Funds may also use foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation, to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The Funds may also use interest rate swaptions in which the underlying instrument is an interest rate swap (discussed below under “Swap contracts”). Swaptions are agreements to enter into a pre-defined swap agreement by some specified date in the future. The writer of a swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. These types of options may be used to hedge against unfavorable fluctuations in interest rates.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument, while purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium when purchasing call options or put options. The option is subsequently valued daily and unrealized appreciation or depreciation is recorded; the asset is reflected as a component of “Financial Derivative Instruments” on the Statement of Assets and Liabilities. The Funds realize a gain or loss upon the expiration or closing of the option transaction. The primary risks of investing in purchased options include the risk of imperfect correlation between the option price and the value of the underlying instrument, and the possibility of an illiquid market for the option. There is limited counterparty risk with respect to exchange-traded purchased options as settlement is facilitated through a central clearinghouse. There is inherently more risk in counterparty non-performance for OTC purchased options, although the risk is generally limited to the premium paid. When applicable, options purchased by the Funds and outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is recognized as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as a component of “Financial Derivative Instruments” on the Statement of Assets and Liabilities. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option. Written options are subject to substantial risks. The Fund as a writer of an option has no control over whether the underlying instrument

Notes to financial statements

may be sold (call) or purchased (put) and, as a result, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a derivative instrument, security or currency at a price different from current market value. Further, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. When applicable, open options and swaptions at the end of the period are listed in each Fund’s Portfolio of Investments.

The number of options/swaptions written and the premiums received, including both exchange-traded and OTC options, by the Unconstrained Bond Fund during the period ended July 31, 2014 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding,
beginning of period	—	$—
Options written
during period	7,460,113	128,466
Options closed
during period	(101)	(13,741)
Options outstanding,
end of period	7,460,012	114,725

Swap contracts

The Funds may enter into interest rate, total return, credit default, inflation, currency and other swap contracts. Swap contracts are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap the returns (or the differential in rates of return) earned or realized on particular investments, instruments, indices or other measures for a defined series of cash flows at a predetermined rate at specified, future intervals. Swap contracts are privately negotiated in the OTC market (“OTC swaps”), or may be executed on a multi-lateral or other trade facility platform, such as a registered exchange (“centrally-cleared swaps”). The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a pre-determined period of time.

Certain Funds use credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure (i.e., leverage), or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must either pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation or pay a net amount equal to the par value of the defaulted reference entity less its recovery value. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts as of period end are disclosed in the Portfolios of Investments, as applicable. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Certain Funds hold fixed-rate and/or floating-rate bonds. Accordingly, the Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives as the value of these bonds may decrease if interest rates rise, or vice versa. To hedge against this risk and/or to generate income at prevailing market rates, the Funds may enter into interest rate swap contracts. Interest rate swap contracts involve the exchange by the Fund with another party for their respective commitment to pay or receive a fixed or variable interest rate on the notional amount.

Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in the valuation of centrally-cleared swaps are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Swap payments received or made at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.

Notes to financial statements

Entering into these contracts involves, to varying degrees, elements of counterparty, interest, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the potential inability of the counterparties to meet the terms of their contract (which is limited with respect to centrally-cleared swaps as described below), unanticipated changes in the value of the swap contract, the possibility that there will be no liquid market for the contract, and that there may be unfavorable changes in interest rates. The risk that a counterparty is unable to perform on its obligations in situations when the Funds are in an appreciated position is mitigated with respect to OTC swaps by having master netting arrangements between the Funds and their counterparties and, in certain scenarios dictated by the contracts, the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on the fluctuations in the fair value of the reference entity. The magnitude of counterparty credit risk is different depending on the type of swap. Under a credit default swap, the Funds’ maximum risk of loss as the protection buyer is limited to the market value, or the current unrealized appreciation/depreciation on the contract plus/minus any upfront premiums paid/received. Alternatively, as the protection seller, the maximum risk of loss is equivalent to the notional or par value of the contract plus/minus any upfront premiums paid/received. At July 31, 2014, notional outstanding for credit protection sold, translated into US Dollar amounts, equated to $250,000 for the High Yield Opportunities Fund, $937,335 for the Strategic Income Fund and $1,004,288 for the Unconstrained Bond Fund. Alternatively, under an interest rate or inflation swap, as notional is not exchanged, the Funds’ maximum risk of loss is limited to the unrealized loss on the contracts. When applicable, open swap contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Derivative instruments

The Financial Accounting Standards Board (“FASB”) requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments impact the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity’s risk exposure. Further, in January 2013, the FASB issued Accounting Standard Update (“ASU”) 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The update clarifies the scope of ASU 2011-11, which requires enhanced disclosures around financial instruments and derivative instruments that are either off-set in accordance with US GAAP or are subject to an enforceable master netting arrangement (“MNA”) or similar agreement. The updates mandate that entities disclose both gross and net information about such financial instruments and transactions eligible for offset on the Statements of Assets and Liabilities, in addition to required disclosure of collateral received and posted in connection with MNAs or similar agreements. Adoption of the updates has no effect on the Funds’ net assets.

Accordingly, the tables included under the heading “Fair Value of Financial Derivative Instruments” in the Funds’ Portfolios of Investments summarize each Fund’s fair value of derivative instruments held at July 31, 2014 and the related location on the accompanying Statements of Assets and Liabilities, as well as the amount of gains and losses on derivative instruments recognized in the Funds’ earnings and the related location on the accompanying Statements of Operations, presented by primary underlying risk exposure. Supplementary information regarding gross and net values and the impact of any collateral posted for those transactions subject to MNAs is presented in Financial Derivatives Instruments disclosures in the Funds’ Portfolios of Investments under the heading “Financial Derivatives Instruments: Over-the-Counter Summary.” Note that all OTC instruments (forward foreign currency contracts, OTC credit default swap and interest rate swap contracts, inflation swap contracts, swaption contracts and certain options contracts) with Barclays Bank plc, Citibank, N.A., Deutsche Bank AG and JPMorgan Chase Bank, N.A., are all subject to MNAs. The settlement of all futures contracts, exchange-traded options and centrally-cleared swap contracts (credit default and interest rate) is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these types of investments are excluded from such disclosures.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Notes to financial statements

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Deferred offering costs

Costs incurred in connection with the offering and initial registration of Unconstrained Bond have been deferred in conformity with US GAAP and are being amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by the High Yield Opportunities Fund were fully amortized to expense as of April 30, 2014.

Federal income taxes

The Trust’s policy is that each Fund seeks to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M”), that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. No federal income tax provision is required so long as each Fund operates in a manner that complies with the requirements of Subchapter M.

FASB Accounting Standards Codification (“ASC”) 740-10 “Income Taxes – Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management of the Funds has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, each of the tax years in the four-year period ended July 31, 2014 remains subject to examination by taxing authorities.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

To the extent that capital loss carryforwards incurred in current and prior years are used to offset any future capital gains realized during the carryover period as provided by US Federal income tax regulations, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Carryforwards not subject to expiration must be utilized prior to losses that carry an expiration; as a result, certain carryforwards may expire unused. Losses incurred that will be carried forward under the provisions of the regulations are as follows:

Losses incurred that will be carried forward under the provisions of the Act are as follows:

Emerging Markets Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$2,592,959	$—

European Focus

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/18	59,078,473	—

Global Equity Income

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/18	22,627,417	—
7/31/19	38,549,435	—
Total	61,176,852	—

International Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/18	474,268,776	—

Strategic Income

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$674,333	$—
7/31/15	477,632	—
7/31/16	1,001,344	—
7/31/17	34,174,962	—
7/31/18	336,160	—
Total	36,664,431	—

Notes to financial statements

Note that All Asset, Dividend & Income Builder, Global Technology, High Yield Opportunities and Unconstrained Bond do not have any capital loss carryforward to apply against future earnings.

During the year ended July 31, 2014, the Funds utilized the following capital loss carryforwards:

All Asset	$—
Dividend & Income Builder	—
Emerging Markets Opportunities	334,694
European Focus	189,056,295
Global Equity Income	106,112,409
Global Technology	11,057,318
High Yield Opportunities	—
International Opportunities	254,462,453
Strategic Income	—
Unconstrained Bond	—

During the year ended July 31, 2014, the Strategic Income Fund had $207,447 of capital loss carryforward expire unused. At July 31, 2014, the following Funds deferred post-October losses and/or late year ordinary losses, which will be recognized on the first day of the following year:

	Ordinary	Capital
	loss	loss
	deferred	deferred
All Asset	$—	$—
Dividend & Income
Builder	—	—
Emerging Markets
Opportunities	—	—
European Focus	—	—
Global Equity Income	—	—
Global Technology	1,784,241	—
High Yield Opportunities	—	—
International Opportunities	—	—
Strategic Income	—	—
Unconstrained Bond	—	—

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2014, the Funds reclassified the following amounts between paid-in capital, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss):

	Paid-in capital	Accumulated undistributed net investment income/(loss)	Accumulated net realized gain/(loss)
All Asset	$(225)	$34,799	$(34,574)
Dividend &
Income Builder	(104)	11,540	(11,436)
Emerging Markets
Opportunities	(1)	(45,394)	45,395
European Focus	(9,294)	7,389,399	(7,380,105)
Global Equity
Income	(308,266)	(318,678)	626,944
Global
Technology	(2,054,170)	1,839,310	214,860
High Yield
Opportunities	(57,840)	122,631	(64,791)
International
Opportunities	(904)	(1,460,635)	1,461,539
Strategic Income	(210,149)	742,389	(532,240)
Unconstrained
Bond	(61,827)	1,223	60,604

These reclassifications relate to the deductibility of certain expenses, different tax treatments of certain securities, amortization of bond premium, character of realized gains/losses on foreign currency transactions, taxes on capital gains, dividend re-designations, capital loss carryforward expiration, net operating losses and Passive Foreign Investment Companies (“PFIC”) transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 were as follows:

Year ended	Ordinary	Capital
July 31, 2014	income	gains
All Asset	$2,546,811	$532,924
Dividend & Income
Builder	488,048	9
Emerging Markets
Opportunities	—	—
European Focus	3,710,266	—
Global Equity Income	156,362,094	—
Global Technology	—	2,465,935
High Yield Opportunities	1,725,650	—
International
Opportunities	12,686,584	—
Strategic Income	2,015,022	—
Unconstrained Bond	350,001	—

Notes to financial statements

Year ended	Ordinary	Capital
July 31, 2013	income	gains
All Asset	$542,605	$—
Dividend & Income
Builder	54,539	—
Emerging Markets
Opportunities	163,785	—
European Focus	7,586,086	—
Global Equity Income	97,926,333	—
Global Technology	—	—
High Yield Opportunities	340,001	—
International
Opportunities	16,206,595	—
Strategic Income*	1,206,003	—

*  For the seven months ended July 31, 2013. For the year ended December 31, 2012, the tax character of distributions paid by Strategic Income in the amount of $1,994,497 were comprised entirely of ordinary income.

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Undistributed
	ordinary	capital gains/		appreciation
	income	(losses	)	(depreciation	)
All Asset	$1,279,122	$482,638		$2,486,506
Dividend &
Income Builder	554,473	277,647		762,186
Emerging
Markets
Opportunities	28,333	—		2,763,719
European Focus	38,188,819	—		41,546,774
Global Equity
Income	10,289,164	—		158,249,723
Global
Technology	—	30,408,629		90,616,903
High Yield
Opportunities	802,236	—		200,095
International
Opportunities	39,250,551	—		592,436,947
Strategic Income	962,026	—		(644,473)
Unconstrained
Bond	172,518	2,611		57,853

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to premium amortization, post-October losses (which are not recognized for tax purposes until the first day of the following fiscal year), tax deferral on wash sales and PFIC transactions.

The US federal income tax basis of investments, excluding financial derivative instruments, at July 31, 2014, and the gross unrealized appreciation and depreciation, were as follows:

	All	Dividend &
	Asset	Income Builder
Cost	$64,107,624	$25,861,081
Gross unrealized
appreciation	2,432,431	1,270,904
Gross unrealized
depreciation	178,592	508,092
Net unrealized
appreciation
(depreciation)	2,253,839	762,812

	Emerging Markets	European
	Opportunities	Focus
Cost	$25,505,644	$2,364,154,166
Gross unrealized
appreciation	4,437,767	189,283,434
Gross unrealized
depreciation	1,637,409	147,689,255
Net unrealized
appreciation
(depreciation)	2,800,358	41,594,179

	Global Equity	Global
	Income	Technology
Cost	$2,993,105,282	$284,367,120
Gross unrealized
appreciation	223,914,300	96,037,779
Gross unrealized
depreciation	65,461,702	5,420,694
Net unrealized
appreciation
(depreciation)	158,452,598	90,617,085

	High Yield	International
	Opportunities	Opportunities
Cost	$26,990,510	$3,206,050,877
Gross unrealized
appreciation	481,250	680,587,903
Gross unrealized
depreciation	281,154	88,194,309
Net unrealized
appreciation
(depreciation)	200,096	592,393,594

Notes to financial statements

	Strategic	Unconstrained
	Income	Bond
Cost	$51,475,569	$26,953,607
Gross unrealized
appreciation	2,668,491	443,910
Gross unrealized
depreciation	3,311,491	214,441
Net unrealized
appreciation/
depreciation	(643,000)	229,469

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions, different book and tax treatment on certain debt instruments and amortization of premiums reflected as of July 31, 2014.

Note 3. Fair value measurements

US GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Various inputs are used in determining the value of the Funds’ investments. The Funds use a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 – significant unobservable inputs based on the best information available in the circumstances to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

Tables included under the heading “Fair value measurements” summarizing each Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2014 have been listed after each Fund’s Portfolio of Investments.

Any transfers between levels are disclosed, effective at the end of the period, in each Fund’s table with the reasons for the transfers disclosed in a note to the table, if applicable.

Note 4. Investment advisory fees and other transactions with affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Funds’ investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and earns a management fee for such services. HGINA earns a fee for its services based on each Fund’s average daily net assets as set forth below.

All Asset		0.40%
Dividend & Income Builder	First $1 billion	0.75%
	Next $1 billion	0.65%
	Over $2 billion	0.55%
Emerging Markets	First $1 billion	1.00%
Opportunities	Next $1 billion	0.90%
	Over $2 billion	0.85%
European Focus*	First $500 million	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.85%
	Over $2.5 billion	0.80%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Technology*	First $1 billion	0.90%
	Over $1 billion	0.80%
High Yield Opportunities	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%
International Opportunities*	First $2 billion	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.80%
	Over $4 billion	0.70%
Strategic Income**	First $1 billion	0.55%
	Next $500 million	0.50%
	Over $1.5 billion	0.45%
Unconstrained Bond	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%

*	These rates became effective July 1, 2014 for European Focus, Global Technology and International Opportunities. Prior to July 1, 2014, the fee rates were as follows:

European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%
Global Technology	First $500 million	1.00%
	Next $500 million	0.95%
	Over $1 billion	0.90%
International
Opportunities	First $1 billion	1.10%
	Next $1 billion	0.95%
	Over $2 billion	0.85%

**
Based on average daily managed assets of the Fund. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund’s average daily managed assets, HGINA’s fee will be higher if the Fund is leveraged.

Notes to financial statements

HGINA has engaged Henderson Investment Management Limited (“HIML”), also an indirect wholly-owned subsidiary of Henderson Group plc, to act as the investment sub-adviser to the Funds, except for Strategic Income and High Yield Opportunities. Under a separate Sub-Advisory Agreement, the sub-adviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Funds subject to the oversight of the Board and the Adviser. No additional advisory fees are charged to the Funds for the services of the sub-adviser as these fees are paid from the fees earned by HGINA.

Pursuant to a separate contractual Expense Limitation Agreement, HGINA has agreed to waive or limit its investment advisory fee and, if necessary, to reimburse expenses of each Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, as a percentage of average daily net assets as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset*	0.85%	N/A	1.60%	0.60%	N/A
Dividend &
Income
Builder	1.30%	N/A	2.05%	1.05%	N/A
Emerging
Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A
European
Focus	2.00%	2.75%	2.75%	1.75%	N/A
Global Equity
Income	1.40%	N/A	2.15%	1.15%	N/A
Global
Technology	2.00%	2.75%	2.75%	1.75%	N/A
High Yield
Opportunities	1.10%	N/A	1.85%	0.85%	N/A
International
Opportunities	2.00%	2.75%	2.75%	1.75%	2.25%
Strategic
Income	1.10%	1.85%	1.85%	0.85%	N/A
Unconstrained
Bond	1.15%	N/A	1.90%	0.90%	N/A

*
With respect to investments in affiliate underlying funds, HGINA has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the Adviser for those assets to the greater of 1.00% or the affiliate underlying fund’s management fee. Any waiver calculated as a result of limiting these combined management fees is in addition to the general expense limitation highlighted in the table. Indirect net expenses associated with the Fund’s investments in underlying investment companies are not subject to the contractual expense limitation.

These agreements will remain in effect through July 31, 2020, except the agreements for All Asset, Dividend & Income Builder and Emerging Markets Opportunities, which are effective through July 31, 2015. Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are incurred at the class level based on activity, asset levels and/or number of accounts and are included in Sub-accounting fees in the Statements of Operations.

At July 31, 2014, HGINA owned the following number of shares in the following Funds:

Shares
All Asset Class A	473
All Asset Class C	470
All Asset Class I	106
Dividend & Income Builder Class A	2,631
Dividend & Income Builder Class C	2,609
Dividend & Income Builder Class I	21,141
High Yield Opportunities Class A	100,000
High Yield Opportunities Class C	100,000
High Yield Opportunities Class I	316,573
Strategic Income Class I	1,302

HGI (Investments) Limited is an indirect wholly-owned subsidiary of Henderson Group plc. At July 31, 2014, HGI (Investments) Limited owned the following number of shares in the following Funds:

Shares
Unconstrained Bond Class A	100,000
Unconstrained Bond Class C	100,000
Unconstrained Bond Class I	2,300,000

Notes to financial statements

An affiliated entity of a Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Additionally, certain of the Funds held ownership in other Funds within the Trust. At July 31, 2014, the All Asset Fund held 0.05% of the Henderson Global Equity Income Fund, 0.37% of the Henderson Global Technology Fund, 2.26% of the Henderson Strategic Income Fund and 10.55% of the Henderson Unconstrained Bond Fund. Transactions in affiliates during the year ended July 31, 2014 were as follows:

Affiliate	Value 7/31/2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain/(Loss)	Value 7/31/2014	Dividend Income
All Asset
Henderson Global
Equity Income Fund	$—	$1,508,048	$—	$84,807	$—	$1,592,855	$93,621
Henderson Global
Technology Fund	1,031,701	889,927	884,438	190,837	112,995	1,341,022	—
Henderson Strategic
Income Fund	730,359	418,882	—	19,777	—	1,169,018	54,365
Henderson
Unconstrained
Bond Fund	—	2,980,989	—	(102)	—	2,980,887	30,999
Total	$1,762,060	$5,797,846	$884,438	$295,319	$112,995	$7,083,782	$178,985

The aggregate cost and value of affiliates at July 31, 2014 is $6,693,250 and $7,083,782, respectively. Investments in affiliates represented 10.59% of total net assets of the All Asset Fund as of July 31, 2014.

Note 5. Compensation of trustees and officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the Chief Compliance Officer who performs services directly related to the Trust. This compensation, together with other compliance-related costs, is reflected as Compliance officer fees in the Statements of Operations.

Note 6. Distribution plan

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of the average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Funds and their shareholders.

Note 7. Investment transactions

Purchases and sales of investment securities, excluding short-term investments, derivatives and US government securities, for the Funds for the year ended July 31, 2014, were as follows:

	Purchases	Sales
All Asset	$24,959,186	$23,736,561
Dividend & Income
Builder	34,591,898	13,930,194
Emerging Markets
Opportunities	27,057,818	25,593,123
European Focus	3,035,596,512	1,485,056,006
Global Equity
Income	3,767,392,465	2,662,828,690
Global Technology	229,843,742	285,419,378
High Yield
Opportunities	87,022,383	86,392,640
International
Opportunities	3,096,385,176	2,487,411,627
Strategic Income	33,110,421	33,411,342
Unconstrained Bond	49,451,471	23,418,437

Notes to financial statements

Note 8. Commitments

In pursuing its investment objective of seeking total return through investment in a broad range of asset classes, the All Asset Fund has committed $2,500,000 in exchange for limited partner interests in the TIAA-CREF Core Property Fund LP (“CPF”). As of July 31, 2014, the General Partner of the CPF has not issued a capital call based on that commitment. As a result, the All Asset Fund has not yet invested any money into the CPF though its unfunded commitment is still outstanding. The Adviser believes the commitment will be funded in full within six months. At July 31, 2014, the full unfunded commitment represents 3.7% of the All Asset Fund’s net assets.

Note 9. Significant concentrations

The Funds may invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. These risks may be heightened in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets, particularly by the Emerging Markets Opportunities Fund, are often considered speculative. Further, the Funds maintain many of their investments in issuers domiciled in the Eurozone. The private and public sectors’ debt problems of a single Eurozone country may pose significant risks to the Eurozone as a whole. As a result, the Funds may be more susceptible to volatility generated by currency devaluations or other general uncertainties than more geographically diversified funds that do not concentrate in this region of the world.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, the Global Technology Fund concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

The Dividend & Income Builder Fund, High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund invest in a variety of income-producing debt instruments of corporate and sovereign issuers. Accordingly, each may be subject to the previously described foreign issuers risk, to varying degrees, in addition to the risk of default by the issuer. As a matter of their investment strategies, the High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund are also subject to higher concentrations of investments in lower quality high yield securities or asset-backed/structured securities. Investing in high yield, asset-backed or structured securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. High yield securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Additionally, asset-backed securities are subject to the risk that underlying debt may be prepaid prior to maturity or refinanced causing further volatility in the value. A small change in interest rates would likely have a pronounced adverse impact on the value of such high yield and asset-backed obligations. Moreover, these securities may be less liquid as there is a less-established secondary market and the Funds may not be able to sell the asset timely.

Notes to financial statements

Note 10. Borrowing arrangements

The Trust maintains a $100 million credit facility to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the Funds in the Trust based on relative average net assets. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the year ended July 31, 2014.

Note 11. Recently issued accounting pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financials Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which sets forth a new approach for determining whether a public or private company is an Investment Company and sets certain measurement and disclosure requirements for an Investment Company. The amendments are effective for fiscal years beginning on or after December 15, 2013. An entity regulated under the 1940 Act would automatically qualify as an Investment Company for accounting purposes under Topic 946 and thus the Funds’ management believes the release will have no impact to the Funds.

Note 12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Henderson Global Funds, comprising the Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Opportunities Fund, Henderson Strategic Income Fund, and Henderson Unconstrained Bond Fund (collectively, the Funds), ten of the Funds comprising the Henderson Global Funds, as of July 31, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Henderson Global Funds at July 31, 2014, and the results of their operations, changes in net assets and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 25, 2014

Other information (unaudited)

Proxy voting policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2014 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.henderson.com.

Quarterly portfolio of investments

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolios of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolios of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.henderson.com.

Approval of continuation of investment advisory agreements

The Board of Trustees of Henderson Global Funds oversees the management of the Funds and, as required by law, the investment advisory and the sub-advisory agreements for the Funds (the “Advisory Agreements”). In connection with their annual consideration of those agreements for the Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the “Adviser”) and Henderson Investment Management Limited (the “Sub-Adviser”) in response to detailed requests of the Independent Trustees and their independent legal counsel. The Trustees also discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Adviser. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the agreements. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and at that meeting they also met separately in executive session with their counsel.

May 14, 2014 Meeting

At a meeting held on May 14, 2014, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, extent and quality of services

The Independent Trustees noted the various reports and presentations they had received in connection with their evaluation of the nature, extent and quality of services provided under the Advisory Agreements by the Adviser and Sub-Adviser, addressing the services performed by the Adviser and Sub-Adviser, as well as their expertise, resources and capabilities. The Trustees then reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds), taking into account the investment objective(s) and strategies of each Fund and the knowledge they had gained throughout the year from their regular and special meetings. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the Sub-Adviser, especially the personnel who provide investment management services to the Funds. Management provided an overview of the Adviser and its parent company and reviewed the Adviser’s capabilities, resources and financial condition. Management also reviewed the Adviser’s investment approach for the Funds and the qualifications of the Funds’ respective portfolio management teams. Management then discussed the personnel responsible for performing services for the Funds.

The Trustees considered the methodology the Adviser and the Sub-Adviser use in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. Management reviewed certain changes in personnel as well as the capacity of each of the Fund’s portfolio managers.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds), such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and committees of the Board and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Other information (unaudited)

Investment performance and fees

The Independent Trustees noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment management contracts. The Independent Trustees considered, in particular, the detailed reports and analyses performed and compiled by an independent third party, Lipper Inc. (the “Lipper Report”) and that show, for each Fund and for various periods, total return performance data ranked within a peer group and a larger comparative universe of funds. In addition, for purposes of their review of the reasonableness of the advisory fees, the Independent Trustees considered the expense rankings and quintiles tables, contractual management fees at common asset levels and at various asset levels, expense ratios and various other fees and expenses data and supporting information contained within the Lipper Report.

The Trustees then reviewed the performance and expenses of each Fund, including comparative and percentile ranking information in the Lipper Report.

• Henderson All Asset Fund: The Board noted the Fund’s relatively brief period of operation and observed that the Fund’s performance for the one-year and year-to-date periods ranked in the third and fifth quintile of its performance universe, respectively. The Board considered management’s explanation of the Fund’s defensive posture, which is expected to impede the Fund’s performance in “up” markets, but outperform in volatile markets. The Board also noted that, as compared to its peer group, the Fund’s contractual management fee ranked in the third quintile, the actual management fee ranked in the fifth quintile and its total expense ratio ranked in the second quintile. With respect to the actual management fee, the Board also took into account the Adviser’s contractual agreement to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund’s average daily assets and that, as a result of such agreement, the actual management fees received by the Adviser were just 0.15% for Class A shares. In addition, the Board considered management’s view that the Fund’s management fee was justified by the Adviser’s approach to asset allocation, differentiation from peers and portfolio manager experience and skill. The Board noted management’s view that the Fund’s asset allocation approach allows the portfolio managers the flexibility to make strategic and tactical decisions and requires a high level of active management, while many competitor funds use a more traditional approach to asset allocation based on long-term time horizons and pre-determined allocations.

• Henderson Dividend & Income Builder Fund: The Board observed that the Fund’s total return was in the second quintile of its performance universe for the year-to-date, one-year and since inception periods. With respect to fees and expenses, the Board noted that, relative to the peer group, the Fund’s contractual and actual management fee ranked in the second quintile and that its total expense ratio ranked in the third quintile.

• Henderson Emerging Markets Opportunities Fund: The Board observed that the Fund ranked in the second quintile of its performance universe for the one-year and three-year periods, and in the third quintile for the since inception period. With respect to the Fund’s performance since inception, the Board took into account management’s view that the performance was attributable, to a significant extent, to a concentrated period of underperformance in the first few months subsequent to launch. The Board also discussed the performance of the various sleeves within the Fund, and which sleeves’ performance had detracted from the overall performance. The Board also noted that the Fund’s contractual management fee ranked in the first quintile, the actual management fee ranked in the fifth quintile and that its total expense ratio ranked in the fourth quintile.

• Henderson European Focus Fund: The Board observed that the Fund’s total return was in the first or second quintile against its performance universe for the year-to-date, one-year, five-year, ten-year and since inception periods and in the third quintile for the three-year period. The Board noted management’s view that recent term outperformance can be attributed to stock selection and a strategic positioning of the portfolio. With respect to fees and expenses, the Board noted that the Fund’s contractual and actual management fees ranked in the fifth quintile in its peer group and that its total expense ratio ranked in the second quintile in its peer group. The Board also noted that management was proposing to add a new fee “breakpoint” to pass on additional benefits to shareholders from economies of scale. The Trustees also considered management’s comments on the perceived uniqueness of the Fund relative to its competitors. In addition, the Trustees discussed the capacity of the Fund.

• Henderson Global Equity Income Fund: The Board observed that the Fund’s total return for the one-year, and since inception periods ranked in the second and first quintile of its performance universe, respectively, though the Fund had underperformed for the year-to-date and five-year periods. With respect to the Fund’s fees and expenses, the Board noted that the Fund’s contractual and actual management fees ranked in the second quintile of its peer group and that its total expense ratio ranked in the first quintile of its peer group.

Other information (unaudited)

• Henderson Global Technology Fund: The Board observed that the Fund’s performance for the year-to-date, one-year and three-year periods ranked in the fourth or fifth quintile of the Fund’s performance universe, and it ranked in the second or third quintile for the five-year, ten-year and since inception periods. The Board considered management’s discussion of the impact of particular portfolio holdings on the Fund’s recent performance and the Fund’s defensive posture. The Board also noted that the Fund outperformed its benchmark in ten of twelve calendar years since inception. With respect to fees and expenses, the Board noted that the Fund’s contractual management fees and total expense ratio each ranked in the fourth quintile of its peer group and the actual management fees ranked in the fifth quintile. The Board also noted that management was recommending a reduction in the Fund’s management fees.

• Henderson High Yield Opportunities Fund: The Board considered the Fund’s relatively brief period of operation and observed that the Fund’s performance for the year-to-date and since inception periods ranked in the first quintile of the Fund’s performance universe. The Board also noted that the Fund’s contractual management fee ranked in the second quintile, the actual management fee ranked in the first quintile and its total expense ratio ranked in the third quintile, in each case, as compared to the Fund’s peer group. The Trustees also considered management’s comments on the perceived uniqueness of the Fund relative to its competitors.

• Henderson International Opportunities Fund: With respect to the Fund’s performance universe, the Board noted that the Fund’s total return ranked in the first quintile for the one-year period and since inception, in the second quintile for the three-year and ten-year periods and in the fourth quintile for the year-to-date and five-year periods. With respect to fees and expenses relative to the peer group, the Board noted that the Fund’s contractual and actual management fee ranked in the fifth quintile and the total expense ratio ranked in the fourth quintile. The Board considered management’s discussion regarding the Fund’s investment process, uniqueness and long-term performance. In this connection, the Board discussed the Fund’s “best ideas” approach. The Board then considered the features of the Fund relative to its peers, noting, in this regard, that the Fund’s best ideas approach results in a concentrated portfolio of high conviction holdings. In addition, the Board considered information from management suggesting that the Fund’s holdings are differentiated from its competition. The Board noted that management was proposing to add new breakpoints to lower management fees and pass on additional benefits to shareholders from economies of scale as the Fund grows.

• Henderson Strategic Income Fund: The Board considered the Fund’s performance in light of the particular management style involved, with performance ranking in the first or second quintile of its performance universe for the year-to-date, one-year, three-year and five-year periods and in the fourth or fifth quintile for the ten-year and since inception periods noting the improvement in performance following the change in portfolio managers. In assessing the Fund’s management fee and total expenses relative to its peer group, the Board observed that the Fund’s contractual management fee was in the second quintile, the actual management fee was in the first quintile and that the total expense ratio, although in the fourth quintile, was competitive in comparison to its peer group. The Board took into account that the Fund’s investment process encompasses active asset allocation among fixed income sectors and individual security selection driven by bottom-up credit research.

The Trustees also reviewed the management fees of the Adviser and the Sub-Adviser for certain affiliated funds and management’s explanation of any material differences in the comparative data. Although in some instances the fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser and the Sub-Adviser may perform significant additional services for the Funds that they do not provide to other funds or strategies.

Costs of services provided and the profits realized by Henderson and its affiliates from their relationships with the funds

In considering the reasonableness of investment management fees, the Independent Trustees also considered the expected profitability of Henderson and its affiliates in connection with Henderson providing investment management services to the Funds.

The Trustees also reviewed the financial information related to the Adviser’s parent company and its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital.

Economies of scale

The Independent Trustees considered the economies of scale that might be realized by the Adviser as a Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this connection, it was observed that the

Other information (unaudited)

fee schedules for each Fund, with the exception of the All Asset Fund, include various pre-established “breakpoints” in investment management service fees that are triggered as a Fund’s net asset level increases. The Independent Trustees observed that, in light of the additional breakpoints proposed by management, each Fund (with the exception of Henderson All Asset Fund) has remaining breakpoints that have not yet been reached. The Independent Trustees noted that based on the receipt of information showing the breakpoints, they were comfortable that such breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow. With respect to the All Asset Fund, while the Fund’s fee schedule does not include breakpoints, the Independent Trustees considered that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee. In this regard, the Independent Trustees took into account the Adviser’s expense limitation agreement with respect to the All Asset Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients.

June 18-19, 2014 Meeting

At a meeting held on June 18-19, 2014, it was noted that the Board had met previously in-person on May 14, 2014 to review annual approval related materials. The representatives of the Adviser indicated that there had not been any material changes to the information that had been provided for the May 14, 2014 meeting.

Based on their evaluation of the information provided by the Adviser and the Sub-Adviser and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser and Sub-Advisor were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the Sub-Adviser (in the case of the Sub-Advised Funds), the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In making that determination, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered paramount or dispositive and each Trustee may have weighed the information differently.

Nature, extent and quality of services

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser (in the case of the Sub-Advised Funds), taking into account the investment objective and strategy of each Fund and the knowledge they had gained from their May 14, 2014 meeting and their regular meetings with management on at least a quarterly basis. The Trustees concluded that the nature and extent of the services provided to each Fund by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) were appropriate and consistent with the terms of the respective Advisory Agreements, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) had sufficient personnel with the appropriate education and experience to serve the Funds effectively, and had demonstrated their continuing ability to attract and retain well-qualified personnel.

Performance and fees

The Trustees considered their extensive review and discussion at the May 14, 2014 meeting of each Fund’s investment performance over various time periods in comparison to information for other comparable funds as provided by Lipper. They concluded that the performance of each Fund met or exceeded acceptable levels. The Trustees recalled their review of information on the fees and other expenses paid by each Fund in comparison to information for other comparable funds as provided by Lipper at the May 14, 2014 meeting. The Trustees also had reviewed the management fees of the Adviser and the Sub-Adviser for certain affiliated funds. The Trustees reviewed information on the profitability of (or loss) to the Adviser and its affiliates of their relationships with each Fund and concluded that the Adviser’s profitability level with respect to each Fund in relation to the services rendered was not unreasonable. Finally, the Trustees considered the financial condition of the Adviser and the Sub-Adviser, which they found to be sound. The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser, as well as the fees paid by the Adviser to the Sub-Adviser, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser and the Sub-Adviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser and the Sub-Adviser (in the case of the Sub-Advised Funds), the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Other information (unaudited)

Economies of scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase and took note of the extent to which Fund shareholders might also benefit from such growth. In this connection, the Trustees recalled their observation at the May 14, 2014 meeting that the fee schedules for each Fund, with the exception of the All Asset Fund, include various pre-established breakpoints in advisory fees that are triggered as a Fund’s net asset level increases. The Trustees further recalled that at the May 14, 2014 meeting management proposed certain changes to the breakpoint schedule for the European Focus Fund, the Global Technology Fund and the International Opportunities Fund which would have the effect of reducing the advisory fee paid by each Fund to the Advisor. Based on all of the information they reviewed, the Trustees concluded that the advisory fee breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow. With respect to the All Asset Fund, although the Fund’s fee schedule does not include breakpoints, the Trustees considered that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee. In this regard, the Trustees recalled their consideration at the May 14, 2014 meeting of the Advisor’s expense limitation agreement with respect to the All Asset Fund.

Other benefits to the adviser

The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients. The Trustees concluded that the use by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) of commissions paid by the Funds to obtain research products and services was consistent with regulatory requirements and likely benefits the Funds.

After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory and sub-advisory agreement (in the case of the Sub-Advised Funds) for each Fund was in the best interest of each Fund and its shareholders.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund’s fiscal year, July 31. However, under Section 19(a) of the Investment Company Act of 1940, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on US Generally Accepted Accounting Principles (“GAAP”) and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. For federal income tax purposes, the Funds will send you a Form 1099-DIV for each calendar year that will tell you how to report these distributions.

The Funds are making the following disclosures pursuant to Section 19(a).

During the semi-annual period ended July 31, 2014, Unconstrained Bond paid the following distribution, in part from sources other than accumulated undistributed net income as measured at the time of payment. No other Funds paid distributions from sources other than accumulated undistributed net income, other than those previously disclosed in the Funds’ January 31, 2014 Semi-Annual Report to Shareholders.

Unconstrained Bond

Pay Date	Ex-Date	Amount	% from accumulated undistributed net income	% from accumulated realized gains	% from paid-in capital
7/30/2014	7/30/2014	Class A: $ 0.015795	94.0%	0.0%	6.0%
		Class C: $ 0.009067	94.0%	0.0%	6.0%
		Class I: $ 0.018221	94.0%	0.0%	6.0%

Other information (unaudited)

All other monthly distributions paid by Unconstrained Bond were paid exclusively from accumulated undistributed net income.

Federal tax information

Certain tax information for the Funds is required to be provided to shareholders based on the Funds’ income and distributions for the taxable year ending July 31, 2014. In February 2015, shareholders will receive Form 1099-DIV, which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

For corporate shareholders, 1.77%, 12.48%, 8.92%, 6.24%, 2.38%, 5.15% and 1.01% of ordinary income dividends paid by All Asset Fund, Dividend & Income Builder Fund, Emerging Market Opportunities Fund, Global Equity Income Fund, High Yield Opportunities Fund, International Opportunities Fund and Unconstrained Bond Fund, respectively, qualified for the dividends received deduction during the year ended July 31, 2014.

Under Section 853 of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2014 were as follows:

	Foreign	Foreign
	taxes paid	source income
All Asset	$—	$—
Dividend &
Income Builder	30,605	561,119
Emerging Markets
Opportunities	45,366	630,993
European Focus	3,422,017	51,811,605
Global Equity Income	10,234,682	185,627,264
Global Technology	—	—
High Yield
Opportunities	—	—
International
Opportunities	5,033,790	85,187,870
Strategic Income	—	—
Unconstrained Bond	—	—

Under Section 854 (b)(2) of the Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2014 as follows:

All Asset	$208,168
Dividend & Income Builder	609,173
Emerging Markets Opportunities	376,373
European Focus	49,174,335
Global Equity Income	162,485,790
Global Technology	—
High Yield Opportunities	55,942
International Opportunities	77,181,815
Strategic Income	—
Unconstrained Bond	5,250

Long term capital gains dividends of $532,924, $9 and $2,465,935 were paid from the All Asset Fund, Dividend & Income Builder Fund and Global Technology Fund, respectively, during the year ended July 31, 2014.

Shareholder expense

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2014.

Actual expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Other information (unaudited)

Hypothetical example for comparison purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds’ Statements of Operations, net of reimbursements by the investment adviser. The annualized expense ratios used in the example (inclusive of 12b-1 fees) are as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset	0.85%	N/A	1.60%	0.60%	N/A
Dividend &
Income
Builder	1.30%	N/A	2.05%	1.05%	N/A
Emerging
Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A
European
Focus	1.36%	2.18%	2.14%	1.11%	N/A
Global
Equity
Income	1.11%	N/A	1.87%	0.87%	N/A
Global
Technology	1.44%	2.23%	2.20%	1.19%	N/A
High Yield
Opportunities	1.10%	N/A	1.85%	0.85%	N/A
International
Opportunities	1.40%	2.19%	2.15%	1.11%	1.67%
Strategic
Income	1.10%	1.85%	1.85%	0.85%	N/A
Unconstrained
Bond	1.15%	N/A	1.90%	0.90%	N/A

Please note that the expenses do not reflect shareowner transaction costs such as front-end sales charges and redemption fees. These fees are described for each Fund and share class in the “Commentaries and Performance Summaries” section of this report on beginning on page XX. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Other information (unaudited)

Table 1
	Beginning	Ending	Expenses
	account	account	paid
	value	value	during
	February 1,	July 31,	the
Actual	2014	2014	period*
All Asset
Class A	$1,000.00	$1,038.60	$4.30
Class C	1,000.00	1,035.10	8.07
Class I	1,000.00	1,039.60	3.03
Dividend & Income Builder
Class A	$1,000.00	$1,063.20	$6.65
Class C	1,000.00	1,059.60	10.47
Class I	1,000.00	1,064.50	5.37
Emerging Market Opportunities
Class A	$1,000.00	$1,147.20	$9.53
Class C	1,000.00	1,144.00	13.50
Class I	1,000.00	1,150.50	8.21
European Focus
Class A	$1,000.00	$1,039.30	$6.88
Class B	1,000.00	1,035.00	11.00
Class C	1,000.00	1,035.70	10.80
Class I	1,000.00	1,040.80	5.62
Global Equity Income
Class A	$1,000.00	$1,080.40	$5.73
Class C	1,000.00	1,076.90	9.63
Class I	1,000.00	1,081.60	4.49
Global Technology
Class A	$1,000.00	$1,034.90	$7.27
Class B	1,000.00	1,030.70	11.23
Class C	1,000.00	1,030.80	11.08
Class I	1,000.00	1,036.40	6.01
High Yield Opportunities
Class A	$1,000.00	$1,037.90	$5.56
Class C	1,000.00	1,034.00	9.33
Class I	1,000.00	1,039.10	4.30
International Opportunities
Class A	$1,000.00	$1,035.70	$7.07
Class B	1,000.00	1,031.40	11.03
Class C	1,000.00	1,031.80	10.83
Class I	1,000.00	1,037.20	5.61
Class R	1,000.00	1,034.20	8.42
Strategic Income
Class A	$1,000.00	$1,030.10	$5.54
Class B	1,000.00	1,027.10	9.30
Class C	1,000.00	1,026.40	9.30
Class I	1,000.00	1,032.60	4.28
Unconstrained Bond
Class A	$1,000.00	$1,015.50	$5.75
Class C	1,000.00	1,011.70	9.48
Class I	1,000.00	1,016.80	4.50

Table 2

Hypothetical	Beginning	Ending	Expenses
(assuming a	account	account	paid
5% return	value	value	during
before	February 1,	July 31,	the
expenses)	2014	2014	period*
All Asset
Class A	$1,000.00	$1,020.58	$4.26
Class C	1,000.00	1,016.86	8.00
Class I	1,000.00	1,021.82	3.01
Dividend & Income Builder
Class A	$1,000.00	$1,018.35	$6.51
Class C	1,000.00	1,014.63	10.24
Class I	1,000.00	1,019.59	5.26
Emerging Market Opportunities
Class A	$1,000.00	$1,015.92	$8.95
Class C	1,000.00	1,012.20	12.67
Class I	1,000.00	1,017.16	7.70
European Focus
Class A	$1,000.00	$1,018.05	$6.80
Class B	1,000.00	1,013.98	10.89
Class C	1,000.00	1,014.18	10.69
Class I	1,000.00	1,019.29	5.56
Global Equity Income
Class A	$1,000.00	$1,019.29	$5.56
Class C	1,000.00	1,015.52	9.35
Class I	1,000.00	1,020.48	4.36
Global Technology
Class A	$1,000.00	$1,017.65	$7.20
Class B	1,000.00	1,013.74	11.13
Class C	1,000.00	1,013.89	10.99
Class I	1,000.00	1,018.89	5.96
High Yield Opportunities
Class A	$1,000.00	$1,019.34	$5.51
Class C	1,000.00	1,015.62	9.25
Class I	1,000.00	1,020.58	4.26
International Opportunities
Class A	$1,000.00	$1,017.85	$7.00
Class B	1,000.00	1,013.94	10.94
Class C	1,000.00	1,014.13	10.74
Class I	1,000.00	1,019.29	5.56
Class R	1,000.00	1,016.51	8.35
Strategic Income
Class A	$1,000.00	$1,019.34	$5.51
Class B	1,000.00	1,015.62	9.25
Class C	1,000.00	1,015.62	9.25
Class I	1,000.00	1,020.58	4.26
Unconstrained Bond
Class A	$1,000.00	$1,019.09	$5.76
Class C	1,000.00	1,015.37	9.49
Class I	1,000.00	1,020.33	4.51

*
Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period multiplied by 181 days in the period, and divided by 365 (to reflect the one-half year period).

Trustees and officers (unaudited)

Term of
Name, address1,	Position(s)	Office and		Other
month and	with	Time	Principal Occupations	Directorships
year of birth	the Trust2	Served3	During Past Five Years	Held
Independent Trustees
C . Gary Gerst February 1939	Chairman and Trustee	Since 2001	General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments), from 1993 to present.	Formerly, Trustee, Harris Insight Funds Trust; formerly, member of the Governing Council of the Independent Directors Council (IDC); formerly, Board member of the Investment Company Institute.
Roland C. Baker August 1938	Trustee	Since 2001	Consultant to financial services industry.
Director, Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities), and Midland National Life Insurance Company (an affiliate of North American Company for Life and Health Insurance).

Faris F. Chesley August 1938	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC, Since 2001; Vice Chairman, ABN-AMRO, Inc. (a financial services company), 1998-2001.	Chairman of the Investment Committee of the Presbyterian Homes; Director, Rasmussen Inc.; formerly, Trustee, Harris Insight Funds Trust; formerly, Trustee, Selected Funds.
James W. Atkinson August 1950	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC, since 2009	Formerly, Trustee, LaRabida Children’s Hospital: formerly Trustee, Surgeons Diversified Investment Fund.
Richard W. Durkes February 1950	Trustee	Since 2011	Managing Director, BayBoston LLC (private equity fund)	Trustee, NT Alpha Strategies Fund and NT Long/Short Equity Fund; Trustee, Sankaty Head Foundation; Partner, Serve UP LLC (private company that holds the rights to certain intellectual property).
Barbara L. Lamb September 1954	Trustee	Since 2014	Managing Director, Cheiron Trading LLC (proprietary trading company).	None.
J. Marshall Peck April 1952	Trustee	Since 2014	President, Interpark Holdings, LLC (parking garage owner, developer and operator), since 2011; formerly, Chief Executive Officer, Interpark Holdings, LLC.	Board Member and Finance Committee Chairman, Presbyterian Homes.

Trustees and officers (unaudited)

Term of
Name, address1,	Position(s)	Office and		Other
month and	with	Time	Principal Occupations	Directorships
year of birth	the Trust2	Served3	During Past Five Years	Held
Interested Trustees and Officers of the Trust
James G. O’Brien4 May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA.	None.
Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of Distribution (North America), since 2014; Director of US Retail, 2010-2014, Director of National Sales, 2007-2010.	None.
Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA.	N/A
Alanna P. Nensel July 1975	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A
David Latin September 1981	Vice President	Since 2012	Director of Product Development and Analyst Relations, HGINA.	N/A
Scott E. Volk May 1971	Vice President	Since 2001	Director, Retail Finance and Operations, HGINA.	N/A
Christopher K. Yarbrough October 1974	Secretary	Since 2004	Legal Counsel, HGINA.	N/A
Troy M. Statczar August 1971	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA.	N/A
Adam T. Reich August 1983	Assistant Treasurer	Since 2012	Manager of US Fund Administration and Accounting, HGINA, since August 2012; Manager, PricewaterhouseCoopers LLP 2006-2012.	N/A

1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all ten series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age, subject to change by the Board. The Trustees have determined to extend the retirement age of Messrs. Gerst, Baker and Chesley to the end of the calendar year in which these Trustees reach 76 years of age. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

Unless otherwise noted, this information is as of July 31, 2014. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

Trustees and officers (unaudited)

Trustees	Investment Adviser
C. Gary Gerst, Chairman	Henderson Global Investors (North America) Inc.
James W. Atkinson	737 North Michigan Avenue, Suite 1700
Roland C. Baker	Chicago, IL 60611
Faris F. Chesley
Richard W. Durkes	Transfer Agent
Barbara L. Lamb	State Street Bank & Trust Company
J. Marshall Peck	State Street Financial Center
James G. O’Brien*	One Lincoln Street
Charles Thompson II*	Boston, MA 02111

Officers	Auditors
James G. O’Brien, President	Ernst & Young LLP
Charles Thompson II, Vice President	155 North Wacker Drive
Alanna P. Nensel, Vice President	Chicago, IL 60606
David Latin, Vice President
Scott E. Volk, Vice President	For more information
Christopher K. Yarbrough, Secretary	Please call 1.866.4HENDERSON
Kenneth A. Kalina, Chief Compliance Officer	(1.866.443.6337)
Troy M. Statczar, Treasurer	or visit our website:
Adam T. Reich, Assistant Treasurer	www.henderson.com

*	Trustee is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor

This page intentionally left blank.

This page intentionally left blank.

Privacy notice

          This notice describes the privacy practices followed by Henderson Global Funds.

          Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

          In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.henderson.com.

          In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

          Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

          For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

(a)           Henderson Global Funds (the “Trust” or the “registrant”) has adopted a Code of Ethics that applies to the Trust’s principal executive officer and principal financial officer (the “Code”).

(b)   No disclosures are required by this Item 2(b).

(c)           There have been no amendments to the Code during the reporting period for Form N-CSR.

(d)           There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)   Not applicable.

(f)      A copy of the Code may be obtained free of charge by calling 866-343-6337.

Item 3.  Audit Committee Financial Expert.

(a)	(1)
The Board of Trustees of the Trust has determined that it has five audit committee financial experts serving on the Trust’s Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

(2)	The names of the audit committee financial experts are:

James W. Atkinson
Roland C. Baker
Faris F. Chesley
Richard W. Durkes
C. Gary Gerst

Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services.

As of July 31, 2014, the registrant had ten series.  All of the series of the registrant currently have a fiscal year ended July 31 (the “7/31 Henderson Funds”).  The Henderson Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

For purposes of the Item 4 disclosure below, the “12/31 Henderson Funds” for the fiscal year ended December 31, 2012 includes only the Henderson Strategic Income Fund. For the fiscal years ended July 31, 2013 and July 31, 2014, the Henderson Strategic Income Fund is included in the 7/31 Henderson Funds categorization.

Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by the registrant’s principal accountant to the 12/31 Henderson Funds and the 7/31 Henderson Funds, as defined above.

(a)           Audit Fees – The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/14	N/A	$278,600
Year ended 7/31/13	N/A	$302,000
Year ended 12/31/12	$32,300	N/A

(b)           Audit Related Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)           Tax Fees – The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below.  These services consisted of the principal accountant reviewing the registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultation regarding the tax consequences of specific investments and facilitation of the change of the Henderson Strategic Income Fund’s tax year end change with the Internal Revenue Service.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/14	N/A	$83,809
Year ended 7/31/13	N/A	$105,484
Year ended 12/31/12	$8,742	N/A

The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/14	N/A	$0
Year ended 7/31/13	N/A	$0
Year ended 12/31/12	$0	N/A

(d)           All Other Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)           Pre-Approval Policies and Procedures

(1)           Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the “Adviser”), including the fees and other compensation to be paid to the independent auditors.  Any member of the Audit Committee may grant such pre-approval.  Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement.  Pre-approval of non-audit services is not required, if:  (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):  (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2)           None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)      No disclosures are required by this Item 4(f).
(g)           The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Fund for services rendered by the principal accountant to the registrant are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/14	N/A	$83,809
Year ended 7/31/13	N/A	$105.484
Year ended 12/31/12	$8,742	N/A

The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant are set forth below.

	12/31 Henderson Funds*	7/31 Henderson Funds*
Year ended 7/31/14	N/A	$962,839
Year ended 7/31/13	N/A	$1,567,671
Year ended 12/31/12	$1,275,972	N/A
___________

*
Note that as the non-audit services provided to the Adviser and its affiliates are not attributable to the 12/31 Henderson Funds or 7/31 Henderson Funds, and due to the different year-ends prior to 7/31/13, certain fees billed during the period may be reflected in both the 12/31 Henderson Funds’ and 7/31 Henderson Funds’ fiscal years.

(h)           The registrant’s Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser, which were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant, were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)   Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)   Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)           There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(3)	Not applicable.

(b)           The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James. G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    October 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    October 2, 2014

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:    October 2, 2014